REGISTRATION NOs. 333-17361

811-07961

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 13	☒
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 15

MASON STREET FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER,INCLUDING AREA CODE)

MICHAEL W. ZIELINSKI, SECRETARY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

LAW DEPARTMENT

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☒	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

☐	ON (DATE) PURSUANT TO PARAGRAPH (b)

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

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☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

Prospectus July 22, 2005

Small Cap Growth Stock Fund Aggressive Growth Stock Fund International Equity Fund Index 400 Stock Fund

Growth Stock Fund Large Cap Core Stock Fund Index 500 Stock Fund Asset Allocation Fund High Yield Bond Fund Municipal Bond Fund Select Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Mason Street Funds Prospectus

JULY 22, 2 0 0 5

Small Cap Growth Stock Fund

Aggressive Growth Stock Fund

International Equity Fund

Index 400 Stock Fund

Growth Stock Fund

Large Cap Core Stock Fund

Index 500 Stock Fund

Asset Allocation Fund

High Yield Bond Fund

Municipal Bond Fund

Select Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY

This section will give you a brief summary of the Mason Street Funds® and their investment objectives, strategies, risks and performance. Please see “Investment Objectives and Strategies” for a detailed description of investment objectives and policies for those Funds you wish to purchase.

Stock Funds

Small Cap Growth Stock Fund

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of U.S. companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

Aggressive Growth Stock Fund

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

International Equity Fund

Objective:    Long-term growth of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

Index 400 Stock Fund

Objective:    Investment results that replicate the performance of the S&P MidCap 400® Index.

Strategy:    Normally, investing at least 80% of net assets in common stocks included in the S&P MidCap 400® Index in proportion to their Index weightings to capture market performance of medium sized companies using a computer program to determine which stocks should be purchased or sold.

Growth Stock Fund

Objective:    Long-term growth of capital.

Strategy:    Normally, investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

Summary

Large Cap Core Stock Fund

Objective:    Long-term growth of capital and income.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. The Fund seeks gross income of at least 75% of the dividend yield of the S&P 500® Index. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Fund also may invest in non-dividend paying stocks.

Index 500 Stock Fund

Objective:    Investment results that replicate the performance of the S&P 500® Index.

Strategy:    Normally, investing at least 80% of net assets in common stocks included in the S&P 500® Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

Multi-Asset Fund

Asset Allocation Fund

Objective:    To realize as high a level of total return as is consistent with reasonable investment risk.

Strategy:    Normally, investing not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities, the Fund is actively managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 45–75% equities; 20–50% debt and 0–20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

Bond Funds

High Yield Bond Fund

Objective:    To achieve high current income and capital appreciation.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Fund invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

Municipal Bond Fund

Objective:    A high level of current income exempt from federal income taxes, consistent with the preservation of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowing for investment purposes) in municipal obligation exempt from federal taxes. The Fund invests primarily in a diversified portfolio of investment grade municipal obligations, yet has the ability to invest up to 20% of its assets in lower rated securities. The Fund is actively managed to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities. While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

Select Bond Fund

Objective:    To seek high income and capital appreciation, consistent with preservation of capital.

Strategy:    Normally, investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Fund invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Fund is actively managed to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors. This will increase portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

PRINCIPAL RISKS

All investments present some risk and loss of money is a risk of investing in each Fund. Each Fund presents different and varying amounts of risk depending on the types of securities in which it invests and the investment strategies it uses. There can be no assurance that a Fund will achieve its investment objective. There is also the risk that poor security selection by a Fund’s manager will cause the Fund to under-perform other mutual funds having similar objectives. None of the Funds should be relied upon as a complete investment program.

The following summarizes principal risks that apply primarily to investments of those Funds identified by name, and also may be present in other Funds to the extent they invest in the manner described.

Risks for Stocks

Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole. Risks include adverse general economic conditions as well as adverse financial experience of industries and companies.

Principal Risks

“Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks are presented primarily for the Small Cap Growth Stock, Aggressive Growth Stock, Large Cap Core Stock, Index 400 Stock, Index 500 Stock and Growth Stock Funds. These risks may also affect the performance of the other Stock Funds and the Asset Allocation Fund.

“Value” stocks are selected because they seem attractively priced. The main risks are that the relatively low price for a stock may turn out to reflect low value or low growth potential, or the market may not recognize the real value of the stock for a long time. These risks are presented primarily for the Large Cap Core Stock, Index 400 Stock, Index 500 Stock and International Equity Funds. These risks may also affect the performance of the other Stock Funds and the Asset Allocation Fund.

Small cap stocks may involve greater risks because smaller companies often have a limited track record, narrower markets and more limited managerial and financial resources than larger, more established companies. The prices of these stocks tend to be more volatile and the issuers face greater risk of business failure. These risks are presented primarily for the Small Cap Growth Stock Fund.

Mid cap stocks may involve greater risks because the value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. These risks are presented primarily for the Aggressive Growth Stock Fund, Growth Stock Fund and Index 400 Stock Fund.

Micro cap stocks may involve greater risks because the prices of microcap securities are generally even more volatile and their markets are even less liquid relative to both small cap and large cap securities. These types of risks are presented primarily for the Small Cap Growth Stock Fund.

Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

Initial public offerings (“IPOs”) may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Fund during periods when the IPO market is strong. IPOs may have less performance impact as a Fund’s assets grow. These considerations are most relevant in assessing the performance of all Funds that invest primarily in stock securities.

Risks for Debt Investments

Each of the Funds has express authority to invest all or part of its assets in debt investments. Investors in a Fund will incur some or all of the risks associated with debt investments to the extent that its assets are so invested.

Interest Rate Risk    Prices of debt investments rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented primarily for the High Yield Bond, Municipal Bond and Select Bond Funds and the Asset Allocation Fund.

Credit Risk    Prices of debt investments reflect the risk of default. The credit rating assigned to a debt investment generally reflects the credit risk. High-yield investments present more credit risk than investment-grade issues. High yield credit risk is presented primarily for the High Yield Bond Fund and to a lesser degree for the Select Bond Fund, Municipal Bond Fund and the Asset Allocation Fund.

Mortgage Risks    A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to pre-payment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. Mortgage risks are presented primarily by the operations of the High Yield Bond and Select Bond Funds. This risk may also affect the performance of the other Funds that invest in mortgage-related securities.

High Yield Debt Securities    These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and price of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Mason Street Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Fund’s net asset value (“NAV”). In the absence of readily available market

Principal Risks

quotations, high yield/high risk securities will be valued by Mason Street Funds’ Board of Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board of Directors’ judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

Special risks associated with high yield/high risk securities is presented primarily by all or a portion of the investments held by the High Yield Bond, Select Bond and Asset Allocation Funds.

U.S. Agency Securities    Unlike direct obligations of the U.S. government, securities that are issued by federal agencies and government sponsored entities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

Risks for Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depositary Receipts (“ADRs”), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk    Funds that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Political and Economic Risk    Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk    In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Foreign Market Risks    Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs    Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries    In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Risks for Derivatives

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. These risks are a consideration for all the Funds.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios’ securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives also may create leveraging risk. To mitigate leveraging risk, the Funds will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its

Principal Risks

obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities holdings. These risks are a consideration for all the Funds.

Asset Allocation Risk

In addition to the risks involved with each kind of security there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Fund, but it is a consideration for all of the Funds. It is also likely to be the most important consideration for you as an individual investor.

Risks for All Securities

Liquidity Risk    The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. Illiquidity may make it difficult for a Fund to buy or sell a security or to price the security fairly. Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Directors, certain restricted securities may be deemed to be liquid and will not be counted toward the 15% limit.

Market Risks    The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Management Risk    The strategy used by the Fund’s investment advisor or subadvisor may fail to produce the intended results.

PERFORMANCE

The following bar charts provide one indication of the risks of investing in the Funds by showing each Fund’s performance for calendar years 1998 (or such calendar year after 1998 based on the Fund’s commencement of operations) through 2004. Performance of Class A is shown unless otherwise noted.

Average Annual Returns

The following table further illustrates the risks of investing in the Funds by showing how each Fund’s average annual returns for the periods shown ending December 31, 2004, compare with the returns of certain indices that measure broad market performance. This table assumes that the maximum initial sales charge was paid for Class A shares and that the shares were redeemed at the end of the applicable period and the maximum contingent deferred sales charge was paid for Class B and Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for Class B and Class C shares will vary. The Funds’ before and after-tax past performance is not necessarily an indication of how the Funds will perform in the future.

Further information about the performance of the Funds is contained in Mason Street Funds annual report to shareholders, which may be obtained without charge from your Registered Representative, your financial adviser or by writing to the address or calling the phone number listed on page 30.

Small Cap Growth Stock Fund

Annual Total Returns

Best Quarter: 4th - 2001 22.02%    Worst Quarter: 3rd - 2001 –22.46%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	11.99%	4.58%	12.66%
Return After Taxes on Distributions	11.26%	3.07%	10.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.77%	3.01%	10.01%
Class B
Return Before Taxes	11.83%	4.60%	12.86%
Class C
Return Before Taxes(b)	15.83%	4.94%	12.97%
S&P SmallCap 600 Index(c)	22.65%	11.60%	11.68%
Russell 2000 Index(d)	18.44%	6.68%	8.07%
Small Cap Growth Funds Lipper Average(n)	11.71%	–1.42%	—

Total Return 12/31/04-3/31/05 is -2.12%

Performance

Aggressive Growth Stock Fund

Annual Total Returns

Best Quarter: 4th - 1999 34.81%    Worst Quarter: 3rd - 2001 –23.14%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	8.23%	–2.05%	10.06%
Return After Taxes on Distributions	8.23%	–3.25%	8.47%
Return After Taxes on Distributions and Sale of Fund Shares	5.35%	–2.13%	8.16%
Class B
Return Before Taxes	7.92%	–2.04%	10.03%
Class C
Return Before Taxes(b)	11.92%	–1.74%	10.03%
S&P MidCap 400 Index(f)	16.49%	9.54%	14.67%
Mid-Cap Growth Funds Lipper Average(v)	14.75%	–1.73%	—

Total Return 12/31/04-3/31/05 is –4.93%

International Equity Fund

Annual Total Returns

Best Quarter: 2nd - 2003 20.74%    Worst Quarter: 3rd - 2002 –19.40%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	12.63%	1.47%	2.94%
Return After Taxes on Distributions	12.48%	1.11%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	8.88%	1.16%	2.26%
Class B
Return Before Taxes	12.38%	1.39%	2.91%
Class C(a)
Return Before Taxes(b)	16.38%	1.77%	2.91%
Morgan Stanley Capital International EAFE (Europe-Australasia-Far East) Index(g)	20.70%	–.80%	5.59%
International Multi-Cap Core Lipper Average(o)	20.75%	2.87%	—

Total Return 12/31/04-3/31/05 is .74%

Index 400 Stock Fund

Annual Total Returns

Best Quarter: 4th - 2001 17.88%    Worst Quarter: 3rd - 2001 –16.57%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	9.95%	7.80%	8.29%
Return After Taxes on Distributions	9.20%	6.29%	6.83%
Return After Taxes on Distributions and Sale of Fund Shares	7.18%	5.85%	6.32%
Class B
Return Before Taxes	9.82%	7.87%	8.48%
Class C(a)
Return Before Taxes(b)	13.82%	8.17%	8.60%
S&P MidCap 400 Index(f)	16.49%	9.54%	9.86%
Mid-Cap Core Funds Lipper Average(w)	16.47%	9.51%	—

Total Return 12/31/04-3/31/05 is –.55%

Performance

Growth Stock Fund

Annual Total Returns

Best Quarter: 4th - 1998 22.09%    Worst Quarter: 3rd - 2001 –14.71%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	.69%	–4.82%	6.27%
Return After Taxes on Distributions	.67%	–5.25%	5.36%
Return After Taxes on Distributions and Sale of Fund Shares	.48%	–4.18%	5.05%
Class B
Return Before Taxes	.04%	–4.86%	6.26%
Class C
Return Before Taxes(b)	4.04%	–4.50%	6.26%
S&P 500® Index(e)	10.88%	–2.30%	7.87%
Large Cap Core Funds Lipper Average(p)	8.59%	–2.66%	—

Total Return 12/31/04-3/31/05 is –1.49%

Large Cap Core Stock Fund

Annual Total Returns

Best Quarter: 4th - 1998 21.43%    Worst Quarter: 3rd - 2002 –18.10%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	2.01%	–5.36%	3.01%
Return After Taxes on Distributions	1.92%	–5.53%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.42%	–4.53%	1.67%
Class B
Return Before Taxes	1.35%	–5.43%	2.99%
Class C(a)
Return Before Taxes(b)	5.35%	–5.06%	2.99%
S&P 500® Index(e)	10.88%	–2.30%	7.87%
Large Cap Core Funds Lipper Average(p)	8.59%	–2.66%	—

Total Return 12/31/04-3/31/05 is –.66%

Index 500 Stock Fund

Annual Total Returns

Best Quarter: 4th - 1998 21.13%    Worst Quarter: 3rd - 2002 –17.32%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	4.76%	–3.91%	6.42%
Return After Taxes on Distributions	4.50%	–4.29%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares	3.43%	–3.42%	5.39%
Class B
Return Before Taxes	4.34%	–3.92%	6.44%
Class C(a)
Return Before Taxes(b)	8.34%	–3.55%	6.44%
S&P 500® Index(e)	10.88%	–2.30%	7.87%
S&P 500® Index Objective Funds Lipper Average(q)	10.35%	–2.64%	—

Total Return 12/31/04-3/31/05 is –2.28%

Performance

Asset Allocation Fund

Annual Total Returns

Best Quarter: 4th - 1999 14.63%    Worst Quarter: 3rd - 2001 –9.46%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	4.04%	2.21%	8.31%
Return After Taxes on Distributions	3.57%	.91%	6.55%
Return After Taxes on Distributions and Sale of Fund Shares	3.03%	1.15%	6.21%
Class B
Return Before Taxes	3.48%	2.17%	8.26%
Class C
Return Before Taxes(b)	7.49%	2.52%	8.26%
S&P 500® Index(e)	10.88%	–2.30%	7.87%
Merrill Lynch Domestic Master Index(h)	4.34%	7.74%	7.29%
Merrill Lynch 91-Day T-Bill Index(i)	1.33%	2.95%	3.72%
Flexible Portfolio Funds Lipper Average(r)	8.99%	10.65%	—
Citigroup U.S. Broad Investment Grade Bond Index(k)	4.48%	7.73%	7.28%
Citigroup High Yield Cash Pay Index(l)	10.51%	7.75%	7.11%

Total Return 12/31/04-3/31/05 is –.98%

High Yield Bond Fund

Annual Total Returns

Best Quarter: 2nd - 2003 8.51%    Worst Quarter: 3rd - 1998 –10.57%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	6.54%	5.80%	5.61%
Return After Taxes on Distributions	4.06%	2.33%	1.63%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	2.69%	2.20%
Class B
Return Before Taxes	6.09%	5.88%	5.58%
Class C
Return Before Taxes(b)	10.08%	6.12%	5.55%
Lehman Brothers High Yield Intermediate Market Index(j)	10.85%	6.23%	5.89%
High Current Yield Funds Lipper Average(s)	9.84%	4.95%	—
Citigroup High Yield Cash Pay Index(l)	10.51%	7.75%	7.11%

Total Return 12/31/04-3/31/05 is –1.73%

Municipal Bond Fund

Annual Total Returns

Best Quarter: 3rd - 2002 5.00%    Worst Quarter: 2nd - 2004 –2.27%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	–1.39%	6.12%	5.82%
Return After Taxes on Distributions	–1.91%	5.65%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	.10%	5.53%	5.31%
Class B
Return Before Taxes	–2.06%	6.15%	5.79%
Class C(a)
Return Before Taxes(b)	1.90%	6.46%	5.79%
Lehman Brothers Municipal Bond Index(m)	4.47%	7.20%	6.38%
General Municipal Debt Funds Lipper Average(t)	3.70%	6.28%	—

Total Return 12/31/04-3/31/05 is –.43%

Performance

Select Bond Fund

Annual Total Returns

Best Quarter: 3rd - 2002 6.74%    Worst Quarter: 2nd - 2004 –3.29%

Average Annual Return

	1 Year	5 Year	Life of Fund (annualized)(a)
Class A
Return Before Taxes	–1.07%	7.15%	6.75%
Return After Taxes on Distributions	–2.47%	4.60%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	–.66%	4.55%	3.87%
Class B
Return Before Taxes	–1.76%	7.19%	6.72%
Class C
Return Before Taxes(b)	2.20%	7.49%	6.72%
Merrill Lynch Domestic Master Index(h)	4.34%	7.74%	7.29%
Corporate Debt Funds A-Rated Funds Lipper Average(u)	4.22%	7.06%	—
Citigroup U.S. Broad Investment Grade Bond Index(k)	4.48%	7.73%	7.28%

Total Return 12/31/04-3/31/05 is –.85%

Sales loads are not reflected in the bar charts. Returns would be less than those shown if sales loads were reflected. Index returns reflect no deductions for fees, expenses or taxes.

* The Funds commenced operations on March 31, 1997, except for the Small Cap Growth Stock Fund and Index 400 Stock Fund, which commenced operations on July 12, 1999.

(a) Class C Shares of this Fund are currently not offered to the public.

(b) Class C Shares were first offered by Prospectus on November 17, 2003. The returns shown are based on the restated historical performance of the Fund’s Class B shares, adjusted to reflect the sales charges applicable to Class C shares.

(c) The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of March 31, 2005, the 600 companies in the composite had a median market capitalization of $697.1 million and total market value of $514 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

(d) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $75.82 billion; the median market capitalization was approximately $910 million. Market capitalization of companies in the Index ranged from $389 billion to $27 million. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $1 billion; the median market capitalization was approximately $523 million. The index had a total market capitalization range of approximately $6.5 billion to $27 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

(e) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of March 31, 2005, the 500 companies in the composite had a median market capitalization of $10.5 billion and a total market value of $10.9 trillion. The S&P 500 represents approximately 59.8% of the market value of Compustat’s database of over 9,409 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

(f) The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2005, the 400 companies in the composite had a median market capitalization of $2.3 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of Compustat’s database of over 9,409 equities. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

(g) The Morgan Stanley Capital International EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of March 31, 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

(h) The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised on U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of the underlying securities. The Index cannot be invested in directly and does not include sales charges.

(i) The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

Performance

(j) The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody’s Investor Service. If a Moody’s rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor’s, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

(k) The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgage, asset-backed, and investment-grade (BBB –/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 billion for Treasuries, US $5 billion for mortgages, and US $200 million for credit, asset-backed, and government-sponsored issues. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Funds are changing their benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

(l) The Citigroup High Yield Cash Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year and a minimum amount outstanding of US $100 million. This index is unmanaged, cannot be invested in directly and does not include expenses or sales charges.

The Funds are changing their benchmark index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Lehman Brothers Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

(m) The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

As of March 31, 2005, the index included 35,001 issues totaling over $863 billion in market value. The index represents approximately 50% of the municipal bond market capitalization.

(n) The Lipper Equity Fund Performance Analysis Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average, price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

(o) The Lipper Equity Fund Performance Analysis International Multi-Cap Core Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

(p) The Lipper Equity Fund Performance Analysis Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

(q) The Lipper Equity Fund Performance Analysis S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

(r) The Lipper Equity Fund Performance Analysis Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.

(s) The Lipper-Taxable Fixed Income Fund Performance Analysis High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.

(t) The Lipper-Tax-Exempt Fixed Income Fund Performance Analysis General Municipal Debt Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that invest primarily in municipal debt issues in the top four credit ratings. Source: Lipper, Inc.

(u) The Lipper-Taxable Fixed Income Fund Performance Analysis Corporate Debt Funds A-Rated Funds Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc.

(v) The Lipper Equity Fund Performance Analysis MidCap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap

Performance

growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio; and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

(w) The Lipper Equity Fund Performance Analysis Mid-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Fees and Expenses

The expense tables below and the expense examples on the following page are intended to help you understand the direct and indirect costs and expenses that you will bear as an investor in a Fund. Shareholder Transaction Expenses are charged to your account directly when you buy or sell shares. Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for advisory services, distribution services and expenses relating to the maintenance of shareholder accounts, such as transfer agent, administrative and similar expenses.

Shareholder Transaction Expenses

(All Funds)

	Maximum Sales Charge on Purchases (as % of Offering Price)	Maximum Contingent Deferred Sales Charge	Redemption Fee	Exchange Fee
Class A	4.75%	0.00%	None	None
Class B	0.00%	5.00%	None	None
Class C	0.00%	1.00%	None	None

Annual Fund Operating Expenses(a)

	Management Fees(b)	12b-1 Distribution Fees	Other Expenses(d)	Total Operating Expenses	Less Fee Waiver(e)	Net Operating Expenses(e)
Class A
Small Cap Growth Stock Fund	0.85%	0.10%	1.08%	2.03%	0.63%	1.40%
Aggressive Growth Stock Fund	0.75%	0.07%	0.54%	1.36%	0.06%	1.30%
International Equity Fund	0.85%	0.06%	0.50%	1.41%	—	1.41%
Index 400 Stock Fund	0.25%	0.07%	0.51%	0.83%	0.23%	0.60	%(d)
Growth Stock Fund	0.75%	0.07%	0.52%	1.34%	0.04%	1.30%
Large Cap Core Stock Fund	0.65%	0.06%	0.48%	1.19%	—	1.19%
Index 500 Stock Fund	0.25%	0.07%	0.55%	0.87%	0.27%	0.60	%(d)
Asset Allocation Fund	0.70%	0.08%	0.57%	1.35%	—	1.35%
High Yield Bond Fund	0.75%	0.07%	0.49%	1.31%	0.01%	1.30%
Municipal Bond Fund	0.30%	0.07%	0.47%	0.84%	—	0.84%
Select Bond Fund	0.30%	0.08%	0.50%	0.88%	0.03%	0.85%

Class B
Small Cap Growth Stock Fund	0.85%	0.75%	1.08%	2.68%	0.63%	2.05%
Aggressive Growth Stock Fund	0.75%	0.75%	0.54%	2.04%	0.09%	1.95%
International Equity Fund	0.85%	0.75%	0.49%	2.09%	—	2.09%
Index 400 Stock Fund	0.25%	0.75%	0.52%	1.52%	0.27%	1.25	%(d)
Growth Stock Fund	0.75%	0.75%	0.53%	2.03%	0.08%	1.95%
Large Cap Core Stock Fund	0.65%	0.75%	0.48%	1.88%	0.03%	1.85%
Index 500 Stock Fund	0.25%	0.75%	0.55%	1.55%	0.30%	1.25	%(d)
Asset Allocation Fund	0.70%	0.75%	0.57%	2.02%	0.02%	2.00%
High Yield Bond Fund	0.75%	0.75%	0.49%	1.99%	0.04%	1.95%
Municipal Bond Fund	0.30%	0.75%	0.47%	1.52%	0.02%	1.50%
Select Bond Fund	0.30%	0.75%	0.50%	1.55%	0.05%	1.50%

Class C
Small Cap Growth Stock Fund	0.85%	0.75%	1.08%	2.68%	0.63%	2.05%
Aggressive Growth Stock Fund	0.75%	0.75%	0.54%	2.04%	0.09%	1.95%
International Equity Fund(c)	0.85%	0.75%	0.51%	2.11%	—	2.11%
Index 400 Stock Fund(c)	0.25%	0.75%	0.49%	1.45%	0.04%	1.49%
Growth Stock Fund	0.75%	0.75%	0.53%	2.03%	0.08%	1.95%
Large Cap Core Stock Fund(c)	0.65%	0.75%	0.50%	1.90%	0.05%	1.85%
Index 500 Stock Fund(c)	0.25%	0.75%	0.56%	1.45%	0.11%	1.50%
Asset Allocation Fund	0.70%	0.75%	0.57%	2.02%	0.02%	2.00%
High Yield Bond Fund	0.75%	0.75%	0.49%	1.99%	0.04%	1.95%
Municipal Bond Fund(c)	0.30%	0.75%	0.49%	1.54%	0.04%	1.50%
Select Bond Fund	0.30%	0.75%	0.50%	1.55%	0.05%	1.50%

(a)

An annual custodial fee of $15 per account type is charged to investors who maintain IRA accounts, which if not paid by the investor, will be charged from the lowest numbered Fund within the account. (If you have multiple IRA accounts of the same account type, the fee will be deducted from the lowest numbered IRA account.)

Fees and Expenses

(b)	Class C Shares of this Fund are currently not offered to the public.
(c)	Other Expenses include a 0.25% shareholder servicing fee on Class A, Class B and Class C shares.
(d)	MSA and its affiliates have contractually agreed to waive their fees and absorb certain other operating expenses, until at least July 31, 2006, to the extent necessary so that Net Operating Expenses will not exceed the amount shown for each Fund. The contractual fee waiver may not be unilaterally altered by MSA or its affiliates, and only the Funds’ Board of Directors can terminate the waiver.
(e)	Effective July 22, 2005, expense cap was dropped from 0.80% to 0.60% for Class A and from 1.45% to 1.25% for Class B.

Expense Examples

These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. The Examples assume you pay the maximum sales charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Fund	Class A	Class B	Class C*	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Small Cap Growth Stock Fund	$611	$708	$308	$1,023	$1,073	$773	$1,461	$1,564	$1,364	$2,674	$2,809	$2,966
Aggressive Growth Stock Fund	$601	$698	$298	$880	$931	$631	$1,179	$1,290	$1,090	$2,027	$2,187	$2,362
International Equity Fund	$612	$712	—	$900	$955	—	$1,209	$1,324	—	$2,086	$2,247	—
Index 400 Stock Fund	$533	$627	—	$705	$754	—	$892	$1,003	—	$1,431	$1,603	—
Growth Stock Fund	$601	$698	$298	$876	$929	$629	$1,171	$1,286	$1,086	$2,008	$2,175	$2,352
Large Cap Core Stock Fund	$591	$688	—	$835	$888	—	$1,098	$1,213	—	$1,850	$2,019	—
Index 500 Stock Fund	$533	$627	—	$714	$760	—	$909	$1,016	—	$1,473	$1,636	—
Asset Allocation Fund	$606	$703	$303	$882	$932	$632	$1,179	$1,286	$1,086	$2,022	$2,174	$2,346
High Yield Bond Fund	$601	$698	$298	$870	$921	$621	$1,158	$1,269	$1,069	$1,978	$2,138	$2,314
Municipal Bond Fund	$557	$653	—	$730	$778	—	$919	$1,027	—	$1,463	$1,627	—
Select Bond Fund	$558	$653	$253	$740	$785	$485	$937	$1,040	$840	$1,505	$1,661	$1,841

*	The International Equity Fund, Index 400 Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund and Municipal Bond Fund do not currently offer Class C shares to the public.

Using the same assumptions as for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses for Class B and Class C shares:

	1 Year		3 Years		5 Years		10 Years
Fund	Class B	Class C	Class B	Class C	Class B	Class C	Class B	Class C
Small Cap Growth Stock Fund	$208	$208	$773	$773	$1,364	$1,364	$2,809	$2,966
Aggressive Growth Stock Fund	$198	$198	$631	$631	$1,090	$1,090	$2,187	$2,362
International Equity Fund	$212	—	$655	—	$1,124	—	$2,247	—
Index 400 Stock Fund	$127	—	$454	—	$803	—	$1,603	—
Growth Stock Fund	$198	$198	$629	$629	$1,086	$1,086	$2,175	$2,352
Large Cap Core Stock Fund	$188	—	$588	—	$1,013	—	$2,019	—
Index 500 Stock Fund	$127	—	$460	—	$816	—	$1,636	—
Asset Allocation Fund	$203	$203	$632	$632	$1,086	$1,086	$2,174	$2,346
High Yield Bond Fund	$198	$198	$621	$621	$1,069	$1,069	$2,138	$2,314
Municipal Bond Fund	$153	—	$478	—	$827	—	$1,627	—
Select Bond Fund	$153	$153	$485	$485	$840	$840	$1,661	$1,841

*	The International Equity Fund, Index 400 Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund and Municipal Bond Fund do not currently offer Class C shares to the public.

The Examples should not be considered a representation of past or future returns or expenses, which may be more or less than those shown.

Fees and Expenses

Investment Objectives and Strategies

This section takes a closer look at the Funds’ investment objectives, each of their principal investment strategies and the securities that may be purchased.

The investment objective of each Fund is “fundamental” and may not be changed without a shareholder vote. All other policies, unless noted as “fundamental,” may be changed by Mason Street Funds’ Board of Directors without a vote of the shareholders. Changes in a policy that requires a Fund to invest at least 80% of net assets in a particular type of security or manner normally only may be changed upon 60 days’ prior notice to shareholders.

In investing Fund assets, each Fund will follow the general policies listed below. To a lesser degree and subject to certain Fund specific limits discussed herein and in the Statement of Additional Information (“SAI”), the Funds may invest in other types of domestic and foreign securities, and use other investment strategies that are described in the Glossary and SAI. Except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Stock Funds

Small Cap Growth Stock Fund

The investment objective of the Small Cap Growth Stock Fund is long-term growth of capital. Normally, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in common stock of U.S. companies with market capitalizations that do not exceed the maximum market capitalizations of any security in the S&P SmallCap 600® Index at the time of purchase. The Fund may also invest in the equity securities of microcap companies (which the investment advisor defines as companies with stock market capitalizations less than $500 million at the time of investment). The stocks of small and micro capitalization companies may experience substantial price volatility.

The market cap of companies in the Fund and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Fund will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the S&P’s SmallCap 600® Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Index.

Aggressive Growth Stock Fund

The investment objective of the Aggressive Growth Stock Fund is long-term growth of capital. Normally, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks. The Fund invests primarily in the stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics. The stocks of small and mid-sized companies may experience substantial price volatility.

International Equity Fund

The investment objective of the International Equity Fund is long-term growth of capital. Normally, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. Any income realized will be incidental.

The Fund’s investments in equity securities may include small, medium, and large capitalization issues. The strategy for the Fund will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Fund’s manager will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Index 400 Stock Fund

The investment objective of the Index 400 Stock Fund is to achieve investment results that replicate the performance of the S&P MidCap 400® Index. Normally, the Fund invests at least 80% of net assets in common stocks included in the S&P MidCap 400® Index in proportion to their weighting in the index.

The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. See the description of the Index 500 Stock Fund below. The S&P MidCap 400® does not include the very large issues that account for most of the weighting in the S&P 500® Index. Most of the companies in the S&P MidCap 400® Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger. The Index 400 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund’s objective. The Fund will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400® Index.

The Index 400 Stock Fund’s ability to match the performance of the S&P MidCap 400® Index will be affected to some

Investment Objectives and Strategies

extent by the size and timing of cash flows into and out of the Index 400 Stock Fund. The Fund will be managed with a view to reducing such effects.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Fund’s assets may at times be invested in cash or high quality short term debt securities.

Growth Stock Fund

The investment objective of the Growth Stock Fund is long-term growth of capital. The Fund invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Current income is secondary.

The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

The Fund seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies.

Large Cap Core Stock Fund

The investment objective of the Large Cap Core Stock Fund is long-term growth of capital and income. Normally, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. The Fund seeks gross income of at least 75% of the dividend yield of the S&P 500® Index, However, this income level is merely a guideline, and there can be no certainty that this income level will be achieved. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Fund also may invest in non-dividend paying stocks.

In selecting investments, management looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries. The Fund may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the economic outlook.

For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500® Index. The market cap of companies in the Fund and the Index will change over time due to market forces and the periodic rebalancing of the Index. However, the Fund will not sell a stock just because the company has fallen to a market capitalization below that of the largest stock in the bottom quartile of the S&P 500® Index and, on occasion, may purchase small and medium capitalization companies with a market capitalization below that of the largest stock in the bottom quartile of that index.

Index 500 Stock Fund

The investment objective of the Index 500 Stock Fund is to achieve investment results that replicate the performance of the S&P 500® Index. Normally, the Fund invests at least 80% of net assets in common stocks included in the S&P 500® Index in proportion to their weighting in the index.

The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Index 500 Stock Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund’s objective. The Fund will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500® Index.

The Index 500 Stock Fund’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Fund. The Fund will be managed with a view to reducing such effects.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Fund’s assets may at times be invested in cash or high quality short term debt securities.

“Standard	& Poor’s®,” “S&P®,” “S&P MidCap 400 Index,” “Standard & Poor’s Mid Cap 400 Index,” “S&P 500®,” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company and Mason Street Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

Other Investments – Stock Funds

The Stock Funds’ investments in equity securities may include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to investments in equity securities, a portion of the Stock Funds’ assets may be invested in cash or high quality, short-term debt securities. When adverse conditions exist a Stock Fund may be hindered in its pursuit of its investment objective because it

Investment Objectives and Strategies

may not invest, or may invest less, in the equity securities in which it ordinarily invests.

To a lesser degree, the Stock Funds may invest in other types of securities and use other non-principal investment strategies that are described in the Glossary. For a description of these instruments and their risks, see the Glossary and SAI.

Multi-Asset Fund

Asset Allocation Fund

The investment objective of the Asset Allocation Fund is to realize as high a level of total return as is consistent with reasonable investment risk. The Fund invests not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities Under normal market conditions, the Fund uses a flexible policy for allocating its assets according to a benchmark of 45-75% equities, 25-35% debt and 0-20% cash or cash equivalents.

The Fund is actively managed by maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, management may reallocate the Fund’s assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, management may under-allocate or over-allocate the Fund’s assets in a particular category.

The equity portion of the Fund may be invested in any of the types of securities eligible for the other Funds that invest in equities. The debt portion of the Fund may be invested in any of the types of securities eligible for the Select Bond Fund or the High Yield Bond Fund, although debt securities purchased by the Fund will be primarily investment-grade debt obligations. The cash equivalent portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

Within the asset-allocation categories described above, the adviser will allocate the Fund’s investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, the adviser will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.

No minimum percentage has been established for any investment category. However, the Fund may not invest more than 50% of net assets in foreign securities (including both direct investments and depositary receipts) and not more than 20% in non-investment grade debt securities (often called “junk bonds”). Normally, the Fund’s investments in foreign securities will be in the range of 0-30% of net assets. Foreign investments and non-investment grade debt involve special risks discussed under the section “Principal Risks.”

The Asset Allocation Fund may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

Bond Funds

High Yield Bond Fund

The investment objective of the High Yield Bond Fund is to achieve high current income and capital appreciation. Normally, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (e.g., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or, if unrated, determined by the Fund’s manager to be of comparable quality. A description of NRSRO ratings is included in the SAI.

The Fund may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts or “ADR’s”) and U.S. broker-dealers (American Depositary Shares). Foreign investments involve special risks, which are discussed under the section “Principal Risks.”

The securities in which the High Yield Bond Fund primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield debt securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield debt securities are not appropriate for short-term investment purposes.

The primary investment strategy of the High Yield Bond Fund is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager’s analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Fund the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on

Investment Objectives and Strategies

the manager’s evaluation of credit and market risk in relationship to the expected rate of return.

The risk that the issuer of a debt security may fail to pay principal and interest when due is referred to as “credit risk.” Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer’s creditworthiness and general liquidity in the financial market is “market risk.” The value of the securities held by the High Yield Bond Fund will be directly affected by the market perception of the creditworthiness of the securities’ issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of the Fund seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Fund’s investments.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Fund could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Fund’s NAV. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Funds’ Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors’ judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

Municipal Bond Fund

The investment objective of the Municipal Bond Fund is a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Fund invests primarily in a diversified portfolio of investment grade municipal obligations.

Municipal obligations are debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is exempt from federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. The Fund may invest in pre-refunded municipal bonds.

Normally the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in municipal obligations, exempt from federal taxes. However, taxable debt securities are also permitted for investment. Taxable debt may exceed 20% at times for temporary defensive purposes, with no maximum percentage. When adverse market conditions exist the Municipal Bond Fund may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the municipal bonds in which it ordinarily invests. At least 80% of the value of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in (1) securities rated in the top four categories by a NRSRO, such as Moody’s or Standard & Poor’s® Ratings Group, or (2) commercial paper rated in the top two categories by a NRSRO; or (3) cash or cash equivalents. A description of the NRSRO ratings is included in the Statement of Additional Information. Up to 20% of the value of the Fund’s net assets may be invested in lower-rated securities (below investment grade). For a discussion of the risks involved in these securities see “High Yield Debt Securities.” The Fund also may invest in securities which, while not rated, are determined by the investment advisor to be of comparable quality to those rated securities in which the Fund may invest. For purposes of the 80% requirement described in this paragraph, such unrated securities shall be deemed to have the ratings so determined.

While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

The Fund may invest up to 30% of the value of its net assets in alternative minimum tax (“AMT”) bonds. AMT bonds are tax-exempt “private activity” bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the “alternative minimum tax.” The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

The Fund may enter into interest rate futures contracts for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return. Use of such derivative instruments may give rise to taxable income.

The Municipal Bond Fund may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs and the realization of tax gains and losses.

Investment Objectives and Strategies

Select Bond Fund

The primary investment objective of the Select Bond Fund is to seek high income and capital appreciation, consistent with preservation of capital. Total return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders’ capital. Normally, the Fund invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by at least one NRSRO (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by management to be of comparable quality. A description of NRSRO ratings is included in the Statement of Additional Information. The Fund may invest up to 20% of net assets in non-investment grade, high yield/high-risk bonds. Also, the Fund may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or “ADR’s”) and U.S. broker-dealers (American Depository Shares). Foreign investments involve special risks, which are discussed under the section “Principal Risks.”

In selecting securities for the Fund, management develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the manager’s outlook for the economy, the financial markets and other factors.

Other Investments – Bond Funds

To a lesser degree, the Bond Funds may invest in other types of securities and use other non-principal investment strategies that are described in the Glossary. For a description of these instruments, strategies and their risks, see the Glossary and SAI.

More About Investment Strategies

Market Capitalizations    The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For a Fund that pursues an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Fund’s strategy after the Fund’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Fund’s investments that is defined in terms of capitalization.

Stock Funds: Investments in General (all Stock Funds other than the Index 400 Stock and Index 500 Stock Funds)    The equity portion of each Stock Fund may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. To a lesser degree, each Stock Fund may invest in other types of securities and use other investment strategies that may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (up to 20% of the portion of a Fund’s net assets that may be invested in debt securities for the Asset Allocation Fund and up to 10% of net assets for each of the other Funds), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Fund’s net assets may be invested in “naked” short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis, and (vii) pass-through securities (including mortgage- and asset-backed securities). Non-investment grade securities involve special risks discussed under the section “Principal Risks.”

Foreign Investments (all Stock Funds except the International Equity Fund, Index 400 Stock and Index 500 Stock Funds)    Although each Stock Fund’s equity investments consist primarily of securities of U.S. issuers, the Fund may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depositary receipts and depositary shares issued by U.S. banks (American Depositary Receipts or “ADR’s”) and U.S. broker-dealers (American Depositary Shares). A Fund’s foreign investments may include securities of issuers in countries with emerging markets or economies. Foreign investments involve special risks discussed under the section “Principal Risks.”

High Yield Bond, Select Bond and Asset Allocation Funds: Investments in General    Each of the High Yield Bond and Select Funds and the portion of the Asset Allocation Fund that are invested in debt securities may invest in all types of debt investments, including:

•	corporate debt securities, including convertible securities;

•	government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;

•	obligations of international agencies or supernational entities.

•	pass-through securities (including mortgage- and asset-backed securities);

Investment Objectives and Strategies

•	loan participations and assignments; dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates);

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•	derivative instruments, such as options, futures, forwards, swaps agreements and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return;

•	zero coupon, pay-in-kind, step, strip, or tender option bends; and

•	Rule 144A securities.

To a lesser degree, each Fund may invest in other types of domestic and foreign securities and use other investment strategies, that may include (i) common and preferred stocks, (ii) warrants, (iii) short sales (no more than 5% of the Fund’s assets may be invested in “naked” short sales, (iv) securities purchased on a when issued, delayed delivery, or forward commitment basis, and (v) unit offerings.

Foreign securities and non-investment grade bonds involve special risks discussed in the section, “Principal Risks.”

Illiquid Investments (all Funds)    Each Fund may invest up to 15% of net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

Securities Lending (all Funds)    For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the Funds’ SAI for further details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Sales of Securities; Cash Reserves; Investments for Temporary or Defensive Measures (all Funds other than the Index 400 Stock and Index 500 Stock Funds)    Each Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities. A certain portion of a Fund’s assets may be held in cash or money market reserves. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may be held by any Fund. Additionally, each Fund may, for temporary, defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities, including money market reserves. To the extent that the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Management of the Funds

The Funds’ investment advisor is Mason Street Advisors, LLC (“MSA”), a wholly-owned company of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The address of MSA is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment advisor to the mutual funds sponsored by Northwestern Mutual, including Northwestern Mutual Series Fund, Inc. (the “Series Fund”), subject to the supervision and control of the Board of Directors of the Funds, since their incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Funds. The personnel and related facilities of Northwestern Mutual and MSA are utilized by MSA in performing its investment advisory functions. For the Fund identified below, MSA has retained a subadvisor to provide investment advice and, in general, to conduct the investment management program of the Fund, subject to the general control of the advisor and the Board of Directors of Mason Street Funds.

International Equity Fund

Templeton Investment Counsel, LLC (“Templeton”), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the subadvisor for the International Equity Fund.

Portfolio Managers

The Asset Allocation Fund is managed by a team of five portfolio managers who make consensus investment decisions with respect to the allocation of the Fund’s portfolio across asset categories, but who are each individually responsible for decisions with respect to the purchase and sale of securities for the portion of the Fund assigned to him or her.

Patricia L. Van Kampen    Ms. Van Kampen, Chartered Financial Analyst, is a Managing Director of MSA, having joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette

Management of the Funds

University. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for investment management of the equity portion of the Balanced Portfolio of the Series Fund. She also has primarily responsible for the day-to-day management of the Index 400 Stock Fund and Index 500 Stock Fund.

William R. Walker    Mr. Walker, Chartered Financial Analyst, is a Managing Director of MSA, having joined Northwestern Mutual in 1984. Prior to that, he worked for the Chicago Board Options Exchange, the Milwaukee Company and Armco Insurance. Mr. Walker holds a B.S. degree from Marquette University and an M.B.A. from Miami University of Oxford, Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Fund and the Aggressive Growth Stock Fund. He also has primary responsibility for the Small Cap Growth Stock and Aggressive Growth Stock Portfolios of the Series Fund.

Steven P. Swanson    Mr. Swanson is a Managing Director of MSA, having joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson manages the High Yield Bond Fund and the High Yield Bond Portfolio of the Series Fund. He is the head of the high yield division of MSA, and also manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson co-manages the Select Bond Fund and the fixed income portions of the Asset Allocation Fund. He also co-manages the Select Bond Portfolio of the Series Fund and the fixed income portions of the Balanced Portfolio and Asset Allocation Portfolio of the Series Fund.

Jefferson V. DeAngelis    Mr. DeAngelis, Chartered Financial Analyst, is a Managing Director of MSA, with 21 years of investment management experience, 15 of which have been with Northwestern Mutual. He holds a B.A. degree from Carroll College and an M.B.A. from Marquette University. Mr. DeAngelis is the head of the fixed income division of MSA. Mr. DeAngelis co-manages the Select Bond Fund and the fixed income portions of the Asset Allocation Fund. He also co-manages the Select Bond Portfolio of the Series Fund and the fixed income portions of the Balanced Portfolio and Asset Allocation Portfolio of the Series Fund.

David R. Keuler    Mr. Keuler, Chartered Financial Analyst, is a Managing Director of MSA, having joined Northwestern Mutual in 1991, and is responsible for investment management of the Asset Allocation Fund. Mr. Keuler co-manages the Growth Stock Fund. He holds a B.A. degree from Boston University and an M.B.A. from Indiana University. Mr. Keuler also coordinates the team that manages the Asset Allocation Portfolio of the Series Fund, as well as co-manages the Growth Stock Portfolio of the Series Fund. He also manages various equity portfolios of Northwestern Mutual.

Michael P. Johnson    Mr. Johnson, Chartered Financial Analyst, is a Director of MSA, having joined Northwestern Mutual in 1984, and holds a B.B.A. degree from the University of Wisconsin-Whitewater and an M.S. in finance from the University of Wisconsin-Milwaukee. Mr. Johnson co-manages the Growth Stock Fund. He also co-manages the Growth Stock Portfolio of the Series Fund and other MSA equity accounts.

Curtis J. Ludwick    Mr. Ludwick, Chartered Financial Analyst, is a Director of MSA, having joined Northwestern Mutual in 1996. Mr. Ludwick holds a B.A. degree from the University of Wisconsin-Madison and an M.B.A. from the University of Illinois. He has primary responsibility for the management of the Large Cap Core Stock Fund, Large Cap Core Stock Portfolio of the Series Fund and also co-manages other MSA equity accounts and various equities portfolios for Northwestern Mutual.

Thomas A. Carroll    Mr. Caroll, Chartered Financial Analyst, is a Managing Director of MSA, having joined Northwestern Mutual in 1983. He holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. He has primary responsibility for management of the international equity portion of the Asset Allocation Fund. Mr. Carroll also manages the International Growth Portfolio and the international equity portion of the Asset Allocation Portfolio of the Series Fund in addition to the international equity investments of Northwestern Mutual.

Jill M. Grueninger    Ms. Grueninger, Chartered Financial Analyst, is a Managing Director of MSA, having joined Northwestern Mutual in 1990. Prior to that she worked for two years as a research associate for Sanford C. Bernstein. She received B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Ms. Grueninger has primary responsibility for the small and mid cap portions of the Asset Allocation Fund and the Asset Allocation Portfolio of the Series Fund, and also manages other MSA equity accounts and various equity portfolios for Northwestern Mutual.

Quinn T. Noel    Mr. Noel, Chartered Financial Analyst, is a Director of MSA, having joined Northwestern Mutual in 1998. Mr. Noel holds a B.A. degree from University of Wisconsin-Oshkosh and an M.B.A. from Marquette University. He has primary responsibility for the management of the Municipal Bond Fund and also manages various taxable and tax-exempt fixed income portfolios for Northwestern Mutual.

Gary P. Motyl    Mr. Motyl, Chartered Financial Analyst, is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He co-manages the International Equity Fund and will also co-manage the Franklin Templeton International Equity Portfolio of the Series Fund.

Dr. Guang Yang    Dr. Yang, Chartered Financial Analyst, is a Senior Vice President of Templeton, having joined Templeton in 1995. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. He co-manages the International Equity Fund and also co- manages the Franklin Templeton International Equity Portfolio of the Series Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the portfolio(s) they manage.

Management of the Funds

Investment Advisory Fees

Each Fund pays MSA an annual fee, payable in monthly installments, for investment advisory services. The investment advisory agreement describes the services to be provided and the fee to be paid, which is set forth as an annual rate based on the average daily net assets of the Fund according to the following schedule:

Fund	Fee
Small Cap Growth Stock Fund	0.85%
Aggressive Growth Stock Fund	0.75%
International Equity Fund	0.85%
Index 400 Stock Fund	0.25%
Growth Stock Fund	0.75%
Large Cap Core Stock Fund	0.65%
Index 500 Stock Fund	0.25%
Asset Allocation Fund	0.70%
High Yield Bond Fund	0.75%
Municipal Bond Fund	0.30%
Select Bond Fund	0.30%

For the International Equity Fund, MSA pays the subadvisor at the annual rate of 0.50% of assets, reduced to 0.40% on assets over $100 million. The breakpoint for the fees paid to the subadvisor is based on the aggregate assets of the Fund and the corresponding Portfolio of the Series Fund.

A discussion regarding the basis for the Mason Street Funds’ Board of Directors approving the investment advisory contracts for each Fund is available in the Funds’ annual report to shareholders for the twelve months ended March 31, 2005.

MSA and its affiliates have agreed to waive their fees or reimburse each Fund for expenses if the Total Operating Expenses of the Fund exceed the Net Total Operating Expenses set forth under the section “Fees and Expenses.”

Other Service Providers

The following parties provide the Funds with administrative and other services:

Transfer Agent

Boston Financial Data Services

P.O. Box 219419

Kansas City, Missouri 64121-9419

Custodian

For the domestic assets of the Funds:

J.P. Morgan Chase Bank

270 Park Avenue

New York, New York 10017-2070

For the International Equity Fund and any foreign assets of the other Funds:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Administrator

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

International Equity Fund accounting:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Distributor

Northwestern Mutual Investment Services, LLC

611 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

The Distributor is controlled by Northwestern Mutual and, therefore, is an affiliate of MSA.

Fund Expenses

In addition to the investment advisory fee, each Fund pays fees to certain other service providers, such as the Transfer Agent, Custodian and Administrator. Each Fund also bears certain expenses, such as brokerage and other transaction costs, outside professional and auditing fees, registration fees, association fees, trademark fees, insurance premiums, printing and mailing costs of sending reports and other information to existing shareholders, the fees and expenses of the Directors who are not officers or employees of an affiliated company of the advisor and any interest, taxes and extraordinary expenses incurred by the Funds. In addition, each Fund pays the Distributor certain fees for shareholder servicing and distribution expenses, which vary based on the class of shares. (See “Distribution and Shareholder Servicing Fees.”)

Administrative Fees

Each Fund pays Northwestern Mutual a monthly fee at an annual rate of 0.10% plus costs of pricing securities for administrative services, which include recordkeeping, preparation of reports, filing tax returns, and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

Legal Proceedings

None of the legal matters summarized below relate to Northwestern Mutual, Mason Street Advisors, Northwestern Mutual Investment Services, the Funds, or the International Equity Fund.

Templeton

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) stemming from legal matters reported by the press in 2004 relating to market timing and marketing support payments to securities dealers who sell fund shares. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and

Management of the Funds

New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Additional information relating to the legal and regulatory matters of the sub-advisor may be found in the Funds’ SAI.

Buying and Selling Fund Shares

Investment Minimums and Maximums

Shares of the Funds are available through Registered Representatives of the Distributor, all of whom are also Northwestern Mutual Financial Network Representatives, Baird Registered Representatives, your dealer, broker or financial institution that has a sales agreement with the Distributor, or from the Fund itself. The following table illustrates the minimum investment requirements for the initial and subsequent investments in each of the Funds, as well as investment maximums for each of the Funds by share class, each of which may be changed at any time in the sole discretion of the Fund.

INVESTMENT MINIMUMS
Type of Account	Initial Investment	Subsequent Investment
Regular Account	$1,000	$100
Traditional and ROTH IRAs	$500	$100
Other Tax Qualified Retirement Plans	$50	$50
Automatic Investment Plans	$50	$50

INVESTMENT MAXIMUMS
Share Class	Amount
Class A	None
Class B	$999,999[1]
Class C	$499,999[1]

[1]	Purchases of $250,000 or more by qualified retirement plans are not accepted in Class B or Class C shares.

Flexible Sales Charge Options

The table below summarizes some of the primary differences among the share classes offered by the Funds.

	Class A	Class B	Class C
Initial Sales Charge	Up to 4.75% (reduced or eliminated for purchases of $50,000 or more or waived in certain circumstances)	None	None
Contingent Deferred Sales Charge (CDSC)	None (except on redemptions of purchases of $1,000,000 or more held for less than 18 months)	Starts at up to 5.00% (reduced for purchases of $50,000 or more) and declines to 0% after six years	1.00% on redemptions made within 18 months of purchase
Maximum Distribution (12b-1) and Service Fees	0.35% annually	1.00% annually	1.00% annually
Dividends	Generally higher than Classes B and C due to lower annual expenses	Generally lower than Class A due to higher annual expenses	Generally lower than Class A due to higher annual expenses
Purchase Maximum	None	$999,999	$499,999
Conversion	None	Automatically converts to Class A shares two years after the expiration of the CDSC	Automatically converts to Class A shares ten years after purchase

Which Option is Right for You?

Each Fund offers Class A and Class B shares. Class C shares are only available in the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund and Select Bond Fund. By offering several share classes, the Fund allows you to choose the method of purchasing shares that is most beneficial to you in light of your current investment needs. Each investor’s financial circumstances are different. You should consult your Registered Representative or financial adviser to help you decide which share class is best for you.

Some of the factors you should consider when deciding which share class is right for you include the amount of your investment, your current holdings of Fund shares, how long you expect to hold your investment, the total expenses of the various share classes and whether you qualify for any reduction or waiver of sales charges, as described below. If your goals or objectives change over time and you plan to purchase additional shares, your should re-evaluate these factors to see if you should consider another class of shares.

For example, assuming you did not qualify for reduced or waived sales charges, if you had $10,000 to invest in the Asset Allocation Fund and were planning on holding your shares for

Buying and Selling Fund Shares

2 1/2 years, you should consider purchasing Class C shares as you would avoid the 4.75% up front sales charge on Class A shares and the 3% contingent deferred sales charge on Class B shares. Alternatively, if you had $250,000 to invest in the Asset Allocation Fund and you were planning on holding all your shares for ten years, you should consider purchasing Class A shares even though you would incur a 2% up front sales charge, since the annual aggregate distribution and servicing fees for Class A shares are lower than the other classes, making it a potentially less expensive option under such circumstances. If you qualify for a reduced or waived sales charge, Class A or Class B shares may be a less expensive option over time.

The three classes of shares each represent interests in the same Fund, have the same rights and, except with respect to differences in sales charges, distribution charges, conversion rights and exchange privileges (as described below), are identical in all respects. Class A, Class B and Class C shares each bear expenses of distribution fees and have exclusive voting rights with respect to their particular distribution plan. The net income attributable to Class A, Class B or Class C shares and the dividends payable thereon will be reduced by the amount of the shareholder servicing and distribution fees attributable to such shares and incremental expenses associated with such Class.

Class A Shares

Initial Sales Charge

Class A shares are sold at the offering price, which is normally NAV plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge or are subject to a reduced sales charge. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor as a concession. The following table sets forth the initial sales charge that applies to purchases of Class A shares of the Funds:

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price		Net Amount Invested
Less than $50,000	4.75%		4.99%
$50,000 but less than $100,000	3.75%		3.90%
$100,000 but less than $250,000	2.75%		2.83%
$250,000 but less than $500,000	2.00%		2.04%
$500,000 but less than $1,000,000	1.50%		1.52%
$1,000,000 or more	None	*	None

*	No sales charge is imposed at the time of purchase on amounts of $1 million or more. However, a contingent deferred sales charge will be charged if shares are redeemed within 18 months following their purchase at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. (See “When may the Contingent Deferred Sales Charge be Waived.”)

Which Investments in Related Accounts Qualify for Reduced Sales Charges?

Investments in related accounts (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21 as well as those made in a retirement plan or IRA solely for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account including pension, profit-sharing or other employee benefit trusts created pursuant to a qualified plan may be combined to qualify for a reduction of the sales charge. Reduced sales charges may also be applied to purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer’s shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as set forth above.

When may the Initial Sales Charge on Class A Shares be Reduced or Waived?

There are several ways to reduce or eliminate the initial sales charge:

•	Combined Purchases

•	Cumulative Discount

•	Letter of Intent

•	Special Waivers for Certain Categories of Investors

Combined Purchases    Purchases of shares made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a discounted sales charge. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced sales charge.

Cumulative Discount    Purchases also may qualify for a reduced sales charge based on the current total NAV of your account and any related accounts in any of the Funds or the SSgA Money Market Fund. Notice must be given at the time the order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

Letter of Intent    Reduced sales charges may be applied to purchases over a period of 13 months by entering into a non-binding Letter of Intent. Existing holdings may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13-month period are not sufficient to qualify for the sales charge reduction. See the Statement of Additional Information and the Funds’ account application for further details.

Special Waivers    Class A shares may be purchased without an initial sales charge in the following situations:

•	Shares purchased by current or retired officers, directors, employees, agents, Registered Representatives, employees

Buying and Selling Fund Shares

of agents, and employees of agencies, and affiliates, of Mason Street Funds, Northwestern Mutual, MSA, Northwestern Investment Management Company, the Transfer Agent, the Distributor, certain broker/dealers who have sales agreements with the Distributor or a subadvisor, or their spouses or children under the age of 21 or trust or retirement plans for their benefit. Such purchases may be made directly from Mason Street Funds through the Transfer Agent.

•	Shares purchased by the reinvestment of dividends or other distributions from a Fund.

•	Shares purchased by the reinvestment of loan repayments by participants in retirement plans.

•	Shares issued in connection with the acquisition by a Fund of another investment company.

•	Shares purchased by or in conjunction with a purchase by a trust or group annuity separate account to fund employee benefit or retirement plans pursuant to an agreement with the Funds and the Distributor.

•	Shares purchased for accounts as to which a broker, dealer or financial intermediary charges an account management fee under a fee-based program offered by, or approved by, the Distributor.

•	Shares purchased by an endowment fund, foundation or other nonprofit or charitable organization with total assets over $5 million, with an initial investment exceeding $1 million.

•	Shares purchased by qualified retirement plans where all plan transactions are executed through one or more omnibus accounts and the financial institution or service organization that is the nominee of or otherwise acting on behalf of such omnibus accounts has entered into the appropriate agreements with the Funds and the Distributor, which agreements expressly waive all initial sales charges with respect to such plans.

Class A shares also may be purchased without an initial sales charge in the following situations (however, redemptions of such shares within 18 months of purchase are subject to a contingent deferred sales charge of 1% of the lesser of the value of the shares redeemed or the total cost of the shares):

•	any purchase of $1 million or more of the Funds’ shares;

•	purchases by qualified retirement plans, nonqualified deferred compensation plans and SIMPLE IRAs which meet at least one of the following four criteria: (1) the plan has at least 50 eligible participants; (2) the plan makes an initial investment of $250,000 or more; (3) the plan sponsor demonstrates to the satisfaction of Mason Street Funds that the aggregate purchases by the plan will be equal to at least $250,000 within a reasonable period of time, as determined by Mason Street Funds in its sole discretion; or (4) the sum of the current market value of the plan assets invested in any of the Funds or the SSgA Money Market Fund and the current purchase amount is at least $250,000; and

•	purchases by bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

Reinstatement Privilege    If you redeem some or all of your Fund shares, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of Class A shares on which an initial or deferred sales charge was paid or to redemptions of Class A shares of the Fund that you purchased by reinvesting dividends or distributions. You must ask the Transfer Agent or your Registered Representative to apply this privilege when you send your payment.

The reduced sales charge programs may be changed or discontinued at any time upon prior written notice to shareholders of the Funds.

Distribution and Shareholder Servicing Fees

Each Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provide that all shareholders shall be subject to a distribution fee. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares are subject to a distribution fee of up to 0.10% per year of the average daily net assets of Class A shares. The distribution fee is payable to the Distributor to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in prior years. These expenses include payments to Registered Representatives, expenses of printing and distributing Prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. In addition, each Fund is subject to a shareholder servicing fee of 0.25% per year of the Fund’s average daily net assets, which may be paid to brokers who provide ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

From time to time, MSA at its own expense, may make payments for sub-accounting, administrative and other related services to certain financial intermediaries that sell the Funds or provide services to the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fee-based advisory or wrap fee and insurance (e.g., individual or group annuity) programs. Program sub-accounting and administrative support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.15% of the program assets attributable to that financial intermediary. See the discussion in the SAI under the “Distribution Financing and Shareholder Services Agreement” section for more details.

Class B and Class C Shares

Contingent Deferred Sales Charge

Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B and Class C shares are offered at NAV without an initial sales charge but are subject to a contingent deferred sales charge as set forth in the table below. The schedule shows the contingent deferred sales charges applicable for the

Buying and Selling Fund Shares

first through seventh years of redemption after purchase for different purchase amounts. For Class B shares, the schedule applicable to a specific purchase varies by the amount of that purchase and is determined at the time the purchase is made; it may be reduced as described below. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.

	Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase(a)
Amount of Purchases	First		Second		Third	Fourth	Fifth	Sixth	Seventh on
Class B Shares
Less than $50,000	5.00%		4.00%		3.00%	3.00%	2.00%	1.00%	0.00%
$50,000 but less than $100,000	4.00%		3.00%		3.00%	2.00%	1.00%	0.00%	0.00%
$100,000 but less than $250,000	3.00%		3.00%		2.00%	1.00%	0.00%	0.00%
$250,000 but less than $500,000	3.00%		2.00%		1.00%	0.00%	0.00%
$500,000 but less than $1,000,000	2.00%		1.00%		0.00%	0.00%
$1,000,000 or more	N/A	(b)
Class C Shares
Less than $500,000(b)	1.00%		1.00%	(c)	N/A	N/A	N/A	N/A	N/A
(a)	No contingent deferred sales charge is paid on an exchange of shares nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distributions. Class B shares will convert to Class A shares two years after the expiration of the contingent deferred sales charge for that purchase. Class C shares will convert to Class A shares ten years after the purchase of such Class C shares. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted. Purchases of $250,000 or more by qualified retirement plans are not accepted in Class B or Class C shares. Class A shares will be issued in these cases.
(b)	Purchases of $1 million or more Class B shares or $500,000 or more Class C shares are not accepted. In these cases, Class A shares will be issued for the entire purchase amount.
(c)	For Class C shares, the contingent deferred sales charge applies if shares are sold within 18 months of purchase.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B or Class C shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from amounts representing the increase in NAV of your holdings of Class B or Class C shares above the total amount of payments for the purchase of Class B shares during the preceding six years and Class C shares during the preceding 18 months; then from shares held beyond the applicable contingent deferred sales charge period; and finally, with respect to Class B shares, from shares subject to the lowest contingent deferred sales charge.

If you are exchanging shares for shares of the SSgA Money Market Fund, no contingent deferred sales charge is charged at the time of the exchange. If you later redeem your Money Market Fund shares, you will be charged the applicable contingent deferred sales charge as if your shares were redeemed as of the time of your exchange into the Money Market Fund. The contingent deferred sales charge will not decrease for the time amounts are held in the Money Market Fund.

Automatic Conversion of Class B and Class C Shares

Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Class C shares are automatically converted to Class A shares ten years after the purchase of such Class C shares. These conversion features relieve Class B and Class C shareholders of the higher asset-based sales charge that otherwise applies to Class B and Class C shares under the Class B and Class C distribution plans described below. The conversion is based on the relative NAV of the converting class and Class A, and no charge is imposed in connection with the conversion.

When may the Class B Contingent Deferred Sales Charge Schedule be Reduced?

There are two ways to reduce the Class B contingent deferred sales charge schedule:

Combined Purchases    Purchases of shares made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a reduced contingent deferred sales charge schedule. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced contingent deferred sales charge schedule. For a description of what constitutes a related account, see “Which Investments in Related Accounts Qualify for Reduced Sales Charges?”

Cumulative Discount    Purchases may also qualify for a reduced contingent deferred sales charge schedule based on the current total NAV of your account and related accounts in any of the Funds or the SSgA Money Market Fund. Notice must be given at the time the purchase order is placed that it qualifies for a reduced contingent deferred sales charge schedule based on related holdings in existing Fund accounts.

Letter of Intent    The Letter of Intent option is not available for Class B or Class C shares.

When may the Contingent Deferred Sales Charge be Waived?

A contingent deferred sales charge will not be assessed on Class A, Class B or Class C shares for:

•	exchanges of Class A, Class B or Class C shares of one Fund for the same Class of shares of another Fund;

•	redemptions from tax-deferred retirement plans and IRAs for required minimum distributions due to attainment of age 70 1/2;

•	redemptions from tax-deferred retirement plans for returns of excess contributions to the plan, termination of employment, participant loans and hardship withdrawals;

Buying and Selling Fund Shares

•	redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

•	redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

•	redemptions for failure to meet minimum account balances;

•	systematic withdrawal amounts provided amounts withdrawn do not exceed on an annual basis 10% of the account value at the time the Transfer Agent receives the request; and

•	redemptions from qualified retirement plans where all plan transactions are executed through one or more omnibus accounts and the financial institution or service organization that is the nominee of or otherwise acting on behalf of such omnibus accounts has entered into the appropriate agreements with the Fund and/or its agents, which agreements expressly waive all contingent deferred sales charges with respect to such plans.

Distribution and Shareholder Servicing Fees

Class B and Class C shares are each charged fees at an annual rate of up to 1.00% of the average daily net assets of Class B or Class C shares to reimburse the Distributor for certain distribution and shareholder servicing expenses. These fees consist of a fee at an annual rate of up to 0.75% for distribution expenses pursuant to plans adopted under Rule 12b-1 under the Investment Company Act of 1940 and a fee at an annual rate of 0.25% for shareholder servicing expenses. (See “Distribution and Shareholder Servicing Fees.”) Upon the conversion of Class B or Class C shares to Class A shares, those fees are lowered from 1.00% to 0.35%.

How Shares are Priced

Shares are purchased at their public offering price, which is based upon a Fund’s NAV per share, plus an initial sales charge on the Class A shares. NAV is determined as of the end of regular trading hours on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on days the NYSE is open.

Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of Mason Street Funds’ Board of Directors. The Board has delegated the authority to determine the fair value of investments in the Funds to a Pricing Committee made up of certain officers of the Funds from MSA and Northwestern Mutual. The fair value procedure is used if (a) a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities. Short-term securities which mature in 60 days or less are valued by using the amortized cost method, unless the Pricing Committee determines that this does not represent fair value. All investments by the International Equity Fund are valued daily in U.S. dollars based on the then prevailing exchange rate. Because the International Equity Fund has portfolio securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Shareholders’ Guide

How To Buy Shares

General

You must indicate at the time of investment whether you are purchasing Class A, Class B or Class C shares. If you do not choose a class, your investment will be made in Class A shares. Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information. Additional information may be required in certain circumstances or to open corporate accounts. This information will be verified to ensure your identity. If this information is not provided, the Funds will be unable to open your account. You also are required by federal regulations to certify your Taxpayer Identification or Social Security Number when opening your account. Failure to certify an identification number could subject you to back-up withholding on any distributions, redemptions or disbursements from your account.

Purchase orders are effected at the NAV per share next determined after receipt of the order in proper form by the Transfer Agent. If your purchase order is placed with the Transfer Agent through your Registered Representative or other authorized financial intermediary, it is the Registered Representative’s or financial intermediary’s responsibility to promptly transmit your order so that you receive that same day’s NAV.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

Shareholders’ Guide

All checks should be made payable to “Mason Street Funds.” Personal third party checks, travelers checks and certain money orders will not be accepted.

Opening an Account

Contact your Registered Representative, or your dealer, broker or financial institution that has a sales agreement with the Distributor for instructions.

Adding to an Account

Contact your Registered Representative, or your dealer, broker or financial institution that has a sales agreement with the Distributor for instructions, or

By Mail    Identify the Fund, share class and account number or use the remittance slip attached to your account statement. Send a check payable to Mason Street Funds. Mail all subsequent investments to the following address:

Mason Street Funds

P.O. Box 219419

Kansas City, MO 64121-9419

By Wire    Initial or subsequent purchase payments also can be made by Federal Funds wire, transferred along with proper instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. In addition, if investing in a new Fund, see your Registered Representative, financial adviser or call 1-888-MASONST (1-888-627-6678) for further instructions.

Note: Your financial institution may charge a fee for wiring funds to your account. Consult your bank for information on remitting funds by wire and any associated bank charges.

The following information is required for a purchase via wire for a personal, Traditional, Roth or Coverdell account:

State Street Bank and Trust

Boston Massachusetts

ABA 011000028

DDS 9905-2854

Shareholder Name

Fund and Account number(s) (Refer to your last statement)

By Telephone or Internet

(www.masonstreetfunds.com)    This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. Your predesignated bank account will be debited for the desired amount. You can establish this privilege when you open your account or, if your account is already established, call 1-888-MASONST (1-888-627-6678). This option will become effective ten days after the bank information is established for your account.

Automatic Investment Programs

Automatic Investing    Money is automatically transferred from your bank account to your Fund account monthly or quarterly. The minimum amount per transfer is $50 per Fund account. This privilege may be set up when your account is opened or at any later date by completing the appropriate section of the Funds’ account application or by calling 1-888-MASONST (1-888-627-6678). You may discontinue your participation in this program at any time.

Payroll Deduction    If your employer can initiate an automatic payroll deduction, you may make regular investments of $50 or more per Fund account up to once per month from your paycheck. To obtain information on establishing this option, call 1-888-MASONST (1-888-627-6678).

If you buy or sell shares of the Funds through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the Funds and the account features and policies may differ from those discussed in this Prospectus. Fees in addition to those discussed in this Prospectus may also apply.

Systematic Exchange    In order to assist you in a dollar-cost averaging purchase program, you may designate the amount of money ($50 minimum per Fund account) to be automatically exchanged from one Fund to another once per month. In order to set up this option, you must have at least $5,000 in the Fund from which you are exchanging. You may discontinue your participation in this program at any time. For more information on how to establish this option, call 1-888-MASONST (1-888-627-6678).

How to Exchange Shares

On any business day you may exchange your shares for shares of another Fund of the same class.

By Mail    To exchange your shares, your written request should include the following information:

•	the name of the Fund(s) exchanging out of and into;

•	the account number(s);

•	the amount of money or number of shares being redeemed;

•	the name(s) on the account;

•	the signature(s) of all registered account owners (see “How to Sell Shares” for more information about the signature requirements based on the type of account); and

•	your daytime telephone number.

By Telephone    Accounts are automatically eligible for the telephone exchange option unless this privilege was declined on the application or otherwise in writing. Call 1-888-MASONST (1-888-627-6678) with the same information as noted above.

By Internet    For accounts other than qualified plans, you are eligible to exchange existing shares for shares of another Fund of the same class through the Internet at www.masonstreetfunds.com. Just click on “Your Account” on the home page and then follow the instructions to establish access.

Shareholders’ Guide

General Exchange Policies

•	An exchange is the redemption of shares from one Fund and the simultaneous purchase of shares of another Fund in an identically registered account, which may produce a taxable gain or loss in a non-taxdeferred account.

•	Except for Systematic Exchanges and exchanges within tax-qualified plans, the exchange minimum is $1,000, or the total account value, if less. There is no charge for exchanges.

•	If you are exchanging from one Fund to another Fund within the same Class B or Class C shares, no contingent deferred sales charge is charged at the time of the exchange and the Funds will calculate the holding period for such shares from the date you made your original purchase and not the date you exchanged your shares. (See “Contingent Deferred Sales Charge.”)

•	You may not make more than twelve exchanges in or out of a Fund in a calendar year, exclusive of Systematic Exchanges. (For purposes of this limitation, all exchanges in a single Fund on a given day are treated as one exchange and an exchange transaction is counted as an exchange both with respect to the redemption Fund and the purchase Fund.)

•	The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject or delay the acceptance of any purchase order (including exchanges) from any investor they believe may be harmful to the interests of the Fund.

•	The Funds may deem certain other trading as short-term, excessive or harmful including, but not limited to, (i) a sale or exchange out of a Fund within 14 days after a purchase or exchange into the Fund, and (ii) a sale or exchange out of a Fund within 30 days after a purchase or exchange into the Fund, in an amount exceeding 1% of the net assets of the Fund as shown in the most recently filed annual or semi-annual report.

•	These exchange policies may be modified for accounts held by tax-qualified plans and accounts established under automated or pre-established exchange, asset allocation, dollar cost averaging or re-balancing programs.

•	The Funds reserve the right to reject any exchange request and modify or terminate the exchange privilege at any time without prior notice.

•	The Funds work with intermediaries to enforce the Funds’ exchange policies with respect to trading through omnibus accounts, but there is no assurance that the Funds can enforce their exchange policies in the same manner and to the same extent in omnibus accounts as they can in accounts maintained directly with the Funds.

•	Additionally, different trading limitations, including exchange limitations, may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, see “Short-Term and Excessive Trading.”

You may also exchange your shares for shares of the SSgA Money Market Fund.

•	A copy of the SSgA Money Market Fund Prospectus should be read before making such exchange.

•	General exchange policies apply to exchanges to the SSgA Money Market Fund.

•	If you are exchanging Class A shares, the shares are exchanged at NAV.

•	If you are exchanging Class B or Class C shares, no contingent deferred sales charge is charged at the time of the exchange and the contingent deferred sales charge period will cease for the time amounts are held in the SSgA money market fund. Note: If you later redeem your Money Market Fund shares, you will be charged the applicable contingent deferred sales charge as if your shares were redeemed as of the time of your exchange into the Money Market Fund. The contingent deferred sales charge does not decrease while shares are held in the Money Market Fund. (See “Contingent Deferred Sales Charge.”)

Short-Term and Excessive Trading

The Funds are designed for long-term investing. Short-term or excessive trading into and out of a Fund may harm performance by disrupting investment strategies and increasing expenses. To deter such activity, the Funds undertake to use their best efforts to prevent exchange activity in the manner described above and have adopted policies to help prevent short-term and excessive trading and other trading strategies that may be harmful to the Funds. The Funds may deem certain trading strategies as short-term, excessive or harmful including, but not limited to, (i) a sale or exchange out of a Fund within 14 days after a purchase or exchange into the Fund, and (ii) a sale or exchange out of a Fund within 30 days after a purchase or exchange into the Fund, in an amount exceeding 1% of the net assets of the Fund as shown in the most recently filed or annual or semi-annual report.

Transactions placed directly with the Funds or through an intermediary in violation of these policies or from persons believed to be market timers are subject to rejection or cancellation in the sole discretion of the Funds if either they observe a pattern of short-term or excessive trading activity or they believe the trading of a particular investor has been or may be disruptive or harmful to the Funds. The Funds may consider an investor’s trading history for accounts under common ownership, control or influence within any of the Mason Street Funds or other mutual funds.

If a Fund invests substantially in foreign securities, high yield and municipal bonds or small cap equity securities, it may risk possible dilution to its NAV caused by investors who attempt to time their trades in Fund shares. These investors seek to benefit from knowledge of developments or events that affect

Shareholders’ Guide

the value of Fund portfolio securities, but are not reflected in the securities’ closing market prices due to inefficient or thinly traded markets or because they occurred after the close of foreign markets on which the securities are traded and before the close of the NYSE, the time as of which the Funds’ NAV is determined. If a Fund determines that such developments or events have occurred that will, in the Funds’ judgment, materially affect the value of a security, the Funds will use their fair value procedures to adjust the closing price of the security to reflect what they believe is its fair value as of the close of the NYSE. In addition, the use of fair value procedures is designed to curtail dilution to a Fund’s NAV caused by this trading strategy sometimes referred to as “price arbitrage.” However, the use of “fair value” procedures may be less precise than the use of closing prices. This could cause a Fund’s NAV to be subject to greater risk of uncertainty and fluctuation.

Short-term or excessive trading may disrupt investment strategies; cause a Fund to maintain higher cash balances; increase brokerage, administrative, and other expenses; and adversely impact Fund performance. The extent of and nature of the adverse effects of excessive trading depend on various factors including but not limited to, the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades. The Funds use several methods to detect and deter short-term and excessive trading, including the use of exchange limit guidelines, monitoring of trade activity and broad discretionary authority to block market timers and particular trades. Each of these methods involves subjective judgments and some selectivity in their application, and there can be no assurance that the systems and procedures of the Funds, their Transfer Agent or a particular intermediary will be able to monitor and detect all short-term and excessive trading activity. The risks of market timing cannot be entirely eliminated.

The Funds may amend or modify their short-term and excessive trading policies and their procedures for detecting and deterring short-term and excessive trading at any time without notice. The Funds also reserve the right to adopt additional steps without notice to prevent short-term and excessive trading and other trading strategies they believe are harmful to the Funds beyond those described herein.

How to Sell Shares

You can sell some or all of your shares on any regular business day. Your shares will be sold at the next NAV calculated after your order is received in good order, and is accepted by the Transfer Agent. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, please contact the Funds.

Through your Registered Representative or Financial Adviser

Contact your Registered Representative, or your dealer, broker or financial institution that has a sales agreement with the Distributor, directly for instructions.

Through the Transfer Agent

By Mail    Send a written request, signed by each owner (if joint account) to the Transfer Agent at the following address:

Mason Street Funds

P.O. Box 219419

Kansas City, MO 64121-9419

By Wire    As soon as appropriate information regarding your bank account has been established for your Fund account, you may write or telephone redemption requests to the Transfer Agent, your Registered Representative, your financial adviser or Mason Street Funds at 1-888-MASONST (1-888-627-6678), and redemption proceeds will be wired in Federal Funds to the commercial bank you have specified. Information regarding your bank account may be provided on the account application or in subsequent instructions to the Transfer Agent.

Redemption proceeds will normally be wired the next business day following the day on which your request and any other necessary documents have been received in good order by the Transfer Agent. Requests must be for at least $1,000 and may be subject to limits on frequency and amount. A charge of $15 may be imposed for wire redemptions.

Wire privileges may be modified or suspended at any time.

Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

By Telephone    Accounts (other than IRAs and nominee accounts) have this option unless it was specifically declined on the account application or in writing. With the exception of qualified retirement plans, non-qualified deferred compensation plans and SIMPLE IRAs, you may redeem up to $100,000 daily from your account by calling 1-888-MASONST (1-888-627-6678) before 4:00 p.m. Eastern time. Checks will be sent to the address of record or bank of record.

By Internet    For accounts other than qualified plans, non-qualified deferred compensation plans, nominee accounts and IRAs, you are eligible to redeem shares through the Internet at www.masonstreetfunds.com. Just click on “Your Account” on the home page and then follow the instructions to establish access. You may redeem up to $100,000 daily from your account by making the request before 4:00 p.m. Eastern time. Checks will be sent to the address of record or bank of record.

Automatic Redemption

Systematic Withdrawals    You may provide for the automatic redemption of a specific dollar amount from your account on a regular basis. The minimum amount of a withdrawal is $100 and the minimum account size is $10,000. This option may not be available for IRAs.

Minimum Accounts    The Fund reserves the right to redeem any Regular Account if, after 60 days’ written notice, the account’s value remains below a $1,000 minimum balance other than as a result of market value declines.

Shareholders’ Guide

General Redemption Policies

•	Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Transfer Agent. When you redeem your Class B or Class C shares within six years or 18 months of purchase, respectively, you may be subject to a contingent deferred sales charge as set forth in this Prospectus.

•	When redeeming shares, you should indicate whether you are redeeming Class A, Class B or Class C shares. If you own both Class A and Class B shares only, Class A shares will be redeemed first unless you request otherwise. If you own Class C shares and any other share class and you do not specify the share class to be redeemed, your redemption request will be deemed not in good order and rejected.

•	Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a signature guarantee. With the exception of qualified retirement plans, non-qualified deferred compensation plans and SIMPLE IRAs, signature guarantees must accompany redemption requests for an amount in excess of $100,000. Signature guarantees must accompany redemption requests for any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Funds’ books or if the current address of record has not been on the Funds’ books for 30 days. However, a signature guarantee is not required if we send the proceeds to another financial institution for credit to an account in your name.

•	A Medallion Signature Guarantee may be obtained from any eligible guarantor institutions, as defined by the SEC. These institutions include banks, savings associations, credit unions and brokerage firms. The words “MEDALLION SIGNATURE GUARANTEED” must be stamped or typed near each of the signatures being guaranteed. This guarantee must appear with the printed name, title and signature of the officer and the name of the guarantee institution. Please note that a Notary Public stamp is unacceptable.

•	The Fund ordinarily will make payment for all shares redeemed within three business days after the Transfer Agent receives a request in proper form, except as provided by the rules of the SEC. However, if the shares to be redeemed have been purchased by check, the Fund will, upon the clearance of the purchase check, mail the redemption proceeds. It may take up to 15 days for the purchase check to clear. This does not apply to situations where a Fund receives payment via immediately available funds for the purchase of shares.

•	The Funds reserve the right to redeem your shares and close your account if they are unable to verify your identity. In such a circumstance, Fund shares will be valued at the NAV next calculated after a determination has been made to close your account.

•	Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities.

Mason Street Funds’ Internet Website

You can obtain information about the Funds, as well as your account balance, on the Mason Street Funds’ website at www.masonstreetfunds.com. Shareholders listed in the account registration may request certain account transactions or obtain account information through the website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on the website. At times, the website may be inaccessible or its transactional features may be unavailable.

Telephone Transaction Privileges

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Funds at any time. The Funds will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Funds and the Transfer Agent may rely on instructions of only one owner. Telephone privileges apply to each owner of an account unless the Transfer Agent receives cancellation instructions from an owner of an account. The Funds and the Transfer Agent may record telephone calls and have adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Funds and the Transfer Agent will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Quick Address and

Telephone Reference

Regular Mail

Mason Street Funds

P.O. Box 219419

Kansas City, MO 64121-9419

Express or Certified Mail

Mason Street Funds

330 West 9th Street

Kansas City, MO 64105

Toll-free Number

1-888-MASONST (1-888-627-6678)

Internet

www.masonstreetfunds.com

Shareholders’ Guide

Distributions and Taxes

Dividends and Distributions

Each Fund distributes substantially all of its net realized capital gains and net investment income to its shareholders. A capital gain or loss is the difference between the purchase and sale price of a security. The Funds will have net capital gains if their capital gains exceed their capital losses, which cannot be assured. Net investment income is determined by subtracting expenses from any interest and dividend income earned by a Fund. All the Funds distribute any net realized short- and long-term capital gains at least annually.

The Stock Funds and the Asset Allocation Fund distribute any net investment income to shareholders annually. The Bond Funds declare net investment income dividends daily and distribute such dividends to the shareholders monthly.

Each Fund pays its dividends and other distributions in additional Fund shares at NAV unless the shareholder requests cash payments. Shareholders who elect to receive dividends and/or other distributions in cash or in shares of another Fund should contact their Registered Representative, their financial adviser or the Transfer Agent or complete the applicable item on the Funds’ account application.

Taxes

Each Fund is separate for investment and accounting purposes and will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code so that it will not be subject to federal income taxes on net investment income and net capital gains distributed to its shareholders.

Taxes on Redemptions

When shares of any of the Funds are redeemed, including by exchange into another Fund, a shareholder may realize a taxable gain or a loss. The gain or loss is measured by the difference between the redemption proceeds and the shareholder’s adjusted basis for the redeemed shares.

Taxes on Fund Distributions

The following summary does not apply to accounts that are opened for qualified retirement plans or by tax-exempt investors. Taxes on Fund distributions to qualified retirement plan accounts are deferred until money is withdrawn from those accounts. This summary also does not apply to distributions from the Municipal Bond Fund. Information about distributions from the Municipal Bond Fund appears separately below.

Each Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gain. Dividends and capital gains distributions from the Funds are taxable whether received in cash or additional Fund shares. Net investment income dividends paid out of interest income and short-term capital gains distributions are taxable as ordinary income. A capital gain distribution is short term or long term depending on how long the Fund held the securities that produced it, not how long the shareholder held his or her shares in the Fund. Dividends paid by the Funds that are attributable to dividends received by the Funds may be taxed at long-term capital gain rates for individuals. Dividends paid by the Funds that are attributable to the Funds’ investments in U.S. government securities may be exempt from state and local income taxes.

Among other things, a Fund’s NAV reflects undistributed income and capital gains. When such income and gains are distributed, the NAV is reduced by the amount of the distribution. An investor who acquires shares prior to or on the record date for distributions is entitled to receive these distributions.

Distributions from the Municipal Bond Fund

Net investment income dividends declared and paid by the Municipal Bond Fund are, for the most part, “exempt-interest” dividends, whether received in cash or additional shares of the Fund. Exempt-interest dividends are not subject to regular federal income tax. Generally, exempt-interest dividends are not exempt from state or local taxes. However, a state or locality may provide tax exemptions for its residents who receive exempt-interest dividends that relate to municipal obligations issued within that state or locality.

Net investment income dividends derived from taxable obligations held in the Municipal Bond Fund and any capital gains distributions by the Fund are normally taxable as ordinary income and capital gain, respectively, whether received in cash or additional shares of the Fund. Market discount on municipal obligations acquired after April 30, 1993, is also treated as ordinary income. MSA intends to manage the Fund to minimize taxable distributions to the Fund’s shareholders. However, there can be no assurance that the Fund will never make such distributions.

Certain individuals and corporations may be subject to the AMT. For them, exempt-interest dividends derived from private activity bonds are treated as a tax preference item. In addition, for corporate shareholders only, all other exempt-interest dividends are a component of the adjusted current earnings preference item for purposes of the AMT.

Corporations and Social Security beneficiaries should consult their tax advisors about the possible consequences to them of investing in the Municipal Bond Fund.

Buying a Dividend

If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the NAV of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Distributions and Taxes

Return of Capital

In certain cases, distributions made by the Funds may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

Withholding

The Funds are currently required to withhold 28% of all taxable distributions and redemption proceeds payable to any shareholder who has not certified his or her Taxpayer Identification Number, or who is otherwise subject to backup withholding. Corporate and governmental entities are generally exempt from withholding requirements.

Tax Information for Shareholders

Following the end of each calendar year, each Fund notifies its shareholders of the amount of dividends and capital gains distributions paid (or deemed paid) during that year, and shows the portion of those dividends that qualifies for the corporate dividends-received deduction and that is taxed to individuals at the lower rates applicable to qualified dividend income and capital gains. The Funds also indicate whether any portion of such income is possibly exempt from state or local taxes. The Municipal Bond Fund provides its shareholders with information about the exempt interest dividends paid to them (since they must disclose it on their federal income tax returns), and reports the amount that relates to private activity bonds which could be subject to the AMT. Under certain circumstances, notices provided to International Equity Fund shareholders also specify their respective shares of foreign taxes paid by that Fund. International Equity Fund shareholders are required to include their pro rata share of those taxes in gross income, but may be entitled to claim a credit or deduction for them.

The foregoing is only a summary of some important federal tax law provisions that can affect the Funds and their shareholders. There may be other federal, state or local tax law provisions which affect some or all investors. Prospective investors and current shareholders are urged to consult their tax advisors about their individual circumstances.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. A list of the ten largest holdings for each Fund, and the percentage of Fund net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the Fund’s website. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Fund’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found at each Fund’s page in the “Fund Information” section of the Funds’ website at www.masonstreetfunds.com. The holdings information will remain on the website at least until such time as the Fund’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Fund.

Disclosure of Portfolio Holdings

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request. All of these numbers represent a fiscal period ended March 31.

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions From Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Stock Fund – Class A
2001	$17.59	$(0.13	)(b)	$(3.36)	$(3.49)	$—		$(2.49)	$(2.49)	$11.61	(20.91)%		$10,110,730	2.36%		1.40%		(0.79)%		81.87%
2002	11.61	(0.11)		1.88	1.77	—		—	—	13.38	15.25		13,997,182	2.46		1.40		(0.89)		57.86
2003	13.38	(0.12	)(b)	(3.15)	(3.27)	—		—	—	10.11	(24.44)		14,623,002	2.29		1.40		(1.10)		48.87
2004	10.11	(0.15	)(b)	4.42	4.27	—		—	—	14.38	42.24		23,913,879	2.21		1.40		(1.16)		97.52
2005	14.38	(0.15	)(b)	1.75	1.60	—		(0.71)	(0.71)	15.27	10.99		33,790,708	2.03		1.40		(1.05)		85.96
Small Cap Growth Stock Fund – Class B
2001	$17.57	$(0.23	)(b)	$(3.35)	$(3.58)	$—		$(2.41)	$(2.41)	$11.58	(21.40)%		$2,399,797	3.01%		2.05%		(1.44)%		81.87%
2002	11.58	(0.11)		1.78	1.67	—		—	—	13.25	14.42		3,524,523	3.11		2.05		(1.54)		57.86
2003	13.25	(0.19	)(b)	(3.11)	(3.30)	—		—	—	9.95	(24.91)		3,673,546	2.94		2.05		(1.74)		48.87
2004	9.95	(0.23	)(b)	4.34	4.11	—		—	—	14.06	41.31		6,066,471	2.86		2.05		(1.81)		97.52
2005	14.06	(0.24	)(b)	1.70	1.46	—		(0.71)	(0.71)	14.81	10.23		6,985,632	2.68		2.05		(1.70)		85.96
Small Cap Growth Stock Fund – Class C
2004(a)	$13.23	$(0.09	)(b)	$0.92	$0.83	$—		$—	$—	$14.06	6.27	%(d)	$1,326,272	3.00	%(e)	2.05	%(e)	(1.81	)%(e)	97.52	%(f)
2005	14.06	(0.24	)(b)	1.70	1.46	—		(0.71)	(0.71)	14.81	10.23		915,817	2.68		2.05		(1.71)		85.96
Aggressive Growth Stock Fund – Class A
2001	$23.23	$(0.11	)(b)	$(5.69)	$(5.80)	$—		$(3.73)	$(3.73)	$13.70	(28.33)%		$ 62,587,176	1.45%		1.30%		(0.55)%		63.63%
2002	13.70	(0.09)		0.43	0.34	—		(1.11)	(1.11)	12.93	2.54		66,061,575	1.55		1.30		(0.61)		68.02
2003	12.93	(0.09	)(b)	(3.01)	(3.10)	—		—	—	9.83	(23.98)		105,727,923	1.55		1.30		(0.86)		34.94
2004	9.83	(0.09	)(b)	3.04	2.95	—		—	—	12.78	30.01		148,862,056	1.40		1.30		(0.74)		71.78
2005	12.78	(0.10	)(b)	0.82	0.72	—		—	—	13.50	5.63		163,069,347	1.36		1.30		(0.79)		69.69
Aggressive Growth Stock Fund – Class B
2001	$22.86	$(0.24	)(b)	$(5.59)	$(5.83)	$—		$(3.60)	$(3.60)	$13.43	(28.78)%		$ 9,644,517	2.10%		1.95%		(1.20)%		63.63%
2002	13.43	(0.09)		0.32	0.23	—		(1.11)	(1.11)	12.55	1.75		10,302,190	2.20		1.95		(1.26)		68.02
2003	12.55	(0.16	)(b)	(2.90)	(3.06)	—		—	—	9.49	(24.38)		7,978,093	2.20		1.95		(1.52)		34.94
2004	9.49	(0.16	)(b)	2.92	2.76	—		—	—	12.25	29.08		10,127,796	2.05		1.95		(1.40)		71.78
2005	12.25	(0.18	)(b)	0.79	0.61	—		—	—	12.86	4.98		9,838,835	2.04		1.95		(1.44)		69.69
Aggressive Growth Stock Fund – Class C
2004(a)	$11.81	$(0.05	)(b)	$0.50	$0.45	$—		$—	$—	$12.26	3.81	%(d)	$1,145,328	2.08	%(e)	1.95	%(e)	(1.13	)%(e)	71.78	%(f)
2005	12.26	(0.18	)(b)	0.78	0.60	—		—	—	12.86	4.89		660,655	2.04		1.95		(1.46)		69.69
International Equity Fund – Class A
2001	$10.49	$0.10	(b)	$(1.13)	$(1.03)	$(0.08)		$(0.49)	$(0.57)	$8.89	(10.29)%		$ 31,268,590	1.83%		1.65%		1.02%		24.74%
2002	8.89	0.06		(0.21)	(0.15)	(0.04)		—	(0.04)	8.70	(1.65)		57,773,303	1.79		1.65		0.74		21.11
2003	8.70	0.07	(b)	(2.51)	(2.44)	(0.04)		—	(0.04)	6.22	(28.10)		105,861,756	1.66		1.65		0.89		17.59
2004	6.22	0.10	(b)	3.42	3.52	(0.10)		—	(0.10)	9.64	56.65		174,387,093	1.47		1.47		1.13		9.66
2005	9.64	0.13	(b)	1.37	1.50	(0.11)		(0.12)	(0.23)	10.91	15.58		203,215,128	1.41		1.41		1.28		17.58
International Equity Fund – Class B
2001	$10.40	$0.04	(b)	$(1.12)	$(1.08)	$(0.01)		$(0.49)	$(0.50)	$8.82	(10.76)%		$4,083,975	2.48%		2.30%		0.37%		24.74%
2002	8.82	0.00	(g)	(0.21)	(0.21)	—		—	—	8.61	(2.38)		4,144,915	2.44		2.30		0.09		21.11
2003	8.61	0.01	(b)	(2.48)	(2.47)	—		—	—	6.14	(28.69)		3,010,809	2.31		2.30		0.10		17.59
2004	6.14	0.04	(b)	3.39	3.43	(0.05)		—	(0.05)	9.52	55.86		4,490,545	2.11		2.11		0.52		9.66
2005	9.52	0.06	(b)	1.34	1.40	(0.05)		(0.12)	(0.17)	10.75	14.69		5,164,747	2.09		2.09		0.61		17.58
Index 400 Stock Fund – Class A
2001	$11.86	$0.07	(b)	$(0.89)	$(0.82)	$(0.06)		$(1.55)	$(1.61)	$9.43	(7.61)%		$ 32,728,623	1.34%		0.95%		0.59%		45.24%
2002	9.43	0.01		1.75	1.76	(0.03)		(0.07)	(0.10)	11.09	18.65		67,265,391	1.18		0.95		0.26		28.82
2003	11.09	0.02	(b)	(2.66)	(2.64)	(0.00	)(g)	(0.22)	(0.22)	8.23	(23.95)		106,622,917	1.17		0.95		0.24		15.27
2004	8.23	0.02	(b)	3.88	3.90	(0.02)		(0.14)	(0.16)	11.97	47.47		165,171,643	0.99		0.95		0.22		8.55
2005	11.97	0.07	(b)	1.08	1.15	(0.04)		(0.46)	(0.50)	12.62	9.62		187,196,442	0.83		0.83	(h)(m)	0.59		13.81
Index 400 Stock Fund – Class B
2001	$11.84	$(0.01	)(b)	$(0.87)	$(0.88)	$(0.01)		$(1.55)	$(1.56)	$9.40	(8.13)%		$ 5,115,830	1.99%		1.60%		(0.06)%		45.24%
2002	9.40	(0.01)		1.69	1.68	—		(0.07)	(0.07)	11.01	17.88		8,276,961	1.83		1.60		(0.39)		28.82
2003	11.01	(0.04	)(b)	(2.63)	(2.67)	—		(0.22)	(0.22)	8.12	(24.41)		7,358,667	1.82		1.60		(0.42)		15.27
2004	8.12	(0.04	)(b)	3.81	3.77	—		(0.14)	(0.14)	11.75	46.46		10,401,907	1.64		1.60		(0.43)		8.55
2005	11.75	(0.01	)(b)	1.05	1.04	—		(0.46)	(0.46)	12.33	8.86		10,658,215	1.52		1.48	(j)(n)	(0.08)		13.81
(a)	For the period of November 17, 2003 (commencement of operations) through March 31, 2004.
(b)	Calculated based on average shares outstanding.
(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(d)	Reflects total return for the period; not annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.
(g)	Amount is less than $0.005.
(h)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.
(j)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.
(k)	Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.
(l)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.
(m)	As of July 22, 2005 the expense cap for Class A was reduced to 0.60%.
(n)	As of July 22, 2005 the expense cap for Class B was reduced to 1.25%.

Financial Highlights

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions From Realized Gains on Investments		Total Distribu- tions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Growth Stock Fund – Class A
2001	$19.01	$0.03	(b)	$(3.64)	$(3.61)	$(0.03)	$(1.39)		$(1.42)	$13.98	(20.06)%		$ 53,463,138	1.48%		1.30%		0.17%		28.75%
2002	13.98	(0.00	)(g)	(0.17)	(0.17)	(0.01)	—		(0.01)	13.80	(1.23)		58,366,236	1.55		1.30		0.04		28.67
2003	13.80	(0.01	)(b)	(3.34)	(3.35)	—	—		—	10.45	(24.28)		104,964,515	1.53		1.30		(0.09)		21.65
2004	10.45	(0.02	)(b)	2.41	2.39	—	—		—	12.84	22.87		132,685,612	1.38		1.30		(0.14)		42.08
2005	12.84	0.03	(b)	0.33	0.36	(0.02)	—		(0.02)	13.18	2.82		136,233,140	1.34		1.30		0.25		28.48
Growth Stock Fund – Class B
2001	$18.81	$(0.08	)(b)	$(3.61)	$(3.69)	$—	$(1.31)		$(1.31)	$13.81	(20.61)%		$6,032,118	2.13%		1.95%		(0.48)%		28.75%
2002	13.81	(0.01)		(0.25)	(0.26)	—	—		—	13.55	(1.88)		6,437,210	2.20		1.95		(0.61)		28.67
2003	13.55	(0.08	)(b)	(3.28)	(3.36)	—	—		—	10.19	(24.80)		5,371,324	2.18		1.95		(0.75)		21.65
2004	10.19	(0.09	)(b)	2.34	2.25	—	—		—	12.44	22.08		6,854,446	2.03		1.95		(0.79)		42.08
2005	12.44	(0.05	)(b)	0.32	0.27	—	—		—	12.71	2.17		6,385,184	2.03		1.95		(0.41)		28.48
Growth Stock Fund – Class C
2004(a)	$11.81	$(0.04	)(b)	$0.67	$0.63	$—	$—		$—	$12.44	5.33	%(d)	$1,068,940	2.05	%(e)	1.95	%(e)	(0.91	)%(e)	42.08	%(f)
2005	12.44	(0.09	)(b)	0.36	0.27	—	—		—	12.71	2.17		189,225	2.03		1.95		(0.72)		28.48
Large Cap Core Stock Fund – Class A
2001	$12.45	$0.01	(b)	$(2.51)	$(2.50)	$(0.03)	$(0.26)		$(0.29)	$9.66	(20.37)%		$ 40,566,183	1.41%		1.20%		0.07%		45.44%
2002	9.66	0.01		(0.14)	(0.13)	(0.01)	—		(0.01)	9.52	(1.37)		56,672,508	1.40		1.20		0.15		36.63
2003	9.52	0.03	(b)	(2.71)	(2.68)	(0.01)	—		(0.01)	6.83	(28.11	)(k)	105,197,167	1.39		1.20		0.34		64.36
2004	6.83	0.02	(b)	1.85	1.87	(0.02)	—		(0.02)	8.68	27.38		135,609,525	1.25		1.20		0.26		28.58
2005	8.68	0.06	(b)	0.40	0.46	(0.05)	—		(0.05)	9.09	5.31		142,656,404	1.19		1.19		0.66		33.64
Large Cap Core Stock Fund – Class B
2001	$12.25	$(0.07	)(b)	$(2.47)	$(2.54)	$—	$(0.21)		$(0.21)	$9.50	(20.89)%		$5,195,277	2.06%		1.85%		(0.58)%		45.44%
2002	9.50	0.00	(g)	(0.19)	(0.19)	—	—		—	9.31	(2.00)		5,230,425	2.05		1.85		(0.50)		36.63
2003	9.31	(0.02	)(b)	(2.64)	(2.66)	—	—		—	6.65	(28.57	)(k)	3,495,958	2.04		1.85		(0.33)		64.36
2004	6.65	(0.03	)(b)	1.78	1.75	—	—		—	8.40	26.32		4,271,589	1.90		1.85		(0.39)		28.58
2005	8.40	—		0.39	0.39	—	—		—	8.79	4.64		4,020,613	1.88		1.85		(0.00)		33.64
Index 500 Stock Fund – Class A
2001	$19.25	$0.13	(b)	$(4.26)	$(4.13)	$(0.13)	$(0.66)		$(0.79)	$14.33	(21.99)%		$ 54,600,926	1.10%		0.85%		0.73%		11.64%
2002	14.33	0.08		(0.16)	(0.08)	(0.08)	—		(0.08)	14.17	(0.55)		59,121,179	1.18		0.85		0.59		1.93
2003	14.17	0.10	(b)	(3.68)	(3.58)	(0.08)	—		(0.08)	10.51	(25.28)		105,282,622	1.18		0.85		0.90		12.65
2004	10.51	0.11	(b)	3.46	3.57	(0.10)	—		(0.10)	13.98	34.00		144,419,306	0.96		0.85		0.87		1.35
2005	13.98	0.18	(b)	0.65	0.83	(0.17)	(0.08)		(0.25)	14.56	5.88		151,309,930	0.87		0.81	(h)(m)	1.27		3.24
Index 500 Stock Fund – Class B
2001	$19.02	$0.01	(b)	$(4.17)	$(4.16)	$(0.02)	$(0.66)		$(0.68)	$14.18	(22.33)%		$27,436,153	1.75%		1.50%		0.08%		11.64%
2002	14.18	(0.00	)(g)	(0.17)	(0.17)	—	—		—	14.01	(1.20)		29,624,997	1.83		1.50		(0.06)		1.93
2003	14.01	0.03	(b)	(3.63)	(3.60)	—	—		—	10.41	(25.70)		20,849,614	1.83		1.50		0.23		12.65
2004	10.41	0.03	(b)	3.41	3.44	(0.02)	—		(0.02)	13.83	33.06		27,070,261	1.61		1.50		0.22		1.35
2005	13.83	0.08	(b)	0.64	0.72	(0.07)	(0.08)		(0.15)	14.40	5.21		25,591,755	1.55		1.46	(j)(n)	0.62		3.24
Asset Allocation Fund – Class A
2001	$14.93	$0.41	(b)	$(1.41)	$(1.00)	$(0.40)	$(1.34)		$(1.74)	$12.19	(7.55)%		$ 54,684,610	1.47%		1.35%		2.90%		130.37%
2002	12.19	0.27		(0.02)	0.25	(0.30)	(0.00	)(g)	(0.30)	12.14	2.12		61,979,437	1.52		1.35		2.38		77.28
2003	12.14	0.22	(b)	(1.86)	(1.64)	(0.21)	—		(0.21)	10.29	(13.49)		105,530,643	1.58		1.35		2.03		82.84
2004	10.29	0.14	(b)	2.38	2.52	(0.13)	—		(0.13)	12.68	24.55		156,112,964	1.45		1.35		1.18		81.55
2005	12.68	0.16	(b)	0.55	0.71	(0.15)	(0.17)		(0.32)	13.07	5.61		179,035,309	1.35		1.35		1.31		105.31
Asset Allocation Fund – Class B
2001	$14.76	$0.32	(b)	$(1.39)	$(1.07)	$(0.32)	$(1.34)		$(1.66)	$12.03	(8.10)%		$12,614,937	2.12%		2.00%		2.25%		130.37%
2002	12.03	0.20		(0.05)	0.15	(0.23)	—		(0.23)	11.95	1.30		15,116,310	2.17		2.00		1.73		77.28
2003	11.95	0.15	(b)	(1.83)	(1.68)	(0.15)	—		(0.15)	10.12	(14.08)		16,175,094	2.23		2.00		1.41		82.84
2004	10.12	0.06	(b)	2.34	2.40	(0.07)	—		(0.07)	12.45	23.72		22,698,541	2.10		2.00		0.53		81.55
2005	12.45	0.08	(b)	0.53	0.61	(0.07)	(0.17)		(0.24)	12.82	4.90		22,637,021	2.02		2.00		0.66		105.31
Asset Allocation Fund – Class C
2004(a)	$11.83	$0.01	(b)	$0.68	$0.69	$(0.07)	$—		$(0.07)	$12.45	5.83	%(d)	$1,471,762	2.03	%(e)	2.00	%(e)	0.28	%(e)	81.55	%(f)
2005	12.45	0.07	(b)	0.54	0.61	(0.04)	(0.17)		(0.21)	12.85	4.91		1,640,715	2.02%		2.00		0.62		105.31
(a)	For the period of November 17, 2003 (commencement of operations) through March 31, 2004.
(b)	Calculated based on average shares outstanding.
(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(d)	Reflects total return for the period; not annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.
(g)	Amount is less than $0.005.
(h)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.
(j)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.
(k)	Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.
(l)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.
(m)	As of July 22, 2005 the expense cap for Class A was reduced to 0.60%.
(n)	As of July 22, 2005 the expense cap for Class B was reduced to 1.25%.

Financial Highlights

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gain (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions From Realized Gains on Investments	Total Distribu- tions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
High Yield Bond Fund – Class A
2001	$7.94	$0.78	(b)	$(0.46)	$0.32	$(0.77)	$—	$(0.77)	$7.49	4.42%		$ 37,065,041	1.55%		1.30%		10.15%		127.47%
2002	7.49	0.68		(0.69)	(0.01)	(0.69)	—	(0.69)	6.79	(0.08)		53,505,726	1.50		1.30		9.66		86.85
2003	6.79	0.57	(b)	(0.53)	0.04	(0.58)	—	(0.58)	6.25	1.15		107,050,590	1.46		1.30		9.24		78.07
2004	6.25	0.50	(b)	0.88	1.38	(0.50)	—	(0.50)	7.13	22.79		140,330,099	1.35		1.30		7.29		199.27
2005	7.13	0.48	(b)	0.02	0.50	(0.49)	—	(0.49)	7.14	7.16		157,118,483	1.31		1.30		6.70		141.21
High Yield Bond Fund – Class B
2001	$7.93	$0.73	(b)	$(0.45)	$0.28	$(0.72)	$—	$(0.72)	$7.49	3.88%		$3,745,575	2.20%		1.95%		9.50%		127.47%
2002	7.49	0.63		(0.70)	(0.07)	(0.64)	—	(0.64)	6.78	(0.87)		3,843,405	2.15		1.95		9.01		86.85
2003	6.78	0.53	(b)	(0.53)	—	(0.54)	—	(0.54)	6.24	0.48		4,243,051	2.11		1.95		8.64		78.07
2004	6.24	0.45	(b)	0.90	1.35	(0.46)	—	(0.46)	7.13	22.19		5,316,196	2.00		1.95		6.63		199.27
2005	7.13	0.43	(b)	0.01	0.44	(0.44)	—	(0.44)	7.13	6.32		5,027,813	1.99		1.95		6.06		141.21
High Yield Bond Fund – Class C
2004(a)	$6.89	$0.16	(b)	$0.23	$0.39	$(0.16)	$—	$(0.16)	$7.12	5.76	%(d)	$1,174,405	2.03	%(e)	1.95	%(e)	6.20	%(e)	199.27	%(f)
2005	7.12	0.43	(b)	0.01	0.44	(0.43)	—	(0.43)	7.13	6.46		402,203	1.99		1.95		6.02		141.21
Municipal Bond Fund – Class A
2001	$10.07	$0.46	(b)	$0.65	$1.11	$(0.46)	$(0.02)	$(0.48)	$10.70	11.34%		$ 37,272,578	1.09%		0.85%		4.45%		140.65%
2002	10.70	0.44		0.01	0.45	(0.45)	(0.20)	(0.65)	10.50	4.26		57,372,945	1.00		0.85		4.14		172.55
2003	10.50	0.41	(b)	0.61	1.02	(0.42)	(0.12)	(0.54)	10.98	9.88		107,769,680	0.93		0.85		3.78		47.56
2004	10.98	0.33	(b)	0.24	0.57	(0.33)	(0.16)	(0.49)	11.06	5.31		120,606,013	0.89		0.85		3.01		814.99	(l)
2005	11.06	0.33	(b)	(0.15)	0.18	(0.33)	(0.17)	(0.50)	10.74	1.63		123,398,863	0.84		0.84		3.01		42.89
Municipal Bond Fund – Class B
2001	$10.07	$0.39	(b)	$0.65	$1.04	$(0.39)	$(0.02)	$(0.41)	$10.70	10.62%		$1,077,137	1.74%		1.50%		3.80%		140.65%
2002	10.70	0.37		0.00 (g)	0.37	(0.37)	(0.20)	(0.57)	10.50	3.58		1,429,016	1.65		1.50		3.49		172.55
2003	10.50	0.34	(b)	0.61	0.95	(0.35)	(0.12)	(0.47)	10.98	9.16		3,532,913	1.58		1.50		3.11		47.56
2004	10.98	0.26	(b)	0.24	0.50	(0.26)	(0.16)	(0.42)	11.06	4.62		2,674,340	1.54		1.50		2.39		814.99	(l)
2005	11.06	0.26	(b)	(0.16)	0.10	(0.26)	(0.17)	(0.43)	10.73	0.89		2,482,761	1.52		1.50		2.36		42.89
Select Bond Fund – Class A
2001	$9.13	$0.61	(b)	$0.56	$1.17	$(0.61)	$—	$(0.61)	$9.69	13.32%		$ 41,428,580	1.14%		0.85%		6.57%		187.60%
2002	9.69	0.49		0.05	0.54	(0.49)	(0.24)	(0.73)	9.50	5.76		64,073,225	1.04		0.85		4.97		129.22
2003	9.50	0.41	(b)	0.82	1.23	(0.45)	(0.30)	(0.75)	9.98	13.19		107,952,560	0.96		0.85		4.13		213.99
2004	9.98	0.31	(b)	0.32	0.63	(0.36)	(0.24)	(0.60)	10.01	6.50		146,430,880	0.93		0.85		3.08		167.56
2005	10.01	0.32	(b)	(0.34)	(0.02)	(0.36)	(0.07)	(0.43)	9.56	(0.27)		195,683,948	0.88		0.85		3.29		233.01
Select Bond Fund – Class B
2001	$9.12	$0.55	(b)	$0.57	$1.12	$(0.55)	$—	$(0.55)	$9.69	12.71%		$ 3,154,904	1.78%		1.50%		5.92%		187.60%
2002	9.69	0.43		0.05	0.48	(0.43)	(0.24)	(0.67)	9.50	5.08		4,517,809	1.69		1.50		4.32		129.22
2003	9.50	0.34	(b)	0.82	1.16	(0.38)	(0.30)	(0.68)	9.98	12.46		10,081,933	1.61		1.50		3.41		213.99
2004	9.98	0.24	(b)	0.33	0.57	(0.30)	(0.24)	(0.54)	10.01	5.80		11,352,945	1.57		1.50		2.44		167.56
2005	10.01	0.25	(b)	(0.35)	(0.10)	(0.29)	(0.06)	(0.35)	9.56	(0.91)		10,010,452	1.55		1.50		2.64		233.01
Select Bond Fund – Class C
2004(a)	$10.04	$0.08	(b)	$0.23	$0.31	$(0.10)	$(0.24)	$(0.34)	$10.01	3.14	%(d)	$1,633,237	1.61	%(e)	1.50	%(e)	2.18	%(e)	167.56	%(f)
2005	10.01	0.25	(b)	(0.37)	(0.12)	(0.29)	(0.05)	(0.34)	9.55	(1.02)		1,809,071	1.55		1.50		2.60		233.01
(a)	For the period of November 17, 2003 (commencement of operations) through March 31, 2004.
(b)	Calculated based on average shares outstanding.
(c)	Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(d)	Reflects total return for the period; not annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.
(g)	Amount is less than $0.005.
(h)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class A were reduced to 0.25% and 0.80%, respectively.
(j)	As of July 9, 2004 the investment advisory fee for the Fund and the expense cap for Class B were reduced to 0.25% and 1.45%, respectively.
(k)	Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.
(l)	Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund’s advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.
(m)	As of July 22, 2005 the expense cap for Class A was reduced to 0.60%.
(n)	As of July 22, 2005 the expense cap for Class B was reduced to 1.25%.

Financial Highlights

Glossary

This glossary provides you a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. Each Fund may invest in these instruments to the extent permitted by its investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. Equity and Debt Securities

American Depositary Receipts (“ADRs”) see “Depositary receipts” below.

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s Board of Directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt investments is a general term to describe a variety of securities or other investments that represent liabilities or obligations owed to another person or persons.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker/dealers (depositary shares).

Dollar roll transactions may consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other investments with equity characteristics.

Exchange traded funds are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

Fixed income securities are debt securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-grade instruments are securities rated in one of the two highest rating categories by at least one Nationally Recognized Statistical Rating Organization (such as Moody’s or Standard & Poor’s®), or if not so rated, determined by the Fund’s advisor or sub-advisor to be of comparable quality.

High yield/High risk bonds are debt securities rated below investment-grade by a Nationally Recognized Statistical Rating Organization (i.e., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or if unrated, determined by the Fund’s advisor or sub-advisor to be of comparable quality. Other terms commonly used to describe such bonds include “lower-rated bonds,” “noninvestment-grade bonds” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See “Municipal securities” on the next page.

Investment-grade bonds are securities rated BBB- or higher by Standard & Poor’s® and Baa3 or higher by Moody’s, or an equivalent rating by one of the primary rating agencies.

Loan participations and assignments are investments in business loans made to borrowers that may be corporations, partnerships, or other entities. Such investments may be made through an assignment of a portion of the business loan from a third party or through a participation agreement.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly

Glossary

sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with pre-payment features may not increase as much as other fixed income securities. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of pre-payment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker/dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Pre-refunded municipal bonds are municipal securities for which the municipal bond issuer has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, including principal and interest. The most common pre-refunded municipal bonds are backed by an escrow of U.S. Treasuries.

Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker/dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

Unit offerings are a combination of multiple securities, such as debt and equity securities sold together as a single product.

Glossary

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (“underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. Futures, Options and Other Derivatives

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices of U.S. government, foreign government, equity or fixed income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity or debt securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

Swaps are agreements that are generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund’s exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, interest rates, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names, such as credit default swaps and interest rate swaps.

III. Other Investments, Strategies and/or Techniques

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be of two types, short sales “against the box” or “naked” short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce Fund volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security

Glossary

increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

IV. Other Terms

Net asset value (“NAV”) is the value of a single share of a Fund. It is computed by adding the value of all of a Fund’s investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

Fund turnover rate is a measure of the amount of a Fund’s buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s securities.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both income and changes in NAV. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

Glossary

More information about Mason Street Funds is included in the

Funds’ Statement of Additional Information (SAI), which is

incorporated by reference in this Prospectus and which is

available without charge.

Additional information about the Funds’ investments is included in the Funds’ annual and semi-annual reports to shareholders. These reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during the previous fiscal period.

To request a free copy of the Funds’ SAI, or current annual or semi-annual report, to request other information about the Funds and to make shareholder inquiries, call us at 1-888-MASONST

(1-888-627-6678). In addition, the Funds’ SAI and current annual or semi-annual report, and other information about the Funds, are available free of charge at www.masonstreetfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and

Exchange Commission (SEC) in Washington, D.C. Information on

the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available on the SEC’s Internet site at

www.sec.gov. Copies of this information may be obtained,

upon payment of a duplicating fee, by e-mailing the SEC at

publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,Washington, D.C. 20549-6009.

Northwestern Mutual Investment Services, LLC, Distributor Investment Company Act File No. 811-07961

Mason Street Funds P.O. Box 219419 Kansas City, MO 64121-9419 1-888-MASONST (1-888-627-6678) www.masonstreetfunds.com

94-1000 (0705)

STATEMENT OF ADDITIONAL INFORMATION

Dated July 22, 2005

MASON STREET FUNDS, INC.

Consisting of

Small Cap Growth Stock Fund

Aggressive Growth Stock Fund

International Equity Fund

Index 400 Stock Fund

Growth Stock Fund

Large Cap Core Stock Fund

Index 500 Stock Fund

Asset Allocation Fund

High Yield Bond Fund

Municipal Bond Fund

Select Bond Fund

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for Mason Street Funds, Inc. (“MSF”), dated July 22, 2005. Portions of MSF’s Annual Report are incorporated herein. The Annual Report is supplied with this SAI. To obtain a free additional copy of the Prospectus, or a copy of the Annual Report, please call MSF at 1-888-627-6678.

INVESTMENT POLICIES

The following information supplements and should be read in conjunction with the sections in MSF’s Prospectus entitled “The Funds in Detail.”

Investment Restrictions

The investment restrictions of the Funds numbered 1-9 below are “fundamental policies” and may be changed only with the approval of the majority of the Fund’s shares outstanding.

1.	Each Fund, other than the Index 500 Stock Fund and the Index 400 Stock Fund, will not purchase securities, if as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

2.	The Index 500 Stock Fund and Index 400 Stock Fund may concentrate their investments within the meaning of the 1940 Act and the rules and regulations thereunder, and any exemptive relief granted by the SEC.

3.	No Fund may issue securities senior to the Fund’s presently authorized shares of beneficial interest except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief granted by the SEC. This restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief granted by the SEC.

4.	No Fund may borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief granted by the SEC.

5.	No Fund may make loans to other persons except to the extent permitted by the 1940 Act and the rules and regulations, and pursuant to any exemptive relief granted by the SEC. This restriction shall not prevent the Fund from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC.

6.	No Fund may engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order granted by the SEC. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether a Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Fund from selling its own shares.

7.	No Fund may purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This restriction does not prohibit a Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed-delivery basis, or other derivative investments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to exemptive relief granted by the SEC.

8.	No Fund may purchase or sell real estate. However, each Fund may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

9.	All of the Funds, except the Index 500 Stock Fund and Index 400 Stock Fund, shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Fund and Index 400 Stock Fund shall be non-diversified investment companies as defined under the 1940 Act.

The remainder of this section describes the parameters of the 1940 Act and the rules and regulations thereunder as they apply to certain fundamental policies listed above. The above references to exemptive relief granted by the SEC include exemptive orders issued by the SEC to MSF or its affiliates or applicable SEC no-action letters on which MSF may rely. MSF has not applied for, or received, any such exemptive orders but may make such an application in the future.

The SEC Staff has taken the position that a fund is “concentrated” if it invests 25% or more of its assets in any one industry. Generally, a fund must indicate in its registration statement whether or not it will be “concentrated.” The SEC Staff has granted additional limited exemption from the concentration rules for index funds, such as the Index 500 Stock Fund and Index 400 Stock Fund, because of the unique nature of these funds tracking an independent index.

The 1940 Act prohibits the Fund from issuing “senior securities,” except that the Fund is permitted to borrow money from banks in an amount up to 33-1/3% of its assets and may engage in the activities identified above in investment restriction number 3 to the extent liquid assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

The 1940 Act does not prohibit a fund from selling securities short or from making loans but requires that funds disclose the extent to which they may engage in such activities. The Funds’ policies regarding short sales and making loans of portfolio securities may be found herein on pages 12 and 23, respectively. The 1940 Act does restrict a fund from making loans to affiliated investment companies except upon receipt of an exemptive order from the SEC.

The term “non-diversified,” as used above in investment restriction number 9, means that more than 25% of a Fund’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Fund’s total assets or more than 10% of such securities’ outstanding voting securities. Any Fund that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code. See “Taxes” on page 72.

Operating Policies

The investment restrictions of the Funds set forth in this section are operating policies which may be changed by the Board of Directors of the Fund without a vote of the outstanding shares of the Fund.

1.	No Fund may borrow money for the purpose of leveraging or investment in an amount in excess of 15% of total assets.

2.	The International Equity Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

Portfolio Securities for the Municipal Bond Fund

Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund’s investment advisory fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

The Fund may invest in municipal lease obligations. Such obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. Such obligations are secured by the leased property. Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by MSF’s Board. Pursuant to such guidelines, the Board has directed MSA to monitor carefully the Municipal Bond Fund’s investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as MSA may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board has directed MSA to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as MSA may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

Tender option bonds are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Municipal Bond Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. The Fund expects to be able to value tender option bonds at par; however, the value of the instruments will be monitored to assure that they are valued at fair value.

Ratings of Municipal Obligations. Subsequent to its purchase by the Municipal Bond Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but MSA will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by a rating agency for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the various rating agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, MSA also will evaluate these securities.

The Fund may engage in various investment techniques, such as lending portfolio securities and options and futures transactions. Use of certain of these techniques may give rise to taxable income.

Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax-exemption. One effect of these provisions could be to increase the cost of the municipal obligations available for purchase by the Fund and thus reduce available yield. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such securities as a taxable investment.

Federal income tax law requires the holders of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The Fund may also invest in repurchase agreements, reverse repurchase agreements or may purchase securities on a “when-issued” or forward commitment basis.

Repurchase Agreements

Certain securities of each Fund may be subject to repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. Each Fund intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Fund may invest. A Fund will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Fund enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

Each Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Fund’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. The Fund might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, as noted earlier, MSF has adopted standards of creditworthiness for all broker-dealers with which MSF enters into repurchase agreements and will review compliance by such broker-dealers periodically.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

The Funds also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund’s Prospectus may apply.

Variable Rate Securities

Variable rate securities bear rates of interest that are adjusted periodically or which “float” continuously according to formulae intended to minimize fluctuations in values of the instruments. The Funds may determine the maturity of variable rate securities in accordance with the Securities and Exchange Commission rules that allow the Funds to consider certain of such instruments as having maturities less than the maturity date on the instrument.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Each Fund may invest up to 10% (without limit for Municipal Bond Fund, High Yield Bond Fund and Select Bond Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other fund holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectus.

Short Sales

Each Fund may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

The Funds may also engage in “naked” short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its fund manager anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund’s naked short sale positions will not exceed 5% of its assets.

Interest Rate Swaps, Caps, Floors and Credit Default Swaps

Each of the Funds may invest in interest rate swaps, caps, floors and credit default swaps in accordance with their investment objectives and policies.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. A credit default swap is designed to transfer the default risk of a particular debt instrument in exchange for a periodic premium. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Financial Futures and Forward Contracts

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Funds may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds’ custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers.

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a “commodity pool operator.” The Commodity Exchange Act defines the term “commodity pool operator” to mean “any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility.” The Funds have claimed an exclusion from the “commodity pool operator” definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as “commodity pool operators.”

The primary purposes a Fund enters into futures contracts are to meet the liquidity needs of the Fund while maintaining the Fund’s exposure to the securities markets and to otherwise protect the Fund from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its Fund in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its Fund securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling Fund securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell Fund securities.

If a Fund owns bonds and the Fund manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its Fund. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund’s interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a Fund manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund’s overall performance could be worse than if such Fund had not entered into futures contracts if the Fund manager’s investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its Fund and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund’s Fund manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its Fund to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in Fund securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s Fund holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its Fund securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may buy a put option on a futures contract to hedge its Fund against the risk of falling prices or rising interest rates.

The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its Fund securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the Fund manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated Fund securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its Fund manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The Funds will cover outstanding forward currency contracts by maintaining liquid Fund securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying Fund securities, the Funds’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds’ ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which Fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of Fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its Fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of Fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its Fund. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds’ custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Options on Securities

In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

A put option written by a Fund is “covered” if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Fund is “covered” if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds’ custodian) upon conversion or exchange of other securities held in its Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Fund manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its Fund on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out- of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its Fund. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

The Funds may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Eurodollar Futures Contracts Or Options Thereon. A Fund may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the- counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Federal Income Tax Consequences of Investing in Options, Futures and Forward Contracts. Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund’s ability to enter into futures, options, and forward transactions. Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund’s distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

Future Developments

The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

Securities Lending

Each Fund may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Funds have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the advisor to be creditworthy and will not be made unless, in the advisor’s judgment, the consideration to be earned from such loans would justify the risk.

Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Fund will use the proceeds of reverse repurchase agreements to purchase money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. The Fund will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, the Fund will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Fund would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will the Fund enter into a reverse repurchase agreement with Northwestern Mutual.

Preferred Stocks

Each of the Funds may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investment would be made primarily for their capital appreciation potential.

Convertible Securities

Each of the Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

High-Yield, High-Risk Bonds

Each of the Funds may invest in high-yield, high-risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Each Fund, except for the High Yield Bond Fund, will not invest more than 10% (20% for the Select Bond Fund) of its assets in high-yield, high-risk bonds. The High Yield Bond Fund may invest without limit in high-yield, high-risk bonds.

Hybrid Instruments

Each of the Funds may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Fund may not be successful.

Warrants

Each of the Funds may invest in warrants. A warrant is a right to buy a certain security at a set price during a certain time period. No Fund intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Fund’s investment in warrants exceed 5% of its net assets.

Eurodollar Certificates of Deposit

The Funds may purchase Eurodollar Certificates of Deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets as well as the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the U.S.

Investment Company Securities And Exchange Traded Funds

From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Investment companies may include index-based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a Fund of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying Fund securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Firm Commitment Agreements and “When-Issued” Securities

Each Fund may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the adviser of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities it will maintain in an account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Funds, other than the Index 500 Stock Fund and Index 400 Stock Fund, limit the amount of total assets that it will invest in issuers within the same industry (see the Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Dollar Roll Transactions

Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Fund will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives compensation as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Fund, thereby effectively charging a Fund interest on its borrowings. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

Each Fund may invest up to 15% of its net assets in securities acquired in private placement transactions and other illiquid assets. For the purpose of determining each Fund’s net asset value, these assets will be valued at their fair value as determined in good faith by MSF’s Directors or under procedures established by the Directors. If a Fund should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Fund will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Fund may purchase securities which, though not registered under the Securities Act of 1933 (the “1933 Act”), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Funds. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Fund’s investment adviser, Mason Street Advisors, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Fund invests, subject to supervision and oversight by the Board of Directors of MSF. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Fund to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Fund’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

Securities on the Restricted List of Mason Street Advisors, LLC

The Funds may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted list of Mason Street Advisors, LLC. An issuer is placed on this restricted list (i) when certain employees of Mason Street Advisors, LLC or its affiliate companies come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer on the restricted list of Mason Street Advisors, LLC or certain of its affiliates could impair liquidity for securities of the issuer owned by the Funds and may result in a loss of buying opportunities for the Funds.

Risk Factors for the International Equity Fund and International Investments of the Other Funds

The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. All other Funds have the limited right to purchase securities in foreign countries. The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund and

Large Cap Core Stock Fund may invest up to 20% of their net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. The High Yield Bond Fund may invest up to 30% of its net assets in foreign securities consistent with its investment objective. Such investments may be in U.S. currency denominated debt issues or in debt securities in the currency of other nations. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Foreign Securities. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies may not be subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the International Equity Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Fund.

Currency. The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding or other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on that Fund. Through the International Equity Fund’s flexible policy, the Fund’s adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund’s investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Interest rates. To the extent each Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of its assets and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Currency Contracts. The Funds may enter into a contract for the purchase or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract (“forward contract”) in order to “lock in” the U.S. dollar price of the security. In addition, when the Fund’s adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

It is impossible to forecast with absolute precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Initial Public Offerings

Each Fund may participate in initial public offerings. Since its inception, the Small Cap Growth Stock Fund benefited from participation in a number of initial public offerings which experienced almost immediate appreciation. For IPO offerings in which the advisor is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to the Small Cap Growth Stock Fund or other Funds, in the advisor’s discretion.

Portfolio Turnover

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. All short-term securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

For the years ended March 31, 2005 and March 31, 2004, the portfolio turnover rates were:

Portfolio Turnover Rate	2005	2004
Small Cap Growth Stock Fund	85.96%	97.52%
Aggressive Growth Stock Fund	69.69%	71.78%
International Equity Fund	17.58%	9.66%
Index 400 Stock Fund	13.81%	8.55%
Growth Stock Fund	28.48%	42.08%
Large Cap Core Stock Fund	33.64%	28.58%
Index 500 Stock Fund	3.24%	1.35%
Asset Allocation Fund	105.31%	81.55%
High Yield Bond Fund	141.21%	199.27%
Municipal Bond Fund	42.89%	814.99%
Select Bond Fund	233.01%	167.56%

The annual portfolio turnover rate of each Fund is the lesser of purchases or sales of the Fund’s securities for the year stated as a percentage of the monthly average value of the Fund’s securities.

For the fiscal year ended March 31, 2005, portfolio turnover for the Asset Allocation Fund increased significantly from the prior year. This increase was a reaction to a change in the market’s focus from favoring safety and defensiveness to economic growth and recovery.

For the fiscal year ended March 31, 2005, portfolio turnover for the Municipal Bond Fund decreased significantly from the prior year. This decrease was due to the Fund applying a consistent investment strategy throughout the period that focused on maintaining its portfolio investments. Typically, the Fund manages interest rate risk, and the effects of its attempts to manage interest rate risk, through the use of futures contracts and other derivative related hedging strategies, which activity is typically not reflected in the turnover rate calculations. However, during the twelve months ended March 31, 2004, the Fund’s manager used U.S. Treasury same-day trades, as well as futures contracts, in an attempt to mitigate the effects of its interest rate risk management strategies during that period, which contributed to a higher than normal turnover rate.

For the fiscal year ended March 31, 2005, portfolio turnover for the High Yield Fund decreased significantly from the prior year. This decrease was due to the Fund applying a consistent investment strategy throughout the period that focused on maintaining its portfolio investments.

For the fiscal year ended March 31, 2005, portfolio turnover for the Select Bond Fund increased significantly from the prior year. This increase was due to improved liquidity positions in the market, and as a result, an ability to rotate individual credit selections and adjust industry sector weights proactively based on relative value improved.

MANAGEMENT OF MSF

The Board of Directors of Mason Street FundsR is responsible for setting and overseeing the investment objectives and policies of each Fund, but delegates daily management of the Funds to the investment adviser, the subadvisers where applicable and the officers of Mason Street FundsR.

The following table lists the Directors and Officers of MSF together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with MSF and certain other information. Ages are as of June 30, 2005.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Edward J. Zore, 720 East Wisconsin Avenue Milwaukee, WI 53202, (59)	Chairman of the Board	2000*	President and Chief Executive Officer of Northwestern Mutual since 2001; President from 2000 to 2001; prior thereto, Executive Vice President. Trustee of Northwestern Mutual since 2000	29	Manpower, Inc.; Trustee of Northwestern Mutual

Independent Directors

Martin F. Stein, 1800 East Capitol Drive Milwaukee, WI 53211, (68)	Director	1996*	Former Chairman of Eyecare One, Inc., which includes Stein Optical (retail sales of eyewear) and Eye Q optical centers; prior thereto, Chairman and CEO of Stein Health Services	29	Koss Corporation

Louis A. Holland, 1 North Wacker Drive, Suite 700 Chicago, Illinois 60606, (63)	Director	2003*	Managing partner and Chief Investment Officer, Holland Capital Management, L.P. (registered investment advisor). Portfolio Manager, Lou Holland Growth Fund (registered investment company)	29	Packaging Corporation of America; Lou Holland Trust; AmerUs Group Co.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael G. Smith, 221 North Adams Hinsdale, IL 60521, (61)	Director	2003*	Private Investor; retired since 1999 as Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co., Inc. (international investment banking)	29	Trustee of Ivy Funds

Elizabeth L. Majers, 370 Shadowood Lane Northfield, Illinois 60093, (46)	Director	2003*	Partner, McDermott, Will & Emery (an international law firm)	29	None

William A. McIntosh, 525 Sheridan Road Kenilworth, IL 60043, (66)	Director	1997*	Financial consulting; Adjunct Faculty Member, Howard University, Washington, D.C.; prior thereto, retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)	29	MGIC Investment Corporation; Comdisco Holding Company, Inc.

Officers

Mark G. Doll, 720 East Wisconsin Avenue Milwaukee, WI 53202, (55)	President	2003*	Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC since 2002. Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001. Prior thereto, Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services, LLC	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Walter M. Givler, 720 East Wisconsin Avenue Milwaukee, WI 53202, (47)	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; Director of New Business, Large Case Division from 1999 to 2001; Director of New Business West/Central from 1997 to 1999	N/A	N/A

Charles D. Robinson, 720 East Wisconsin Avenue Milwaukee, WI 53202, (60)	Vice President- Marketing	2001*	Senior Vice President-Investment Products and Services of Northwestern Mutual since February, 2001; prior thereto, with AIG, Global Retirement Services Division as Chief Marketing Officer and Senior Vice President from 1999 to 2000. From 1980 to 1999, various positions of increasing responsibility with VALIC/American General Group, most recently as Senior Vice President, Institutional Marketing	N/A	N/A

Kate M. Fleming, 720 East Wisconsin Avenue Milwaukee, WI 53202, (43)	Vice President– Operations	2004*	Vice President– Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual	N/A	N/A

Patricia L. Van Kampen, 720 East Wisconsin Avenue Milwaukee, WI 53202, (53)	Vice President-Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Common Stocks of Northwestern Mutual	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
William R. Walker, 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202, (48)	Vice President-Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director of Common Stocks of Northwestern Mutual, and Vice President of Northwestern Mutual Investment Services, LLC	N/A	N/A

Steven P. Swanson, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, (51)	Vice President-Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Securities of Northwestern Mutual, and Vice President of Northwestern Mutual Investment Services, LLC	N/A	N/A

Jefferson V. DeAngelis, 720 East Wisconsin Avenue Milwaukee, WI 53202, (47)	Vice President- Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Fixed Income Securities of Northwestern Mutual, and Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David R. Keuler, 720 East Wisconsin Avenue Milwaukee, WI 53202, (43)	Vice President– Investments	2002*	Managing Director of Mason Street Advisors, LLC since 2003. Director of Mason Street Advisors, LLC from 2002 to 2003. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Associate Director-Common Stocks of Northwestern Mutual	N/A	N/A

Michael P. Johnson, 720 East Wisconsin Avenue Milwaukee, WI 53202, (43)	Vice President– Investments	2003*	Director of Mason Street Advisors, LLC since 2002. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Associate Director-Common Stocks of Northwestern Mutual	N/A	N/A

Thomas A. Carroll, 720 East Wisconsin Avenue Milwaukee, WI 53202, (50)	Vice President– Investments	2002*	Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director – Common Stocks of Northwestern Mutual, and Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC	N/A	N/A

Edward S. Dryden, 720 East Wisconsin Avenue Milwaukee, WI 53202, (39)	Chief Compliance Officer	2002*	Chief Compliance Officer of Mason Street Advisors, LLC since 2001. Director of Compliance for Heartland Advisors, Inc. from 1999 to 2001. Director of Compliance for Janus Capital from 1992 to 1999.	N/A	N/A

Michael W. Zielinski, 720 East Wisconsin Avenue Milwaukee, WI 53202, (30)	Secretary	2005*	Counsel, Northwestern Mutual since 2004; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, U.S. Bancorp Fund Services, LLC from 2001 to 2003; Associate Attorney, Stupar, Schuster & Cooper, S.C. (law firm) from 2000 to 2001.	N/A	N/A

Barbara E. Courtney, 720 East Wisconsin Avenue Milwaukee, WI 53202, (47)	Controller	1996*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto, Associate Director.	N/A	N/A

*	Each of the directors will serve for a twelve-year term, commencing as of May 1, 2003, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. Each officer holds office until his successor shall have been duly elected or until his prior death, resignation or removal.

Mr. Zore is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund’s investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company. The fund complex includes Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc.

An Audit Committee and Nominating Committee have been established for MSF. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund’s financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when in its judgment such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not “interested persons” of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). The Audit and Nominating Committees are comprised of Messrs. McIntosh, Stein, Holland, Smith and Ms. Majers, each of whom is not “interested persons” of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended March 31, 2005. The Nominating Committee meets when necessary to consider the nomination of new Directors. No meetings of the Nominating Committee were held in the fiscal year ended March 31, 2005.

All Board members and officers of the Fund, except Charles D. Robinson, are also board members or officers of Northwestern Mutual Series Fund, Inc. (the “Series Fund”), a registered investment company. Shares of the Series Fund are offered to and may only be purchased by Northwestern Mutual in connection with variable annuity and variable life insurance contracts issued by Northwestern Mutual. Each of the Directors and principal officers of MSF who is also an affiliated person of Mason Street Advisors, LLC (“MSA”) or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.

CODES OF ETHICS. Mason Street Funds, Mason Street Advisors and Northwestern Mutual Investment Services have adopted codes of ethics under Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by MSF.

COMPENSATION OF OFFICERS AND DIRECTORS. MSF pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. MSF paid other Directors fees totaling $15,000 during the fiscal year ended March 31, 2005, consisting of a $9,000 retainer paid in April and $6,000 in fees for MSF Board of Directors meetings attended. MSF neither pays nor accrues any pension or retirement benefits to any of the Directors. Mason Street Advisors, LLC, the investment adviser to Northwestern Mutual Series Fund, Inc. during the fiscal year ended March 31, 2005, paid each of the directors of the Series Fund a total of up to $45,000, consisting of a $27,000 retainer and $18,000 in fees for Series Fund Board of Directors meetings attended.

COMPENSATION TABLE

FISCAL YEAR ENDING MARCH 31, 2005

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Com- pensation From Registrant and Fund Complex Paid to Directors
Interested Director

Edward J. Zore Director	None	None	None	None

Independent Directors

Louis A. Holland Director	$15,000	None	None	$60,000

Elizabeth L. Majers Director	$15,000	None	None	$60,000

William A. McIntosh Director	$15,000	None	None	$60,000

Michael G. Smith Director	$15,000	None	None	$60,000

Martin F. Stein Director	$15,000	None	None	$60,000

As stated in the Prospectus, directors and officers of MSF, as well as employees and agents of Northwestern Mutual and its affiliates, may purchase shares of MSF without payment of a sales load. The reason for this policy is reduced sales and marketing costs associated with such direct sales and to encourage an alignment of interests with and knowledge about MSF through share ownership.

DIRECTORS’ HOLDINGS IN THE MASON STREET FUNDS, INC.

The following table sets forth the Mason Street Funds, Inc. holdings of the independent and interested directors, as of March 31, 2005. In addition, the amount owned by the directors and officers as a group is less than 1% of any class of any Fund.

	Holland	Majers	Smith	Stein	McIntosh	Zore*
Aggregate Holdings, All Funds	NONE	NONE	OVER $100,000	NONE	OVER $100,000	NONE

Small Cap Growth Stock Fund	None	None	None	None	Over $100,000	None

Aggressive Growth Stock Fund	None	None	None	None	$1 - $10,000	None

International Equity Fund	None	None	Over $100,000	None	$50,001-$100,000	None

Index 400 Stock Fund	None	None	None	None	$10,001-$50,000	None

Growth Stock Fund	None	None	Over $100,000	None	$10,001-$50,000	None

Large Cap Core Stock Fund	None	None	$50,001-$100,000	None	None	None

Index 500 Stock Fund	None	None	None	None	None	None

Asset Allocation Fund	None	None	None	None	None	None

High Yield Bond Fund	None	None	None	None	$10,001-$50,000	None

Municipal Bond Fund	None	None	None	None	$10,001-$50,000	None

Select Bond Fund	None	None	None	None	None	None

*	Mr. Zore is an Interested Director, as described on page 35.

DIRECTORS’ HOLDINGS IN THE NORTHWESTERN MUTUAL SERIES FUND, INC.

The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings of the independent and interested directors, as of March 31, 2005. These holdings are indirect, based on investment in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company. In addition, the amount owned by the directors and officers as a group is less than 1% of any Portfolio of the Series Fund.

	Holland	Majers	Smith	Stein	McIntosh	Zore
Aggregate Holdings, All Portfolios	NONE	NONE	NONE	NONE	NONE	OVER $100,000

Small Cap Growth Stock Portfolio	None	None	None	None	None	None

T. Rowe Price Small Cap Value Portfolio	None	None	None	None	None	None

Aggressive Growth Stock Portfolio	None	None	None	None	None	$50,001-$100,000

International Growth Portfolio	None	None	None	None	None	None

Franklin Templeton International Equity Portfolio	None	None	None	None	None	$50,001-$100,000

AllianceBernstein Mid Cap Value Portfolio	None	None	None	None	None	None

Index 400 Stock Portfolio	None	None	None	None	None	None

Janus Capital Appreciation Portfolio	None	None	None	None	None	None

Growth Stock Portfolio	None	None	None	None	None	None

Large Cap Core Stock Portfolio	None	None	None	None	None	None

Capital Guardian Domestic Equity Portfolio	None	None	None	None	None	None

T. Rowe Price Equity Income Portfolio	None	None	None	None	None	None

Index 500 Stock Portfolio	None	None	None	None	None	Over $100,000

Asset Allocation Portfolio	None	None	None	None	None	None

Balanced Portfolio	None	None	None	None	None	None

High Yield Bond Portfolio	None	None	None	None	None	$10,001- $50,000

Select Bond Portfolio	None	None	None	None	None	None

Money Market Portfolio	None	None	None	None	None	None

OTHER INFORMATION ABOUT MSF

ORGANIZATION

Mason Street Funds was incorporated in Maryland on August 30, 1996. MSF is an open-end, management investment company. Each Fund is a diversified series of MSF, other than the Index 500 Stock Fund and the Index 400 Stock Fund, which are classified as non-diversified.

MSF issues a separate series of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Fund will be voted separately, however, on matters affecting only that Fund, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Fund. The assets of each Fund are charged with the liabilities of the Fund and their proportionate share of the general liabilities of Mason Street Funds generally based on the relative asset size of the Funds at the time the liabilities are incurred. All shares may be redeemed for cash or portfolio securities at any time.

VOTING RIGHTS

Neither Mason Street Funds nor its Funds are required to hold annual meetings of shareholders, but special meetings may be called to elect or remove Directors, change fundamental policies or the 12b-1 plans, or to approve an investment advisory agreement. All shares of the Funds have equal voting rights. Shares are voted in the aggregate, unless voting by series or Class is required by law, or when an issue affects the series or Class separately. As of March 31, 2005, Northwestern Mutual owned (including through its wholly-owned indirect subsidiary, Maroon, Inc.) a majority of the shares of each of the Funds, except the Small Cap Growth Stock Fund, and thus controlled these Funds. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive rights. Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Class C shares automatically convert to Class A shares ten years after the purchase of such Class C shares.

The authorized capital stock of MSF consists of 3,300,000,000 shares of common stock, par value $.001 per share (Common Stock). The shares of Common Stock are divided into eleven series, each with 300 million authorized shares in the series: Small Cap Growth Stock Fund; Aggressive Growth Stock Fund; International Equity Fund; Index 400 Stock Fund; Growth Stock Fund; Large Cap Core Stock Fund; Index 500 Stock Fund; Asset Allocation Fund; High Yield Bond Fund; Municipal Bond Fund; and Select Bond Fund. The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to MSF. Each series of Common Stock has three classes of shares, designated Class A, Class B and Class C. The Board of Directors is authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series and classes into one or more series and/or classes.

The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, including the Distribution Plan for each class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. MSF and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which MSF is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more

Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of MSF if requested in writing by the holders of not less than 10% of MSF’s outstanding shares.

As of March 31, 2005, no person owns of record or beneficially 5% or more of the shares outstanding of MSF or any Class of any Fund, except as follows:

(i) the following persons own 5% or more of Class B shares of the Municipal Bond Fund:

(a) Hammett Family Trust (8%), 12 Calle De La Luna, San Clemente, CA 92673-6871;

(b) Elizabeth Wright (6%), 7343 Hill Forest, Dallas, TX 75230-2372;

(c) Kenneth S. and Marjorie L. Noble (5%), 29 Cedar Drive, Washington, IA 52353-1815; and

(ii) Northwestern Mutual (including through its wholly-owned indirect subsidiary, Maroon, Inc.), which owned the following percentages of each Fund’s outstanding shares:

Small Cap Growth Stock Fund (0.0%); Aggressive Growth Stock Fund (71.5%); International Equity Fund (88.0%); Index 400 Stock Fund (79.8%); Growth Stock Fund (83.3%); Large Cap Core Stock Fund (91.9%); Index 500 Stock Fund (64.4%); Asset Allocation Fund (47.0%); High Yield Bond Fund (77.4%); Municipal Bond Fund (74.6%); and Select Bond Fund (37.2%).

As of such date, Northwestern Mutual beneficially owned only Class A shares of each such Fund. Because of this stock ownership, each above-named Fund (other than the Small Cap Growth Stock Fund) is deemed to be controlled by Northwestern Mutual under the 1940 Act definition of control.

INDEMNIFICATION

MSF’s By-Laws provide that MSF shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with the defense of any action, suit or proceeding or threat thereof, by reason of being or having been a director, officer or employee of MSF. MSF provides no indemnification in relation to such matters as to which such person is adjudged in such action, suit or proceeding to be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INVESTMENT ADVISORY SERVICES

The Funds’ investment adviser, Mason Street Advisors, LLC (“MSA”), is a wholly-owned company of Northwestern Mutual. MSA’s predecessor, Northwestern Mutual Investment Services, LLC served as the Funds’ investment adviser during fiscal year 2002. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Funds and the selection of brokers pursuant to an Investment Advisory Agreement (the “Agreement”).

For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for MSF. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by MSF are charged to the Funds to which the expenses relate.

For the fiscal years ended March 31, 2003, March 31, 2004 and March 31, 2005, MSA received $2,631,198, $7,158,673 and $8,915,447 respectively, for its services as investment adviser to MSF. The amount of $2,631,198 (for fiscal year ended March 31, 2003) is net of $1,436,668 of investment advisory fees waived under the expense limitation agreement described in the prospectus. The amount of $7,158,673 (for fiscal year ended March 31, 2004) is net of $1,105,796 of investment advisory fees waived under the expense limitation agreement described in the prospectus. The amount of

$8,915,447 (for fiscal year ended March 31, 2005) is net of $609,314 of investment advisory fees waived under the expense limitation agreement described in the prospectus.

MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Investment Advisory Agreement.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of MSF to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, MSF recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by MSF will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Funds or if MSA ceases to be an affiliate of Northwestern Mutual.

Templeton Investment Counsel, LLC (“Templeton”), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund, subject to the general control of the Board of Directors of MSF. Templeton is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton may have investment objectives and policies similar to those of the International Equity Fund. Templeton may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton to the accounts involved, including the International Equity Fund. When two or more of the clients of Templeton (including the International Equity Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton is paid, by MSA, compensation at the annual rate of .50% of the average net assets of the International Equity Fund, reduced to .40% on assets in excess of $100 million. The $100 million break point for fees paid to Templeton is based on the aggregate assets of the International Equity Fund and the International Equity Portfolio of the Series Fund. MSA paid $771,049 of investment advisory fees to Templeton with respect to the International Equity Fund for the fiscal year ended March 31, 2005.

Northwestern Mutual is the licensee under two License Agreements with Standard & Poor’s, dated as of November 30, 1990, as amended, March 1, 1997, and June 30, 1999, relating to MSF as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreement:

MSF is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of McGraw-Hill, Inc. Corporation, and none of the Funds of MSF is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of MSF or any of its Funds or any member of the public regarding the advisability of investing in securities generally or in MSF or any of its Funds particularly or the ability of the S&P 500® Index or the S&P® MidCap 400® Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index and the S&P MidCap 400® Index, both of which are determined, composed and calculated by S&P® without regard to the Licensee or MSF. S&P® has no obligation to take the needs of the Licensee or the owners of MSF or any of its Funds into consideration in determining, composing or calculating the S&P 500® Index and the S&P MidCap 400® Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of securities of MSF or any of its Funds to be issued or in the determination or calculation of the equation by which MSF or any of its Funds is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of MSF.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF MSF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX AND THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus may also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Funds), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” None of the accounts identified below pay advisory fees that are based on the performance of the account. The following information is as of March 31, 2005.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jefferson V. DeAngelis	Asset Allocation Fund Select Bond Fund	3 registered investment companies with $3.78 billion in total assets under management	0	1 other account with $55.6 billion in total assets under management[1]

Patricia L. Van Kampen	Index 500 Stock Fund Index 400 Stock Fund	3 registered investment companies with $5.16 billion in total assets under management	0	1 other account with $5.5 billion in total assets under management[1]

William R. Walker	Small Cap Growth Stock Fund Aggressive Growth Stock Fund	2 registered investment companies with $1.63 billion in total assets under management	0	0

Thomas A. Carroll	Asset Allocation Fund	2 registered investment companies with $315.9 million in total assets under management	0	2 other accounts with $1.86 billion in total assets under management[1]

David R. Keuler	Growth Stock Fund Asset Allocation Fund	2 registered investment companies with $872.2 million in total assets under management	0	1 other account with $150.5 million in total assets under management[1]

[1]	These accounts consist of accounts of MSA’s parent and its affiliates. The assets under management reflect only those assets of the account(s) for which the portfolio manager is responsible.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael P. Johnson	Growth Stock Fund	1 registered investment company with $668 million in total assets under management	0	2 other accounts with $472.7 million in total assets under management[1]

Steven P. Swanson	Asset Allocation Fund High Yield Bond Fund Select Bond Fund	4 registered investment companies with $4.02 billion in total assets under management	0	2 other accounts with $2.66 billion in total assets under management[1]

Jill M. Grueninger	Asset Allocation Fund	1 registered investment company with $204.5 million in total assets under management	0	3 other accounts with $348.8 million in total assets under management[1]

Curtis J. Ludwick	Large Cap Core Stock Fund	0	0	2 other accounts with $154.3 million in total assets under management

Quinn T. Noel	Municipal Bond Fund	0	0	0

Gary P. Motyl[2]	International Equity Fund	4 registered investment companies with $2.4 billion in total assets under management	0	20 other accounts with $3.9 billion in total assets under management

Dr. Guang Yang[2]	International Equity Fund	5 registered investment companies with $2.8 billion in total assets under management	0	20 other accounts with $2.6 billion in total assets under management

[2]	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Compensation of Portfolio Managers

MSA. MSA has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of MSA and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of MSA.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each account managed by the portfolio manager is measured against a relevant peer group and/or an applicable benchmark, as deemed appropriate. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving MSA’s overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, length of service, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

Templeton. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources, Inc. stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources, Inc. stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of the manager and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Research: Since the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources, Inc. stock that would permit the portfolio manager to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers also may be granted additional restricted shares of Franklin Resources, Inc. stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales, and which can give rise to potential conflicts of interest as summarized below.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Conflicts of Interest

Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Funds and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. The effect of this potential conflict may be more pronounced where Funds and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Funds and/or accounts, the opportunity may be allocated among these several Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. MSA and Templeton seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the Funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Funds and/or accounts (such as where certain Funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Funds and/or accounts over others. In addition, the portfolio manager might be motivated to favor Funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Funds and/or accounts that could most significantly benefit the portfolio manager.

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Fund. To mitigate this potential conflict of interest, MSA and Templeton have adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of their portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Funds and/or accounts.

MSA, Templeton and the Fund have adopted compliance polices and procedures, as applicable, that are designed to address these, and other, types of conflicts of interest. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each portfolio manager as of March 31, 2005.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[3]
Small Cap Growth Stock Fund	William R. Walker	A

Aggressive Growth Stock Fund	William R. Walker	A

Index 400 Stock Fund	Patricia L. Van Kampen	A

Growth Stock Fund	David R. Keuler	A
	Michael P. Johnson	A

Index 500 Stock Fund	Patricia L. Van Kampen	A

Asset Allocation Fund	David R. Keuler	A
	Steven P. Swanson	A
	Jill M. Grueninger	A
	Jefferson V. DeAngelis	A
	Thomas A. Carroll	A

[3]	Key to Dollar Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[3]

High Yield Bond Fund	Steven P. Swanson	A

Select Bond Fund	Jefferson V. DeAngelis	A
	Steven P. Swanson	A

International Equity Fund	Gary P. Motyl Dr. Guang Yang	A A

Large Cap Core Stock Fund	Curtis J. Ludwick	A

Municipal Bond Fund	Quinn T. Noel	A

[3]	Key to Dollar Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	OVER $1,000,000

LEGAL PROCEEDINGS

None of the matters set forth below relate to Northwestern Mutual, Mason Street Advisors, the Funds, Northwestern Mutual Investment Services or the International Equity Fund.

Templeton

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (“Advisers”) and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (“the State of Massachusetts”) related to an administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order).

On November 19, 2004, the Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (“the Second

Complaint”). The Second Complaint alleged that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (“Distributors”) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General’s Office (“CAGO”), resolving the issues resulting from the CAGO’s investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (“August Order”). The SEC’s August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC’s August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which funds or which shareholders of any particular fund will receive distributions, or the amount of those distributions.

The August Order also required Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

•	Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934” (“December Order”).

Under the terms of the SEC’s December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which particular funds will receive distributions, or the amount of those distributions. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund’s Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Fund have delegated to the Funds’ investment advisers and the subadvisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the investment adviser and the respective subadvisers. These policies and procedures, or summaries thereof, are set forth in this section. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

MASON STREET ADVISORS, LLC

Proxy Voting Policies and Procedures

February 15, 2005

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic equity securities. The complete Guidelines were developed and are maintained by Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the

Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers4 that are contrary to the established Guidelines as well as all voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee consists of five individuals appointed by MSA’s President from time to time, and include MSA Compliance and Investment personnel, and a Law Department representative5. The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings.

Proxy Voting Procedures

A.	Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures. MSA has engaged ISS, to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

MSA’s Equity Trading Department works with ISS to ensure that all meeting notices and proxy voting materials are reviewed against the Guidelines based on which a voting recommendation is made. Following this review and the generation of a recommendation, proxy matters are communicated to the portfolio managers for consideration . MSA’s Equity Trading Department provides each portfolio manger with a weekly report summarizing all upcoming proxy votes in his or her client accounts. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

B.	Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with ISS’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Committee and the Committee will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA’s position.

C.	Resolving Conflicts of Interest

From time to time, the interests of MSA, or certain of its personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Committee.

Examples of potential conflicts of interest include:

•	Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[4], who also serves as a director of a public company or a member of the company’s management.

•	Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

D.	Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

[4]	The Northwestern Mutual Life Insurance Company, MSA’s parent company.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Fixed Income and Non-Voting Securities

To the extent applicable and not otherwise required in this section, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights. These limited circumstances include extraordinary corporate actions, plans of reorganization, or liquidation or similar matters, however the procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for fixed income or other traditionally non-voting securities. In both instances however, it is the policy of MSA to cast these votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own.

Northwestern Mutual’s Treasury & Investment Operations personnel (as service providers to MSA) are responsible for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolio from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers and MSA’s Chief Compliance Officer, and for maintaining voting records. As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, each such vote in the circumstances described above shall be reviewed by the Committee to ensure that no conflict of interest exists.

Unless a conflict of interest directly involving the applicable portfolio manager is identified, the portfolio manager will be required to provide the Committee with a written recommendation as to how the client securities should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the voting issue. In the event that no conflict of interest exists, the Committee will permit the portfolio manager to vote the client securities as recommended. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

EXHIBIT A

MSA Proxy Voting Guidelines

Specific voting guidelines have been established by MSA for voting proxies. The following is a summary of some of the more significant policies. MSA has engaged Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

US Proxy Voting Guidelines Summary

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

Global Proxy Voting Guidelines Summary

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

•	Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest.

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company’s proxy without the knowledge that another affiliate manages that company’s retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations.

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER’S PROXY VOTING POLICIES AND PRINCIPLES

Adviser’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser’s organization, including portfolio management, legal counsel, and Adviser’s officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

Ratification of Auditors. In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose “golden parachutes” that are considered excessive. Adviser will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

Anti-Takeover Mechanisms and Related Issues. Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure. Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues. As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance. Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser’s proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser’s proxy policy:

1.	All proxy materials received will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

2.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3.	In determining how to vote, Adviser’s analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

4.	The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6.	The Proxy Group will attempt to submit Adviser’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

8.	If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

9.	The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the Investment Company Act, (iii) auditing and outside professional expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) expenses for servicing shareholder accounts, including transfer agent fees (xiv) fees paid to pricing services for the pricing of Fund securities, (xv) fees paid to the Funds’ administrator under an administrative services agreement, (xvi) fees paid for accounting services, (xvii) fees paid to S&P under the License Agreement, (xviii) fees paid to the directors of MSF for their services to MSF and the Funds, (xix) broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (xx) organizational expenses of MSF and the Funds, (xxi) any direct charges to shareholders approved by the Directors of MSF who are not “interested persons” of MSF, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of MSF to indemnify its Directors and officers with respect thereto.

DISTRIBUTION ARRANGEMENTS

Northwestern Mutual Investment Services, LLC (“NMIS”) serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of MSF. NMIS is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD). Shares of each Fund will be continuously offered and will be sold by registered representatives of NMIS or Robert W. Baird & Co. Incorporated (“RWB”) under a Broker Agreement between NMIS and RWB. NMIS receives sales charges and distribution plan fees of each Fund under the Underwriting Agreement. NMIS bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the SEC and paying the fees required to be paid by state regulatory authorities. The Underwriting Agreement continues in effect for one year from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Directors of MSF, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. NMIS is not obligated to sell any specific amount of shares of any Fund.

The dealer reallowance paid to authorized brokers or dealers in connection with sales of Class A shares of MSF (the only class of MSF shares with a front end sales load) is based on the following schedule:

Amount of Purchase	Dealer Reallowance[1]
Less than $50,000	4.00%
$50,000 but less than $100,000	3.00%
$100,000 but less than $250,000	2.00%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.00%
$1,000,000 or more	1.00%[2]

[1]	Dealer reallowance may be changed periodically.

[2]	A dealer reallowance is paid on sales of $1 million or more at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

For the fiscal year ended March 31, 2003, NMIS received $1,126,058 for its services as principal underwriter. Of this amount, NMIS retained $449,379. Compensation on redemption paid to NMIS was $142,732. Brokerage commissions paid to NMIS by the Fund were $0. For the fiscal year ended March 31, 2004, NMIS received $1,360,235 for its services as principal underwriter for the Fund. Of this amount, NMIS retained $413,078. Compensation on redemptions paid to NMIS was $195,428. Brokerage commissions paid to NMIS by the Fund were $0. For the fiscal year ended March 31, 2005, NMIS received $1,281,073 for its services as principal underwriter. Of this amount, NMIS retained $359,043. Compensation on redemption paid to NMIS was $0. Brokerage commissions paid to NMIS by the Fund were $0. NMIS’ principal business address and mailing address is at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS was organized as a Wisconsin limited liability company on June 10, 1998, and is a wholly-owned company of The Northwestern Mutual Life Insurance Company.

DISTRIBUTION FINANCING PLANS AND SHAREHOLDER SERVICES AGREEMENT

MSF has adopted separate distribution plans (the “Plans”) for Class A, Class B and Class C shares of each Fund pursuant to appropriate resolutions of MSF’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. MSF has also entered into a shareholder services agreement with NMIS on behalf of each Fund.

CLASS A PLAN AND AGREEMENT

Pursuant to the Class A Plan, a Fund may reimburse NMIS for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.10% of the Fund’s average daily net assets attributable to Class A shares. All or any portion of this fee may be remitted to brokers who provide distribution services.

CLASS B PLAN AND AGREEMENT

Pursuant to the Class B Plan, a Fund may pay NMIS a fee of up to 0.75% of the average daily net assets attributable to Class B shares for distribution activities. All or any portion of such amount may be remitted to registered representatives and brokers who assist in the distribution of Class B shares.

The purpose of the 0.75% fee representing distribution payments to NMIS under the Class B Plan is to compensate NMIS for its distribution services to the Funds. NMIS pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

CLASS C PLAN AND AGREEMENT

Pursuant to the Class C Plan, a Fund may pay NMIS a fee of up to 0.75% of the average daily net assets attributable to Class C shares for distribution activities. All or any portion of such fees may be remitted to registered representatives and brokers who assist in the distribution of Class C shares.

The purpose of the 0.75% fee representing distribution payments to NMIS under the Class C Plan is to compensate NMIS for its distribution services to the Funds. NMIS pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

GENERAL

In accordance with the terms of the Plans, NMIS provides to each Fund, for review by MSF’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors’ quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

The anticipated benefits to the Funds and their shareholders that may result from the plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads, either through Class A, Class B or Class C shares. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

For Class A shares, MSF paid distribution plan fees of $1,108,755 in its fiscal year ended March 31, 2005. This amount was net of $51 of such fees waived under the expense limitation agreement described in MSF’s prospectus. The reimbursable distribution expenses incurred in the fiscal year ended March 31, 2005 were as follows: advertising and prospectuses to new shareholders in the amount of $121,754; commissions in the amount of $323,546; and marketing salaries and overhead in the amount of $845,834.

For Class B shares, MSF paid distribution plan fees of $799,664 in its fiscal year ended March 31, 2005. This amount was net of $25,767 of such fees waived under the expense limitation agreement described in MSF’s prospectus. The reimbursable distribution expenses incurred in the fiscal year ended March 31, 2005 were as follows: advertising and prospectuses to new shareholders in the amount of $9,711; commissions in the amount of $344,423; and marketing salaries and overhead in the amount of $72,914.

For Class C shares, MSF paid distribution plan fees of $56,701 in its fiscal year ended March 31, 2005. This amount was net of $1,506 of such fees waived under the expense limitation agreement described in MSF’s prospectus. The reimbursable distribution expenses incurred in the fiscal year ended March 31, 2005 were as follows: advertising and prospectuses to new shareholders in the amount of $792; commissions in the amount of $36,071; and marketing salaries and overhead in the amount of $5,572.

As of March 31, 2005, unreimbursed distribution expenses were $3,579,706 for Class A shares, $2,219,810 for Class B shares, and $56,105 for Class C shares, which was .21% of Class A assets, 2.04% of Class B assets and 1.00% of Class C Assets on that date.

SHAREHOLDER SERVICING

The Funds will also compensate NMIS under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A, Class B and Class C shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund’s average daily net assets. All or any portion of this fee may be remitted to registered representatives and brokers who provide shareholder account services.

ADDITIONAL SERVICES

In addition to distribution and shareholder servicing fees, MSF or MSA may pay amounts to third parties that provide sub-accounting and other administrative services relating to a Fund for persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to MSF or a Fund, delivering, on behalf of MSF, proxy statements, annual reports, updated prospectuses, other communications regarding the Funds, and related services as a Fund or the beneficial owners may reasonably request. In such cases, MSF will not compensate such third parties at a rate that is greater than the rate MSF is currently paying its Transfer Agent for providing these services to shareholders investing directly in the Funds.

From time to time, MSA at its own expense, may make payments for sub-accounting, administrative services and other related services to certain financial intermediaries that sell the Funds or provide services to the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fee-based advisory or wrap fee and insurance (e.g., individual or group annuity) programs. Program services may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, and providing explanations of fund investment objectives and policies and other services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. MSA compensates financial intermediaries differently depending upon, amongst other factors, the level and/or type of administrative support provided by the financial intermediary. Program sub-accounting services and administrative support payments made to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.15% of the program assets attributable to that financial intermediary.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

AND OTHER PRACTICES

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

The investment adviser, or sub-adviser in the case of the International Equity Fund, places all orders for the purchase and sale of Fund securities, options, and futures contracts for each Fund through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Funds, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. The adviser and subadvisers are authorized to place orders with the Distributor, subject to all applicable legal requirements, when they believe that the combination of price and execution are comparable to that of other broker-dealers.

The frequency of portfolio transactions, a Fund’s turnover rate, will vary from year to year depending on market conditions. Higher portfolio turnover may result in additional brokerage costs and may result in increased taxable capital gains for shareholders.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Funds’ investment adviser and directors.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places Fund transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Funds), although not all of these services are necessarily useful and of value in managing a Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Fund transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser. Statistical and research services furnished by brokers typically include: analysts’ reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Fund.

During the years ended March 31, 2003, 2004 and 2005, MSF paid brokerage commissions of $832,883, $1,313,709 and $1,269,520, respectively.

During the fiscal year ended March 31, 2003, MSF paid $9,125 and $27,274 in commissions to RWB and Frank Russell Securities, Inc., respectively. This represents 1.1% and 3.3%, respectively, of aggregate brokerage commissions paid during the fiscal year and 0.00% and 0.00%, respectively, of aggregate Fund transactions. During the fiscal year ended March 31, 2004, MSF paid $23,735 and $809 in commissions to RWB and Frank Russell Securities, Inc., respectively. This represents 1.8% and 0.1%, respectively, of aggregate brokerage commissions paid during the fiscal year and 0.0% and 0.0%, respectively, of aggregate Fund transactions. During the fiscal year ended March 31, 2005, MSF paid $29,817 in commissions to RWB. This represents 2.35% of aggregate brokerage commissions paid during the fiscal year and 0% of aggregate Fund transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors of the Funds have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Funds to disclose their portfolio holdings only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Funds to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Funds have directed their adviser and sub-adviser to adhere to the Holdings Disclosure Policy and Procedures. The Funds reserve the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in their sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Fund’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Funds make their complete holdings available semi-annually in their annual and semi-annual reports to shareholders. The Funds also make this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Funds’ fiscal quarter. Once the Funds’ holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

A list of the ten largest holdings for each Fund, and the percentage of Fund net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the Funds’ website.

This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Fund’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found at each Fund’s page in the “Fund Information” section of the Funds’ website at www.masonstreetfunds.com. The Funds may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Fund. Internet disclosure of a Fund’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Funds. Once specific holdings information of a Fund is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Funds and their service providers may disclose all or part of a Fund’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Funds’ website; and

•	no fees or other compensation are received by the Funds, their service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Funds’ website as described above, the Funds are authorized to disclose or cause to be disclosed all or a portion of their publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Funds’ website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Fund’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Funds, their service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Funds’ and MSA’s service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief that the recipient organizations will keep the information confidential and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Funds based on the needs of the Service Provider for such information and the risk of harm to the Funds and their shareholders. As of March 24, 2005, the Service Providers included those listed on Appendix C.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Funds. Holdings data of the Funds is disclosed on an aggregated basis. No data on a Fund-by-Fund basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Funds, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes and requiring them to keep the data confidential. The list of approved Investment Professionals as of March 24, 2005 is included in Appendix C to this SAI.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Fund’s behalf. Holdings data of the Funds is disclosed on an aggregated basis. No data on a Fund-by-Fund basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Funds, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of March 24, 2005 is included in Appendix C to this SAI.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Funds’ chief compliance officer and another Fund officer.

Parties receiving non-public holdings data from the Funds or their investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Funds (e.g., legal counsel) and/or specific directives from the Funds.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Funds’ chief compliance officer to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Funds’ Directors on their operation and any material changes to them; (iii) inform the Funds’ service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

The Directors of the Funds exercise oversight of disclosure of portfolio holdings information by (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the chief compliance officer of the Funds and their investment adviser; (ii) considering the annual compliance procedures report of the Funds’ chief compliance officer pursuant to Rule 38a-1 under the Investment Company Act of 1940; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Funds and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

DETERMINATION OF NET ASSET VALUE

Shares of each Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption. The redemption price may be more or less than the shareholder’s cost. The net asset value of the shares of each Fund, except the International Equity Fund, is determined by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), the Funds’ Administrator, in the manner described in the Funds’ Prospectus. The net asset value of the shares of the International Equity Fund is determined by Brown Brothers Harriman & Co., the Fund’s custodian. The net asset value per share is calculated separately for each Class of each Fund. The Funds will be closed for business and will not price their shares on the following business holidays: New Year’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each share of each Class of Fund is the net asset value of the entire Class divided by the number of shares of the Class outstanding. The net asset value of an entire Class is determined by computing the value of all assets of the Class and deducting all liabilities, including reserves and accrued liabilities of the Class. Fund securities for which market quotations are readily available are valued at current market value.

Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price (“NOCP”). Securities for which there has been no such sale and Nasdaq-traded securities for which there is no NOCP are valued at the prior day’s price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.

Debt securities with maturities generally exceeding one year, other than municipal obligations, are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of MSF determine that in the case of a particular security some other value is fair. JJ Kenny furnishes the valuations for the municipal obligations held by the Municipal Bond Fund.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market. Marking to market is based on valuations furnished by a pricing service. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Fund will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by a Fund is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 1:00 p.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the prior day’s price is used. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in

European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the Fund securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of MSF.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of MSF or under procedures or guidelines established by the Directors of MSF. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Funds will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

A Fund’s maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to MSF; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “Shareholders Guide—How to Buy Shares” in the Funds’ Prospectus.

For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see “Shareholders Guide—How to Sell Shares” in the Funds’ Prospectus.

USE OF INTERMEDIARY TO PURCHASE AND SELL SHARES. The Fund may authorize certain brokers, dealers and other financial intermediaries to accept on its behalf purchase and redemption orders. Some of these brokers, dealers or financial intermediaries may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, dealer or financial intermediary or, if applicable, such entity’s authorized designee, accepts the order. Orders accepted by a broker, dealer or financial intermediary prior to the end of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any business day will receive that same day’s price. Please consult your broker, dealer or financial intermediary for details regarding placing orders.

SPECIAL WAIVERS. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. No dealer allowance is paid on such purchases. However, redemptions of such shares within 18 months of purchase are subject to a contingent deferred sales charge of 1% of the lesser of the value of the shares redeemed or the total cost of the shares. A dealer allowance is paid on such purchases at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

CUMULATIVE DISCOUNT. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund of MSF at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of any Funds of MSF and the SSGA Money Market Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

TIMING OF PURCHASE ORDERS. It is the responsibility of the registered representative or other financial intermediary to ensure that orders are transmitted on a timely basis to the Transfer Agent.

LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of MSF owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, Boston Financial Data Services, Inc. (“BFDS”), MSF’s transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount in the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the Letter of Intent are available from your registered representative or from BFDS at 1-888-626-6678.

FINANCIAL INTERMEDIARIES. If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to purchase and redemption of shares, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with MSA, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries’ customers were direct shareholders in the Fund; however, MSA may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction or other fee for their services. Investors will not be charged such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan (“SWP”) is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $10,000. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP’s without a surrender charge for Class B and Class C shares of a Fund are permitted only for redemptions limited to no more than 10% of the original value of the account per year.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder’s death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.

The total offering price per share for each Fund is computed as follows:

SPECIMEN PRICE-MAKE-UP SHEET

(as of March 31, 2005)

	SMALL CAP GROWTH STOCK FUND (Class A)	AGGRESSIVE GROWTH STOCK FUND (Class A)	INTERNATIONAL EQUITY FUND (Class A)	INDEX 400 STOCK FUND (Class A)
NET ASSETS	$33,790,708	$163,069,347	$203,215,128	$187,196,442
NUMBER OF SHARES OUTSTANDING	$2,213,377	$12,082,382	$18,632,700	$14,834,108
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES (OUTSTANDING))	$15.27	$13.50	$10.91	$12.62
OFFERING PRICE PER SHARE	$16.03	$14.17	$11.45	$13.25
REDEMPTION PRICE PER SHARE	$15.27	$13.50	$10.91	$12.62

	GROWTH STOCK FUND (Class A)	LARGE CAP CORE STOCK FUND (Class A)	INDEX 500 STOCK FUND (Class A)	ASSET ALLOCATION FUND (Class A)
NET ASSETS	$136,233,140	$142,656,404	$151,309,930	$179,035,309
NUMBER OF SHARES OUTSTANDING	$10,336,614	$15,696,850	$10,394,869	$13,700,444
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$13.18	$9.09	$14.56	$13.07
OFFERING PRICE PER SHARE	$13.84	$9.54	$15.29	$13.72
REDEMPTION PRICE PER SHARE	$13.18	$9.09	$14.56	$13.07

	HIGH YIELD BOND FUND (Class A)	MUNICIPAL BOND FUND (Class A)	SELECT BOND FUND (Class A)
NET ASSETS	$157,118,483	$123,398,863	$195,683,948
NUMBER OF SHARES OUTSTANDING	$22,009,601	$11,493,099	$20,477,675
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$7.14	$10.74	$9.56
OFFERING PRICE PER SHARE	$7.50	$11.28	$10.04
REDEMPTION PRICE PER SHARE	$7.14	$10.74	$9.56

	SMALL CAP GROWTH STOCK FUND (Class B)	AGGRESSIVE GROWTH STOCK FUND (Class B)	INTERNATIONAL EQUITY FUND (Class B)	INDEX 400 STOCK FUND (Class B)
NET ASSETS	$6,985,632	$9,838,835	$5,164,747	$10,658,215
NUMBER OF SHARES OUTSTANDING	$471,640	$765,157	$480,344	$864,270
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES (OUTSTANDING))	$14.81	$12.86	$10.75	$12.33
OFFERING PRICE PER SHARE	$14.81	$12.86	$10.75	$12.33

	GROWTH STOCK FUND (Class B)	LARGE CAP CORE STOCK FUND (Class B)	INDEX 500 STOCK FUND (Class B)	ASSET ALLOCATION FUND (Class B)
NET ASSETS	$6,385,184	$4,020,613	$25,591,755	$22,637,021
NUMBER OF SHARES OUTSTANDING	$502,455	$457,248	$1,777,036	$1,765,738
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$12.71	$8.79	$14.40	$12.82
OFFERING PRICE PER SHARE	$12.71	$8.79	$14.40	$12.82

	HIGH YIELD BOND FUND (Class B)	MUNICIPAL BOND FUND (Class B)	SELECT BOND FUND (Class B)
NET ASSETS	$5,027,813	$2,482,761	$10,010,452
NUMBER OF SHARES OUTSTANDING	$704,746	$231,286	$1,047,595
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$7.13	$10.73	$9.56
OFFERING PRICE PER SHARE	$7.13	$10.73	$9.56

	SMALL CAP GROWTH STOCK FUND (Class C)	AGGRESSIVE GROWTH STOCK FUND (Class C)	GROWTH STOCK FUND (Class C)
NET ASSETS	$915,817	$660,655	$189,225
NUMBER OF SHARES OUTSTANDING	$61,826	$51,370	$14,888
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES (OUTSTANDING))	$14.81	$12.86	$12.71
OFFERING PRICE PER SHARE	$14.81	$12.86	$12.71

	ASSET ALLOCATION FUND (Class C)	HIGH YIELD BOND FUND (Class C)	SELECT BOND FUND (Class C)
NET ASSETS	$1,640,715	$402,203	$1,809,071
NUMBER OF SHARES OUTSTANDING	$127,695	$56,415	$189,348
NET ASSET VALUE PER SHARE (NET ASSETS ÷ NUMBER OF SHARES OUTSTANDING)	$12.85	$7.13	$9.55
OFFERING PRICE PER SHARE	$12.85	$7.13	$9.55

Class C shares for the International Equity Fund, the Index 400 Stock Fund, the Large Cap Core Stock Fund, the Index 500 Stock Fund and the Municipal Bond Fund are currently not offered to the public.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

INVESTMENT PERFORMANCE

PERFORMANCE TERMS

Cumulative Total Return represents the actual return on an investment for a specified period without any deduction of a sales charge. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average Annual Total Return represents the average annual percentage change of an investment over a specified period, after the deduction of the maximum applicable sales charge. It is calculated by taking the cumulative total return for the stated period (less the sales charge) and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund’s share price. It is calculated by dividing a Fund’s net investment income for a 30-day period by the average number of shares entitled to receive dividends, annualizing this number, and dividing the result by the Fund’s NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor’s account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same net investment income for the entire year.

Distribution Rate is a measure of the level of income dividends and may include short-term capital gains distributed for a specific period. A distribution rate is not a complete mirror of performance, and may be higher than yield for certain periods.

Tax-Equivalent Yield For the Municipal Bond Fund, tax-equivalent yield shows the before-tax yield that an investor would have to earn to equal the Fund’s tax-free yield. It is calculated by dividing the Fund’s tax-free yield by the result of one minus a stated federal tax rate.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000, less the maximum sales load applicable to a Fund
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is “total return.” “Total return” will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the deduction of sales charges will be higher than those that do reflect such charges.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

Each Fund’s average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertisements, sales literature or shareholder reports are calculated by standard methods prescribed by the SEC.

Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund’s distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund’s effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund’s yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund’s last monthly distribution.

Other data that may be included in advertisements, sales literature or shareholder reports about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class’s net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

2[(a-b +1) -1][6]
(cd)

Where:	a	=	net investment income earned during the period attributable to the subject class
	b	=	net expenses accrued for the period attributable to the subject class
	c	=	the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends
	d	=	the maximum offering price per share of the subject class

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

The Bond Fund yields for the 30-day period ended March 31, 2005, were as follows:

Municipal Bond Fund

Class A 2.71%

Class B 2.21%

Select Bond Fund

Class A 3.46%

Class B 2.99%

Class C 3.06%

High Yield Bond Fund

Class A 6.17%

Class B 5.82%

Class C 5.73%

The tax equivalent yield for the Municipal Bond Fund for the 30-day period ended March 31, 2005, was 4.04% for Class A shares and 3.30% for Class B shares, assuming a 33% income tax rate.

PERFORMANCE CALCULATIONS FOR CLASS C SHARES. If the Funds’ Class C shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds’ Class B shares, adjusted to reflect the lower contingent deferred sales charge applicable to the Class C shares. If the Funds’ Class C shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds’ Class C shares since their inception and the restated historical performance of the Funds’ Class B shares (for periods prior to inception of the Class C shares), adjusted to reflect the lower contingent deferred sales charge applicable to Class C shares. If the Funds’ Class C shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds’ Class C shares.

A restated or blended performance calculation may be used to derive (i) the Funds’ standardized average annual total returns or yield quotations over a stated period and (ii) the Funds’ non-standardized cumulative total returns over a stated period.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund’s performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data (“Non-Standardized Return”). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time in advertisements, sales literature or shareholder reports, the Funds may discuss their performance ratings or other relevant information as published by recognized mutual fund statistical rating services, such as Lipper Analytical Services, Inc. (“Lipper”), Ibbotson Associates, or Morningstar, Inc. (“Morningstar”); by publications of general interest, such as Forbes or The Wall Street Journal; by trade organizations, such as the Investment Company Institute; or by major securities brokerage or investment advisory firms.

The Funds may compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, such as the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s Mid Cap 400 Stock Price Index, the Standard and Poor’s Small Cap 600 index, the Merrill Lynch 91-Day T-Bill Index, the Wilshire Small Cap Index, the Merrill Lynch 91-Day T-Bill Index, the Merrill Lynch Domestic Master Index, the Russell 2000 Index, the Morgan Stanley Capital International EAFE Index, the Lehman Brothers High Yield Intermediate Market Index, the Lehman Brothers Municipal Bond Index, and the Consumer Price Index.

The Funds may discuss general economic or financial principles, such as the effects of compounding or the benefits of dollar-cost averaging, or provide comparisons of various savings and investment products. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the fund.

From time to time MSF may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

TAXES

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code. One of these applicable provisions is that at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds, other than the International Equity Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated credits through to their shareholders, who therefore generally will not obtain any federal income tax credits from the Funds’ payment of such foreign tax amounts.

For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders. At the end of their last fiscal years, the following Funds had unused capital loss carryforwards:

	Carryforward	Expiration
Large Cap Core Stock Fund	$14,864,744	3/31/11 – 3/31/12
High Yield Bond Fund	$4,158,875	3/31/11
Municipal Bond Fund	$158,880	3/31/11
Select Bond Fund	$244,518	3/31/11

The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, and Asset Allocation Fund, had no unused capital loss carryforward.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Distributions from a Fund’s current or accumulated earnings and profits (“E&P”), as computed for federal income tax purposes, will be taxable as described in the Funds’ prospectus whether taken in shares or in cash. Distributions out of qualifying dividend income will be taxed at capital gain rates for individuals. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor’s purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon shareholder’s tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including shares acquired pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Likewise, individual shareholders must hold shares of an applicable Fund at least 61 days in order for dividends distributed and designated by the Fund to be treated as qualified dividend income. Additionally, if an individual shareholder receives any dividends from a Fund that are designated as qualified dividend income and are “extraordinary dividends”, any loss such shareholder recognizes with respect to a sale or exchange of the shares with respect to which the “extraordinary dividends” have been paid will be treated as a long-term loss to the extent of such dividends.

For the International Equity Fund, if more than 50% of the Fund’s assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 28% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

MUNICIPAL BOND FUND. The Municipal Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxed. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

The Fund uses the “average annual” method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period from which the distribution was made.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares. Shareholders that may be affected by these interest deduction disallowance rules should consult their own tax advisers.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CUSTODIANS

Portfolio securities of each Fund are held pursuant to a Custodian Agreement between MSF and the Fund’s custodian. The custodian for the domestic securities of the Funds is JP Morgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070. The custodian for the International Equity Fund and any foreign assets of the Small Cap Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodians maintain custody of securities and other assets of the respective Funds and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Funds.

TRANSFER AGENT SERVICES

Boston Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105, is the transfer agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for MSF and performs auditing services for MSF.

FINANCIAL STATEMENTS

Each Fund’s audited financial statements as of and for the fiscal year ended March 31, 2005, together with the notes thereto, financial highlights and the report of PricewaterhouseCoopers LLP are included in MSFs’ Annual Report to Shareholders, and are incorporated by reference in this Statement of Additional Information.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%—100% of outstanding amounts and accrued interest. “DD’ indicates potential recoveries in the range of 50%—90% and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

b. Fitch’s Commercial Paper (short-term)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving.”

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

c. Moody’s Investors Service Municipal Bond Ratings (long-term)

Aaa

Bonds rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa

Bonds rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A

Bonds rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa

Bonds rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba

Bonds rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B

Bonds rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa

Bonds rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca

Bonds rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C

Bonds rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

d. Moody’s ratings of state and municipal notes (short-term)

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

1. Notes (short-term)

A Standard & Poor’s note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

•	Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 Speculative capacity to pay principal and interest.

c. Standard & Poor’s Municipal Bond Ratings (long-term)

AAA

An obligor rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. ‘AAA’ is the highest Issuer Credit Rating assigned by Standard & Poor’s.

AA

An obligor rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated ‘A’ has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated ‘BB’ is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments. B An obligor rated ‘B’ is MORE VULNERABLE than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated ‘CC’ is CURRENTLY HIGHLY-VULNERABLE.

Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

APPENDIX B – Glossary of Terms

Certificate of Deposit

A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit

A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit

A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptance

A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note

A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper

Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

APPENDIX C – Portfolio Holdings Disclosure Recipients

Service Providers

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Funds and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers, for the Funds

•	NMIS in its capacity as underwriter and retail broker for the Funds

•	Boston Financial Data Services in its capacity as transfer agent for the Funds

•	The Funds’ directors and legal counsel to the independent directors

•	JPMorgan Chase Bank, N.A., Mellon Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing

•	PricewaterhouseCoopers LLP in its capacity as independent auditors for the Funds

•	Institutional Shareholder Services, Inc. in its capacity as proxy service provider for Mason Street Advisors, LLC

•	Epstein & Associates, Inc. (StarCompliance) in its capacity as provider of Code of Ethics compliance services

•	FT Interactive Data Corporation and its subsidiaries, Bloomberg L.P. and TradeWeb Group LLC in their capacity as provider of pricing services

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant

•	Financial writers utilized to assist in the preparation of fund advertising and reporting materials

•	Financial printers used to print advertising and regulatory materials

Investment Professionals

AG Edwards	Cheuvreux Securities
Auerbach Grayson	CIBC World Markets
Banc of America Securities LLC	Citigroup Global Markets, Inc.
Barclays Bank PLC	Credit Suisse First Boston, LLC
Bears Stearns & Co., Inc.	Daiwa Securities America Inc.
Blaylock & Partners, L.P.	Deutsche Bank Securities Inc.
BMO Nesbitt Burns	E-Trade
BNP Paribas Securities Corp.	Enskilda Securities
Cantor Fitzgerald	ESN North America Inc.
Carnegie Inc.	McDonald Investments
Merrill Lynch & Co., Inc.	Nordic Partners
Goldman Sachs	Oddo Securities
Greenwich Capital Markets, Inc.	Raymond James & Associates Inc.
HVB Capital Markets – CAIB Securities	RBC Financial Group
Intermonte Securities	RBC Securities
Ixis Securities	Redburn Partners LLP

Jefferies	Robert W. Baird & Company Inc.
J.P. Morgan	Ryan Beck & Co., Inc.
Keefe Bruyette & Woods	Sanford C. Bernstein Co., LLC
Kepler Securities	Santander Securities
Legg Mason Wood Walker	Simmons
Lehman Brothers	Southwest Securities, Inc.
Loop Capital Markets	Stephens Inc.
MacQuarie Securities USA, Inc.	SunTrust Robinson Humphrey
Maxcor Financial Inc.	UBS Securities LLC
Miller Tabak Roberts Securities, LLC	UBS Warburg
Mizuho Securities USA, Inc.	Wachovia Capital Markets, LLC
Morgan Stanley & Co., Incorporated	William Blair & Company
National Bank of Canada	WR Hambrecht

Lending Parties

Banc of America Securities LLC

Bear Stearns & Co., Inc.

Citigroup Global Markets, Inc.

Credit Suisse First Boston, LLC

Goldman Sachs

Lehman Brothers

Merrill Lynch & Co., Inc.

Morgan Stanley & Co., Incorporated

Southwest Securities, Inc.

PART C

OTHER INFORMATION

Item 23.

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Mason Street Funds, Inc. filed with the State of Maryland on August 30, 1996	Exhibit 99.B1 to Form N-1A Registration Statement for Mason Street Funds, Inc. filed on December 6, 1996

(a)1(b)	Articles Supplementary of Mason Street Funds, Inc. filed with the State of Maryland on May 13, 1999	Exhibit (a)1(b) to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(a)1(c)	Articles Supplementary of Mason Street Funds, Inc. filed with the State of Maryland on January 31, 2003	Exhibit (a)1(c) to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(a)1(d)	Articles Supplementary of Mason Street Funds, Inc. filed with the State of Maryland on August 13, 2003	Exhibit (a)1(d) to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(b)1(a)	By-Laws of Mason Street Funds, Inc.	Exhibit 99.B2 to Form N-1A Registration Statement for Mason Street Funds, Inc. filed on December 6, 1996

(b)1(b)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on August 7, 1997	Exhibit B2(a) to Form N-1A Post Effective Amendment No. 1 for Mason Street Funds, Inc. filed on September 16, 1997

(b)1(c)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on November 6, 1997	Exhibit B2(b) to Form N-1A Post Effective Amendment No. 2 for Mason Street Funds, Inc. filed on June 30, 1998

(b)1(d)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on August 6, 1998	Exhibit B to Form N-1A Post Effective Amendment No. 3 for Mason Street Funds, Inc. filed on April 28, 1999

(b)1(e)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on May 11, 1999	Exhibit B to Form N-1A Post Effective Amendment No. 4 for Mason Street Funds, Inc. filed on June 25, 1999

(b)1(f)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on May 18, 2000	Exhibit B to Form N-1A Post Effective Amendment No. 5 for Mason Street Funds, Inc. filed on June 28, 2000

(b)1(g)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on February 6, 2003	Exhibit B to Form N-1A Post Effective Amendment No. 8 for Mason Street Funds, Inc. filed on June 27, 2003

(b)1(h)	Amendment to By-Laws of Mason Street Funds, Inc. adopted on August 7, 2003	Exhibit (b)1(h) to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(b)1(i)	Amended and Restated By-Laws of Mason Street Funds, Inc. adopted on May 6, 2004	Exhibit (b)1(i) to Form N-1A Post Effective Amendment No. 11 for Mason Street Funds, Inc. filed on July 9, 2004

(c)1	See Articles Fourth and Sixth of the Articles of Incorporation of Mason Street Funds, Inc. (Exhibits (a)1(a), (a)1(b), (a)1(c), and (a)1(d)) which define the rights of the holders of securities being registered

(d)1	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC, (Investment Adviser to the International Equity Fund) and Templeton Investment Counsel, LLC	Exhibit 99.B5(c) to Form N-1A Pre-Effective Amendment No. 1 for Mason Street Funds, Inc. filed on February 7, 1997

(d)2	Form of Investment Advisory Agreement between Mason Street Funds, Inc. (on behalf of the Small Cap Growth Stock Fund and the Index 400 Stock Fund), Northwestern Mutual Investment Services, LLC and The Northwestern Mutual Life Insurance Company	Exhibit D to Form N-1A Post-Effective Amendment No. 3 for Mason Street Funds, Inc. filed on April 28, 1999

(d)3	Assignment and Assumption of Contracts between Northwestern Mutual Investment Services, LLC (“Assignor”) and Mason Street Advisers, LLC, n/k/a Mason Street Advisors, LLC (“Assignee”), dated January 1, 2002	Exhibit D to Form N-1A Post-Effective Amendment No. 7 for Mason Street Funds, Inc. filed on June 28, 2002

(d)4	Amended Investment Advisory Agreement between Mason Street Funds, Inc. (on behalf of the nine Funds which are subject to this agreement) and Mason Street Advisors, LLC, dated January 31, 2003	Exhibit D to Form N-1A Post-Effective Amendment No. 8 for Mason Street Funds, Inc. filed on June 27, 2003

(d)5	Amendment to Investment Advisory Agreements between Mason Street Funds, Inc. and Mason Street Advisors, LLC, dated June 7, 1999 and January 31, 2003	Exhibit (d)5 to Form N-1A Post Effective Amendment No. 11 for Mason Street Funds, Inc. filed on July 9, 2004

(e)1	Broker Agreement between Northwestern Mutual Investment Services, LLC and Robert W. Baird and Co. Incorporated, dated April 1, 2002	Exhibit E(1) to Form N-1A Post-Effective Amendment No. 7 for Mason Street Funds, Inc. filed on June 28, 2002

(e)2	Underwriting Agreement between Mason Street Funds, Inc. and Northwestern Mutual Investment Services, LLC, dated March 31, 2002	Exhibit E(2) to Form N-1A Post-Effective Amendment No. 7 for Mason Street Funds, Inc. filed on June 28, 2002

(g)1(a)	Form of Custodian Agreement between Chase Manhattan Bank and Mason Street Funds, Inc.	Exhibit 99.B8(a) to Form N-1A Pre-Effective Amendment No. 2 for Mason Street Funds, Inc. filed on March 5, 1997

(g)1(b)	Form of Custodian Agreement between Mason Street Funds, Inc. and Chase Manhattan Bank for the Small Cap Growth and Index 400 Stock Funds	Exhibit G to Form N-1A Post-Effective Amendment No. 3 for Mason Street Funds, Inc. filed on April 28, 1999

(g)1(c)	Form of Custodian Agreement between Mason Street Funds, Inc. and The Chase Manhattan Bank for the Large Cap Core Stock Fund	Exhibit (g)1(c) to Form N-1A Post Effective Amendment No. 11 for Mason Street Funds, Inc. filed on July 9, 2004

(g)1(d)	Form of Custodian Agreement between Mason Street Funds, Inc. and The Chase Manhattan Bank for the High Yield Bond Fund	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 11 for Mason Street Funds, Inc. filed on July 9, 2004

(g)1(e)	Form of Custodian Agreement between Mason Street Funds, Inc. and The Chase Manhattan Bank for the Municipal Bond Fund	Exhibit (g)1(e) to Form N-1A Post Effective Amendment No. 11 for Mason Street Funds, Inc. filed on July 9, 2004

(g)2(a)	Form of Custodian Agreement Between Brown Brothers Harriman & Co. and Mason Street Funds, Inc.	Exhibit 99.B8(c) to Form N-1A Pre-Effective Amendment No. 2 for Mason Street Funds, Inc. filed on March 5, 1997

(g)2(b)	Form of amendment to Custodian Agreement between Brown Brothers Harriman & Co. and Mason Street Funds, Inc. (Rule 17f-7)	Exhibit G to Form N-1A Post-Effective Amendment No. 6 for Mason Street Funds, Inc. filed on June 27, 2001

(h)1	Form of Transfer Agency and Service Agreement	Exhibit 99.B9(a) to Form N-1A Pre-Effective Amendment No. 1 for Mason Street Funds, Inc. filed on February 7, 1997

(h)2	Form of Administration Agreement with The Northwestern Mutual Life Insurance Company	Exhibit 99.B9(c) to Form N-1A Pre-Effective Amendment No. 1 for Mason Street Funds, Inc. filed on February 7, 1997

(h)3	Administrative Services Agreement between Benefits Corp Equities, Inc., Northwestern Mutual Investment Services, LLC, and Mason Street Funds, Inc., dated August 7, 2003	Exhibit (h)10 to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(h)4	Form of License Agreement between Standard & Poor’s Corporation and Mason Street Funds, Inc. (on behalf of the Index 400 Stock Fund)	Exhibit H(1) to Form N-1A Post-Effective Amendment No. 3 for Mason Street Funds, Inc. filed on April 28, 1999

(h)5	Form of Master Agreement/DST FAN Services – Mutual Funds	Exhibit H(3) to Form N-1A Post-Effective Amendment No. 3 for Mason Street Funds, Inc. filed on April 28, 1999

(h)6	Form of Fund Agreement by and among Nationwide Financial Services, Inc., Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC	Filed herewith

(h)7	Fee Waiver Agreement with Robert W. Baird & Co. Incorporated	Exhibit H(2) to Form N-1A Post-Effective Amendment No. 4 for Mason Street Funds, Inc. filed on June 25, 1999

(h)8	Fee Waiver Agreement among Mason Street Funds,Inc., Mason Street Advisors, LLC, Northwestern Mutual Investment Services, LLC and The Northwestern Mutual Life Insurance Company, dated November 13, 2003 (Superseded)	Filed herewith

(h)9	Agreement to pay shareholder servicing fees between Mason Street Funds, Inc. and Northwestern Mutual Investment Services, LLC, dated April 1, 2002	Exhibit H(1) to Form N-1A Post-Effective Amendment No. 7 for Mason Street Funds, Inc. filed on June 28, 2002

(h)10	Shareholder Account Services Agreement with Robert W. Baird & Co. Incorporated, dated November 10, 1997	Exhibit B(9)(e) to N-1A Post-Effective Amendment No. 2 for Mason Street Funds, Inc. filed on June 30, 1998

(h)11	Shareholder Services Agreement between Mason Street Funds, Inc. and Northwestern Mutual Investment Services, LLC, dated March 31, 2002	Exhibit H(2) to Form N-1A Post-Effective Amendment No. 7 for Mason Street Funds, Inc. filed on June 28, 2002

(h)12	Form of Shareholder Services Agreement by and between SEI Global Services, Inc., Northwestern Mutual Investment Services, LLC and Mason Street Advisors, LLC	Filed herewith

(h)13	Form of Wisconsin College Savings Program Licensing and Portfolio Services Agreement with Wells Fargo Funds Management, LLC	Filed herewith

(h)14	American Funds Plan Premier Participation Agreement between American Funds Distributors, Inc., Northwestern Mutual Investment Services, LLC, and Mason Street Funds, Inc., dated August 7, 2003	Exhibit (h)9 to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(h)15	Trading and NSCC Fund/Serv Networking Agreement between BenefitsCorp Equities, Inc., Northwestern Mutual Investment Services, LLC, and Mason Street Funds, Inc., dated August 7, 2003	Exhibit (h)11 to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(i)	Opinion and Consent of Counsel	Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith

(l)1	Form of Subscription Agreement	Exhibit 99.B13 to Form N-1A Pre-Effective Amendment No. 1 for Mason Street Funds, Inc. filed on February 7, 1997

(l)2	Form of Subscription Agreement	Exhibit L to Form N-1A Post-Effective Amendment No. 3 for Mason Street Funds, Inc. filed on April 28, 1999

(m)1	Rule 12b-1 Amended and Restated Distribution Plan for Class A Shares, as of March 31, 2005	Exhibit (m)1 to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(m)2	Rule 12b-1 Amended and Restated Distribution Plan for Class B Shares, as of March 31, 2005	Exhibit (m)2 to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(m)3	Rule 12b-1 Amended and Restated Distribution Plan for Class C Shares, as of March 31, 2005	Exhibit (m)3 to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(m)4	Amended and Restated Distribution Agreement for Class A Shares, as of March 31, 2005	Exhibit (m)4 to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(m)5	Amended and Restated Distribution Agreement for Class B Shares, as of March 31, 2005	Exhibit (m)5 to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(m)6	Amended and Restated Distribution Agreement for Class C Shares, as of March 31, 2005	Exhibit (m)6 to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(n)1	Multiple Class Plan Pursuant to Rule 18f-3 for Class A Shares, Class B Shares and Class C Shares	Exhibit (n)1 to Form N-1A Post Effective Amendment No. 10 for Mason Street Funds, Inc. filed on November 14, 2003

(p)1(a)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc., and Northwestern Mutual Series Fund, Inc. dated February 5, 2004	Exhibit (p)1 to Form N-1A Post Effective Amendment No. 11 for Mason Street Funds, Inc. filed on July 9, 2004

(p)1(b)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated January 20, 2005	Exhibit (p)1(b) to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

(p)2	Code of Ethics for Northwestern Mutual Investment Services, LLC, effective April 1, 2002	Exhibit (p)(2) to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(p)3(a)	Code of Ethics for Franklin Templeton Investments, effective December 3, 2002	Exhibit P(2) to Form N-1A Post-Effective Amendment No. 8 for Mason Street Funds, Inc. on June 27, 2003

(p)3(b)	Amendment to Code of Ethics for Franklin Templeton Investments, effective May, 2003	Exhibit (p)3(b) to Form N-1A Post Effective Amendment No. 9 for Mason Street Funds, Inc. filed on September 16, 2003

(p)3(c)	Franklin Templeton Investments Code of Ethics revised December 2004	Exhibit (p)3(c) to Form N-1A Post-Effective Amendment No. 12 for Mason Street Funds, Inc. filed on May 10, 2005

Item 24.	Persons Controlled by or under Common Control with Registrant

As of March 31, 2005, 69.42% of the shares of the Registrant were beneficially owned by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Northwestern Mutual is a mutual life insurance company organized by a special act of the Wisconsin Legislature.

The subsidiaries of Northwestern Mutual, as of March 31, 2005, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth below:

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of March 31, 2005)

The Northwestern Mutual Life Insurance Company	Jurisdiction of Incorporation
Bradford, Inc. - 100%	Delaware
Chateau, LLC - 100%	Delaware
Frank Russell Company - 85.48%	Washington
Frank Russell Investment Management Company - 85.48%	Washington
Health Invest, LLC - 100%	Delaware
JYD Assets, LLC - 100%	Delaware
Jersey Par, LLC - 100%	Delaware
Mason Street Advisors, LLC - 100%	Delaware
Mason Street Funds, Inc. (and its 11 funds) – 69.42%[2]	Maryland
Network Planning Advisors, L.L.C. - 100%	Wisconsin
NM-Exchange, LLC - 100%	Delaware
NM Harrisburg, Inc. - 100%	Pennsylvania
NMIS Alabama Agency, LLC - 100%	Alabama
NMIS Georgia Agency, LLC - 100%	Georgia
NMIS Massachusetts Insurance Agency, LLC - 100%	Massachusetts
NML Buffalo Agency, Inc. - 100%	New York
NML – CBO, LLC - 100%	Delaware
NML/Mid Atlantic, Inc. - 100%	New Jersey
NML/Tallahassee, Inc. - 100%	Florida
Northwestern Foreign Holdings B.V. - 100%	Netherlands
Northwestern International Holdings, Inc. - 100%	Delaware
Northwestern Investment Management Company, LLC - 100%	Delaware
Northwestern Long Term Care Insurance Company - 100%	Illinois
Northwestern Mutual Investment Services, LLC - 100%	Wisconsin
Northwestern Mutual Las Vegas, Inc. - 100%	Nevada
Northwestern Mutual Series Fund, Inc. (and its 18 portfolios) - 100%[3]	Maryland
Northwestern Mutual Trust Company - 100%	Federal Savings Bank
Northwestern Reinsurance Holdings N.V. - 100%	Netherlands
Northwestern Securities Holdings, LLC - 100%	Delaware
NVOP, Inc. - 100%	Delaware
Russell Investment Funds (and its 5 funds) - 85.48%	Massachusetts
Saskatoon Centre, Limited - 100% (inactive)	Ontario, Canada

NML Securities Holdings, LLC - 100%	Jurisdiction of Incorporation
Alexandra International Sales, Inc. - 100%	Virgin Islands
Baraboo, Inc. - 100%	Delaware
Brendan International Sales, Inc. - 100%	Virgin Islands
Brian International Sales, Inc. - 100%	Virgin Islands
Carlisle Ventures, Inc. - 100%	Delaware
Chateau, Inc. - 100%	Delaware
Chateau I, LP - 100%	Delaware
Coral, Inc. - 100%	Delaware
Elderwood International Sales, Inc. - 100%	Virgin Islands
Elizabeth International Sales, Inc. - 100%	Virgin Islands
Hazel, Inc. - 100%	Delaware
Higgins, Inc. - 100%	Delaware
Highbrook International Sales, Inc. - 100%	Virgin Islands
Hobby, Inc. - 100%	Delaware
Jack International Sales, Inc. - 100%	Virgin Islands
Justin International FSC, Inc. - 100%	Virgin Islands
KerryAnne International Sales, Inc. - 100%	Virgin Islands
Klode, Inc. - 100%	Delaware
Kristiana International Sales, Inc. - 100%	Virgin Islands
Lake Bluff, Inc. - 100% (inactive)	Delaware
Lydell, Inc. - 100%	Delaware
Mallon International Sales, Inc. - 100%	Virgin Islands
Maroon, Inc. - 100%	Delaware
Mason & Marshall, Inc. - 100%	Delaware
Nicolet, Inc. - 100%	Delaware
NML Development Corporation - 100%	Delaware
North Van Buren, Inc. - 100%	Delaware
Northwestern Ellis Company - 100%	Novia Scotia, Canada
Northwestern Mutual Life International, Inc. - 100%	Delaware
Northwestern Securities Partnership Holdings, LLC - 100%	Delaware
NR2004-1, LLC - 100%	Delaware
NW Pipeline, Inc. - 100%	Texas
Painted Rock Development Corporation - 100%	Arizona
Park Forest Northeast, Inc. - 100%	Delaware
Regina International Sales, Inc. - 100%	Virgin Islands
Sean International Sales, Inc. - 100%	Virgin Islands
Stadium and Arena Management, Inc. - 100%	Delaware
Travers International Sales, Inc. - 100%	Virgin Islands
Tupelo, Inc. - 100%	Delaware
White Oaks, Inc. - 100%	Delaware

NML Real Estate Holdings, LLC - 100%	Jurisdiction of Incorporation
Amber, LLC - 100%	Delaware
Bayridge, LLC - 100%	Delaware
Burgundy, LLC - 100%	Delaware
Cass Corporation - 100%	Delaware
Diversey, Inc. - 100%	Delaware
Elizabeth Lakes Associates - 100% (inactive)	Michigan
Green Room Properties, LLC - 100%	Delaware
INV Corp. - 100%	Delaware
Larkin, Inc. - 100%	Delaware
Logan, Inc. - 100%	Delaware
Mitchell, Inc. - 100%	Delaware
New Arcade, LLC - 100%	Wisconsin
Northwestern Real Estate Partnership Holdings, LLC - 100%	Delaware
Olive, Inc. - 100%	Delaware
RE Corporation - 100%	Delaware
Rocket Sports, Inc. - 100%	Texas
Russet, Inc. - 100%	Delaware
St. James Apartments, LLC - 100%	Delaware
Solar Resources, Inc. - 100%	Wisconsin
Summerhill Management, LLC - 100%	Delaware
Summerhill Property, LLC - 100%	Delaware
Summit Mall, LLC - 100%	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2004, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

(3)	Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 25.	Indemnification

See Article IX of Registrant’s By-Laws, which is included as an Exhibit to this Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940, for provisions with respect to the indemnification of the Registrant’s officers and directors. The By-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to that By-Law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. Directors’ and officers’ liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual is also in force. The amount of coverage is $50 million. The deductible amount is $1,000,000 for claims covered by corporate indemnification. No part of the premium for this insurance has been paid by the Registrant.

Item 26.	Business and Other Connections of Investment Adviser

In addition to its investment advisory function, Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

The Fund’s subadvisor is Templeton Investment Counsel, LLC (SEC Number 801-15125). For additional information regarding the business and other connections of the subadvisor, please see Schedules A, B and C, as applicable, to Part I of Form ADV in addition to Part II of Form ADV of the subadvisor, incorporated herein by reference, which sets forth the officers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers of the subadvisor during the past two years.

Item 27.	Principal Underwriter

Northwestern Mutual Investment Services, LLC (“NMIS”) serves as the principal underwriter for each Fund. NMIS is a wholly-owned company of Northwestern Mutual. NMIS also serves as the principal underwriter for the Northwestern Mutual Series Fund, Inc.

The directors and officers of NMIS are as follows. No such persons have a position with the Registrant, except Charles D. Robinson who holds the office of Vice President-Marketing of Mason Street Funds, Inc.

Name	Position
Mark J. Backe	Secretary
Rebekah B. Barsch	Director, Annuities
William H. Beckley	Director
Mark S. Bishop	Director, Field Supervision
Steven T. Catlett	Vice President, Investment Products
Walter J. Chossek	Treasurer
Eric P. Christophersen	Vice President and Chief Compliance Officer/NMIS Policy and Development
David J. Dorshorst	Director, Field Services and Support
Christina H. Fiasca	Director
Carol J. Flemma	Director, Business Development

Stephen J. Frankl	Director, Field Training and Development
Don P. Gehrke	Director, Retail Investment Operations
Mark J. Gmach	Regional Vice President, Field Supervision
John M. Grogan	Vice President, Field Services and Support
Karla D. Hill	Director, Human Resources
Richard L. Hall	Senior Vice President, Life Product
Diane B. Horn	Director, NMIS Compliance
Robert J. Johnson	Director, Field Compliance and Review
John C. (Chris) Kelly	Assistant Treasurer
John L. Kordsmeier	Vice President, Variable Life Sales
Patricia A. Krueger	Director, Annuity Operations
Jean M. Maier	Director; Senior Vice President, Compliance/Best Practices
Allan J. McDonell	Director, Retail Investment Services
Joanne M. Migliaccio	Director, Field Services and Support
Lynn A. Milewski	Director, Annuity Operations
Jennifer Murphy	Assistant Secretary
Timothy Nelson	Director, Market Conduct
Jeffrey J. Niehaus	Director, Business Retirement Market
Gregory C. Oberland	Vice President, Insurance Operations
Jennifer O’Leary	Assistant Treasurer
Daniel J. O’Meara	Regional Vice President, Field Supervision
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Charles D. Robinson	Senior Vice President, Investment Sales
Robin E. Rogers	Assistant Director, Field Services and Support
John E. Schlifske	Director; President and CEO
Richard P. Snyder	Director, Mutual Funds
Leonard F. Stecklein	Vice President, Investment Product Operations
Kellen A. Thiel	Director, Advisory Products
J. Edward Tippetts	Vice President, Field Development
Donald G. Tyler	Vice President, Investment Product Sales
Donald R. Wilkinson	Vice President, Field Management
Brian D. Wilson Robert J. Wright	Regional Vice President Director, Russell Distribution and Planning

All of the above are located at 611 or 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Item 28.	Location of Accounts and Records

Books and other documents required to be maintained by the Registrant by section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s transfer agent, Boston Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105 and the Funds’ custodians as follows:

a) the custodian for the domestic securities of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund is The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070;

b) the custodian for the International Equity Fund and any foreign assets of the Small Cap Growth Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

Registrant’s financial ledgers and other corporate records are maintained at its offices at The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 29.	Management Services

Not applicable

Item 30.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Mason Street Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 22nd day of July, 2005.

MASON STREET FUNDS, INC. (Registrant)

By:	/s/ MARK G. DOLL
Mark G. Doll, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ MARK G. DOLL Mark G Doll	President and Principal Executive Officer	July 22, 2005

/s/ WALTER M. GIVLER Walter M. Givler	Vice President, Chief Financial Officer and Treasurer	July 22, 2005

/s/ BARBARA E. COURTNEY Barbara E. Courtney	Controller and Principal Accounting Officer	July 22, 2005

/s/ LOUIS A. HOLLAND* Louis A. Holland	Director	July 22, 2005

/s/ ELIZABETH L. MAJERS* Elizabeth L. Majers	Director	July 22, 2005

/s/ WILLIAM A. MCINTOSH* William A. McIntosh	Director	July 22, 2005

/s/ MICHAEL G. SMITH* Michael G. Smith	Director	July 22, 2005

/s/ MARTIN F. STEIN* Martin F. Stein	Director	July 22, 2005

/s/ EDWARD J. ZORE* Edward J. Zore	Director	July 22, 2005

* By	/s/ MARK G. DOLL
Mark G. Doll, Attorney in fact, pursuant to the Power of Attorney attached hereto

POWER OF ATTORNEY

The undersigned Directors of Mason Street Funds, Inc. (the “Company”), hereby constitute and appoint Edward J. Zore and Mark G. Doll, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 17, 2005.

/s/ LOUIS A. HOLLAND	Director
Louis A. Holland

/s/ ELIZABETH L. MAJERS	Director
Elizabeth L. Majers

/s/ WILLIAM A. MCINTOSH	Director
William A. McIntosh

/s/ MICHAEL G. SMITH	Director
Michael G. Smith

/s/ MARTIN F. STEIN	Director
Martin F. Stein

/s/ EDWARD J. ZORE	Director
Edward J. Zore

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-1A

POST-EFFECTIVE AMENDMENT NO. 13 TO

REGISTRATION STATEMENT UNDER SECTION 6 OF

THE SECURITIES ACT OF 1933

AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940

FOR

MASON STREET FUNDS, INC.

Exhibit	Description
(h)6	Form of Fund Agreement by and among Nationwide Financial Services, Inc., Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC

(h)8	Fee Waiver Agreement among Mason Street Funds, Inc., Mason Street Advisors, LLC, Northwestern Mutual Investment Services, LLC and The Northwestern Mutual Life Insurance Company

(h)12	Form of Shareholder Services Agreement by and between SEI Global Services, Inc., Northwestern Mutual Investment Services, LLC and Mason Street Advisors, LLC

(h)13	Form of Wisconsin College Savings Program Licensing and Portfolio Services Agreement with Wells Fargo Funds Management, LLC

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm